INSTITUTIONAL CLASS

                             ROBECO INVESTMENT FUNDS
                                       OF
                               THE RBB FUND, INC.


                                   PROSPECTUS


                                  March 9, 2005


                            Robeco WPG Core Bond Fund
                        Robeco WPG Large Cap Growth Fund
                              Robeco WPG Tudor Fund


                         WEISS, PECK & GREER INVESTMENTS
                                909 THIRD AVENUE
                                   31ST FLOOR
                            NEW YORK, NEW YORK 10022
                                  800-223-3332



         The securities described in this Prospectus have been registered with the Securities and Exchange Commission (the "SEC"). The SEC, however, has not judged these securities for their investment merit and has not determined the accuracy or adequacy of this Prospectus. Anyone who tells you otherwise is committing a criminal offense.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INTRODUCTION...................................................................3

DESCRIPTIONS OF THE ROBECO INVESTMENT FUNDS

         Robeco WPG Core Bond Fund ............................................4

         Robeco WPG Large Cap Growth Fund .....................................9

         Robeco WPG Tudor Fund ...............................................14

MANAGEMENT OF THE FUNDS

          Investment Adviser..................................................22

          Portfolio Managers..................................................22

          Management Fees.....................................................23


OTHER SERVICE PROVIDERS.......................................................24


SHAREHOLDER INFORMATION

         Pricing of Fund Shares ..............................................25

         Market Timing .......................................................25

         Shareholder Service Fees.............................................26

         Purchase of Fund Shares .............................................26

         Redemption of Fund Shares ...........................................29

         Exchange Privilege ..................................................32

         Dividends and Distributions .........................................33

         Taxes................................................................33

         Multi-Class Structure ...............................................34

FINANCIAL HIGHLIGHTS..........................................................36

FOR MORE INFORMATION .................................................Back Cover

INTRODUCTION
--------------------------------------------------------------------------------

         This Prospectus has been written to provide you with the information you need to make an informed decision about whether to invest in the Institutional Class of the Robeco Investment Funds of The RBB Fund, Inc. (the "Company").


         The three mutual funds of the Company offered by this Prospectus are Robeco WPG Core Bond Fund, Robeco WPG Large Cap Growth Fund and Robeco WPG Tudor Fund (each a "Fund" and collectively, the "Funds"). Robeco USA, L.L.C., a Delaware limited liability company ("Robeco USA"), through its division Weiss, Peck & Greer Investments (the "Adviser"), provide investment advisory services to the Funds. This Prospectus and the Statement of Additional Information (the "SAI") incorporated herein relate solely to the Funds.

         The Company's Board of Directors has approved Agreements and Plans of Reorganization of the Company's Robeco WPG Core Bond Fund, Robeco WPG Large Cap Growth Fund and Robeco WPG Tudor Fund with WPG Core Bond Fund (a series of Weiss, Peck & Greer Funds Trust), WPG Large Cap Growth Fund and WPG Tudor Fund, respectively (each a "Predecessor Fund" and collectively, the "Predecessor Funds"), which provide that each of the Funds will acquire all of the assets and assume all of the liabilities of the corresponding Predecessor Funds. If the reorganizations are approved by the shareholders of the Predecessor Funds, then the Predecessor Funds will be reorganized into the Funds and the Funds will continue the investment operations of the Predecessor Funds. Prior to this date, the Funds had no assets or investment operations. Financial and performance information included in this Prospectus is that of the Predecessor Funds.


         This Prospectus has been organized so that each Fund has its own short section with important facts about the goals, strategies, risks, expenses and financial history of the particular Fund. Once you have read this section about the Funds, read the "Purchase of Fund Shares" and "Redemption of Fund Shares" sections. These two sections apply to all the Funds offered by this Prospectus.

ROBECO WPG CORE BOND FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL


         Current income, consistent with capital preservation. The Fund's investment goal is not fundamental and may be changed without shareholder approval by the Company's Board of Directors.


PRINCIPAL INVESTMENT STRATEGIES

         INVESTMENTS: The Fund invests substantially all, but at least 80%, of its net assets (including any borrowing for investment purposes) in U.S. denominated or quoted bonds issued by domestic or foreign companies or governmental entities. The Fund may invest in all types of bonds, including notes, mortgage-backed and asset-backed securities (including (without limitation) mortgage-backed derivative securities), convertible debt securities, municipal securities, and short-term debt securities. The Fund may also invest in fixed income securities of all types, including preferred stock. The Fund will notify shareholders in writing at least 60 days prior to any change in its policy to invest at least 80% of its net assets in one or more particular types of securities.

         CREDIT QUALITY: Investment grade only. This means bonds that are rated in one of the top four long-term rating categories by at least one major rating agency or are believed by the Adviser to be of comparable credit quality.


         DURATION: Average dollar weighted portfolio duration between three and seven years, but individual bonds may be of any duration. The Fund's duration will generally be in a narrow range relative to the duration of its benchmark, the Lehman Brothers Aggregate Index. As used in this Prospectus, "duration" means the weighted average term to maturity of a fixed income security's cash flows, based on their present values. Duration, which is expressed as a number of years from the purchase date of a security, can be used as a single measurement to compare fixed income securities with different issue dates, maturity dates, coupon rates, and yields to maturity.


         STRATEGIES:   There  are  three  principal  factors  in  the  Adviser's
selection process - maturity allocation, sector allocation and individual security selection.

         o The  Adviser  studies  the  relationship   between  bond  yields  and
           maturities under current market conditions and identifies maturities with high yields relative to the amount of risk involved.

         o The Adviser uses qualitative and quantitative methods to identify bond sectors that it believes are undervalued or will outperform other sectors. Sectors include U.S. Treasury securities and U.S. government agency securities, as well as corporate, mortgage-backed and asset-backed securities.

         o After the Fund's maturity and sector allocations are made, the Adviser selects individual bonds within each sector. The Adviser performs both fundamental and quantitative analysis, looking at:

           o Stable or improving issuer credit quality;

           o Market inefficiencies that cause individual bonds to have high relative values; and

           o Structural features of securities, such as callability, liquidity, and prepayment characteristics and expectations.

PRINCIPAL RISKS

         You could lose money on your investment in the Fund or the Fund could underperform other possible investments, including (without limitation) if any of the following occurs:

         o Interest rates rise, causing the bonds in the Fund's portfolio to drop in value.

         o The issuer or guarantor of a bond owned by the Fund defaults on its payment obligations, becomes insolvent or has its credit rating downgraded. Obligations of U.S. government agencies and authorities are supported by varying degrees of credit. The U.S. government gives no assurances that it will provide financial support to its agencies and authorities if it is not obligated by law to do so. Default in these issuers could negatively impact the Fund.

         o As a result of declining interest rates, the issuer of a bond exercises the right to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding bonds. This is known as call or prepayment risk.

         o As a result of declining interest rates, the Fund may be able to invest only in lower yielding bonds, decreasing the Fund's yield. This is known as interest risk.

         o When interest rates are rising, the average life of a bond is generally extended because of slower than expected principal payments. This will lock in a below-market interest rate, increase the bond's duration and reduce the value of the bond. This is known as extension risk.

         o The Adviser's judgments about the attractiveness, relative value or potential income of particular sectors or bonds proves to be wrong.

         o To the extent the Fund invests in bonds issued by foreign companies, the Fund may suffer losses or underperform compared to U.S. bond markets. The markets for foreign bonds may be smaller and less liquid than U.S. markets and less information about foreign companies may be available due to less rigorous accounting or disclosure standards. These risks are more pronounced to the extent the Fund invests in issuers in emerging market countries or significantly in one country.

         There is a greater risk that the Fund will lose money due to prepayment and extension risks because the Fund may invest heavily in asset-backed and mortgage-related securities. Mortgage derivatives in the Fund's portfolio may have especially volatile prices because of inherent severe sensitivity to the level of interest rates.

         WHO MAY WANT TO INVEST

         The Fund may be appropriate if you want:

         o Higher potential income than a money market fund with higher potential risk

         o To diversify by investing in a portfolio of investment grade, fixed income securities

         WHO MAY NOT WANT TO INVEST

         The Fund may not be appropriate if you want:

         o A temporary investment

         o Complete stability of principal
         o Long-term growth of capital

RISK/RETURN INFORMATION

         The performance shown in the bar chart and performance table below is for the Robeco WPG Core Bond Fund's Predecessor Fund, WPG Core Bond Fund, a series of the Weiss, Peck & Greer Funds Trust. The Company's Board of Directors has approved an Agreement and Plan of Reorganization with the WPG Core Bond Fund which provides that the Robeco WPG Core Bond Fund will acquire all of the assets and assume all of the liabilities of the Predecessor Fund. If this reorganization is approved by shareholders of the Predecessor Fund, the Predecessor Fund will be reorganized into the Robeco WPG Core Bond. It is anticipated that this reorganization will occur on or about April 29, 2005. The performance and accounting history of the Predecessor Fund will be assumed by the Robeco WPG Core Bond Fund and are reflected in the bar chart and performance table below.


         The bar  chart  below  illustrates  the  long-term  performance  of the
Predecessor Fund. The information shows you how the Predecessor Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The bar chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Predecessor Fund's performance would be reduced.


         TOTAL RETURNS FOR THE CALENDAR YEAR ENDED DECEMBER 31

         [GRAPHIC OMITTED]
         EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:


1995      13.25%
1996       3.85%
1997       7.37%
1998       9.26%
1999      -0.12%
2000      10.66%
2001       9.64%
2002      10.87%
2003       5.04%
2004       4.38%

As of December 31, 2004, the Predecessor Fund's 30-day yield was 3.09%. Call 1-800-223-3332 for current yields.


Best and Worst Quarterly Performance (for the periods reflected in the chart above)

Best Quarter:               4.76% (quarter ended September 30, 2002)

Worst Quarter:             (2.65)% (quarter ended June 30, 2004)

         AVERAGE ANNUAL TOTAL RETURNS


         The table below compares the Predecessor Fund's average annual total returns both before and after taxes for the past 10 calendar years to the average annual total returns of a broad-based securities market index for the same period.

         After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Predecessor Fund's average annual total returns for one year, five years and 10 years compare with those of broad measures of market performance. Past performance is not necessarily an indication of how the Fund will perform in the future.




                                                                             AVERAGE ANNUAL TOTAL RETURNS
                                                                      (FOR THE PERIODS ENDED DECEMBER 31, 2004)
                                                                      -----------------------------------------
                                                                       1 Year           5 Years         10 Years
                                                                       ------           -------         --------
ROBECO WPG CORE BOND FUND
Return Before Taxes                                                     4.38%            8.08%            7.35%
Return After Taxes on Distributions                                     3.33%            6.34%            5.25%
Return After Taxes on Distributions and Sales of Shares                 2.83%            5.85%            4.99%
----------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Index (reflects no deduction for              4.34%            7.71%            7.72%
fees, expenses or taxes) (1)

(1)  The Lehman  Brothers  Aggregate Index  represents  securities that are U.S.  domestic,  taxable,  and dollar denominated.  The index covers the U.S.  investment grade fixed rate bond market,  with index components for government and corporate debt securities, mortgage pass-through securities, and asset-backed securities. The
     Index is unmanaged and cannot be invested indirectly.



EXPENSES AND FEES


         As a shareholder, you pay certain fees and expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Institutional Class of the Fund.


                                                             INSTITUTIONAL CLASS
                                                             -------------------

SHAREHOLDER FEES
(paid directly from your investment)

Maximum short-term redemption fee (1)                                2.00%
(% of redemption proceeds)

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)


Management fees                                                      0.45%
Distribution (12b-1) fees                                             None
Other Expenses (2)                                                   0.26%
                                                                   -------
Total annual Fund operating expenses                                 0.71%
Fee waivers/expense reimbursements(3)                               (0.28%)
                                                                   -------
Net expenses                                                         0.43%
                                                                   =======


(1) The redemption fee applies to shares redeemed (either by selling or exchanging into another Robeco Investment Fund) within 60 days of purchase. The fee is withheld from redemption proceeds and retained by the Fund, and is intended to compensate the Fund and its shareholders for the costs associated with short-term investors. Shareholders requesting redemptions by wire are also charged a wire redemption fee, currently $9.
(2) Other expenses include audit, administration, custody, legal, registration, transfer agency, and miscellaneous other charges and shareholder services fees. The Fund may pay shareholder services fees (which are included in Other expenses) up to a maximum of 0.25% of the Fund's average daily net assets attributable to Institutional Shares but does not expect to incur shareholder servicing fees of more than 0.02% during the current fiscal year.
(3) The Adviser has contractually agreed to waive a portion of its advisory fee and/or reimburse certain expenses in order to limit Total annual Fund operating expenses to 0.43% of the Fund's average daily net assets through April 30, 2006.

EXAMPLE

         This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The example also assumes that your investment has a 5% return each year, that the operating expenses of the Fund remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                              1 YEAR       3 YEARS*     5 YEARS*      10 YEARS*
                              ------       --------     --------      ---------


INSTITUTIONAL CLASS            $44           $189         $358          $847


*The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on April 30, 2006. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement only for the first year.

ROBECO WPG LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL

         Long-term growth of capital. The Fund's investment goal is not fundamental and may be changed without shareholder approval by the Company's Board of Directors.

PRINCIPAL INVESTMENT STRATEGIES


         INVESTMENTS: The Fund invests at least 80% of its net assets (including any borrowing for investment purposes) in equity securities of U.S. large capitalization companies that the Adviser believes offer the prospect of capital appreciation. As used in this Prospectus, "large cap companies" generally means a universe of companies composed of the combination of two well-known large cap benchmarks, the Russell 1000(R) Index and the S&P 500(R) Index. The market capitalization range of the companies represented in Russell 1000(R) Index as of January 31, 2005 was between $1.6 billion and $318 billion, with a median market capitalization of approximately $ 4.1 billion. The market capitalization range of the companies represented in the S&P 500(R) Index as of January 31, 2005 was between $624 million and $382 billion, with a median market capitalization of approximately $10.3 billion. The Fund's portfolio generally will consist of common stocks of between 60 and 100 companies. The Fund will notify shareholders in writing at least 60 days prior to any change in its policy to invest at least 80% of its net assets in one or more particular types of securities.


         In order to remain fully invested and instead of purchasing and selling securities directly, the Fund may invest in depository receipts which seek to replicate the price performance and dividend yield of the Russell 1000(R) Growth Index and use derivative contracts (such as futures on the Russell 1000(R) Growth Index).

         STRATEGIES: The Adviser uses quantitative techniques to analyze a universe of companies included in the Russell 1000(R) Index, S&P 500(R) Index, and selected large cap ADRs. Using a proprietary multi-factor stock-selection model, the Adviser identifies stocks that the Adviser believes have rising earnings expectations that sell at low relative valuations when compared with their sector peers. Firmly established through the quantitative research process, the Adviser believes that these are the stocks that will lead to portfolio out-performance.


         Based on this information, and using sophisticated risk measurement tools, the Adviser selects the combination of stocks, together with their appropriate weightings, that it believes will maximize the Fund's expected return with the level of risk taken. The Adviser seeks to maintain the market capitalization, sector allocations and style characteristics of the Fund's portfolio similar to those of the Russell 1000(R) Growth Index.


         The portfolio is rebalanced regularly, generally on a bi-weekly basis, to maintain the optimal risk/return trade-off. The Adviser assesses each stock's changing characteristics relative to its contribution to portfolio risk. A stock is sold when the Adviser believes it no longer offers an appropriate return-to-risk tradeoff.

PRINCIPAL RISKS

         You could lose money on your investment in the Fund or the Fund could underperform other possible investments, including (without limitation) if any of the following occurs:

         o The U.S. stock market goes down.

         o Growth stocks or stocks of large capitalization companies temporarily fall out of favor with investors.

         o Companies in which the Fund invests suffer unexpected losses or lower than expected earnings.

         o The  Adviser's   judgment  about  the   attractiveness  or  potential
           appreciation of a particular security or sector proves to be wrong.

         o The factors considered by the multi-factor stock-selection model fail to select stocks with better relative performance than those included in the Russell 1000(R) Growth Index.

         WHO MAY WANT TO INVEST

         The Fund may be appropriate if you:

         o Are pursuing a long-term goal, such as investing for retirement, that has an investment goal of growth of capital

         o Are seeking higher long-term returns and can accept a higher level of risk

         o Are seeking to diversify your portfolio by investing in a portfolio of common stocks of large companies

         o Are seeking an objective, disciplined investment process

         WHO MAY NOT WANT TO INVEST

         The Fund may not be appropriate if you:

         o Are pursuing a short-term investment goal
         o Want stability of principal
         o Seek income as an important component of your investment goal

RISK/RETURN INFORMATION

         The performance shown in the bar chart and performance table below is for the Robeco WPG Large Cap Growth Fund's Predecessor Fund, WPG Large Cap Growth Fund. The Company's Board of Directors has approved an Agreement and Plan of Reorganization with the WPG Large Cap Growth Fund which provides that the Robecco WPG Large Cap Growth Fund will acquire all of the assets and assume all of the liabilities of the Predecessor Fund. If this reorganization is approved by shareholders of the Predecessor Fund, the Predecessor Fund will be reorganized into the Robecco WPG Large Cap Growth Fund. It is anticipated that this reorganization will occur on or about April 29, 2005. The performance and accounting history of the Predecessor Fund will be assumed by the Robeco WPG Large Cap Growth Fund and are reflected in the bar chart and performance table below.


         The bar  chart  below  illustrates  the  long-term  performance  of the
Predecessor Fund. The information shows you how the Predecessor Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The bar chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Predecessor Fund's performance would be reduced.


         TOTAL RETURNS FOR THE CALENDAR YEAR ENDED DECEMBER 31

         [GRAPHIC OMITTED]
         EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:



1995      32.73%
1996      24.42%
1997      36.27%
1998      27.51%
1999      12.68%
2000      -1.68%
2001     -20.45%
2002     -27.59%
2003      31.89%
2004       3.82%


Best and Worst Quarterly Total Performance (for the periods reflected in the chart above)

Best Quarter:              19.82% (quarter ended June 30, 1997)

Worst Quarter:             (18.97)% (quarter ended September 30, 2001)

         AVERAGE ANNUAL TOTAL RETURNS


         The table below compares the Predecessor Fund's average annual total returns both before and after taxes for the past 10 calendar years to the average annual total returns of a broad-based securities market index for the same period.

         After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Predecessor Fund's average annual total returns for one year, five years and 10 years compare with those of broad measures of market performance. Past performance is not necessarily an indication of how the Fund will perform in the future.



                                                                          AVERAGE ANNUAL TOTAL RETURNS (1)
                                                                     (FOR THE PERIODS ENDED DECEMBER 31, 2004)
                                                                     -----------------------------------------
                                                                     1 YEAR           5 YEARS         10 YEARS
                                                                     ------           -------         --------
ROBECO WPG LARGE CAP GROWTH FUND
Return Before Taxes                                                  3.82%            (4.96)%          9.63%
Return After Taxes on Distributions                                  1.96%            (6.15)%          6.93%
Return After Taxes on Distributions and Sales of Shares              4.92%            (4.48)%          7.13%
--------------------------------------------------------------------------------------------------------------
Russell 1000(R)Growth Index (reflects no deduction for fees,         6.30%            (9.29)%          9.59%
expenses or taxes) (2)


(1)  The Predecessor  Fund's  performance record shown in the table for periods prior to December 31, 2003 was achieved under the Predecessor Fund's previous qualitative strategy.
(2)  The  Russell  1000(R)  Growth  Index  contains  those  securities  in the  Russell  1000(R)  Index  with a greater-than-average growth orientation.  Companies in this index tend to exhibit higher price-to-book and price-to-earnings  ratios,  lower  dividend  yields,  and higher  forecasted  growth  rates.  The Index is unmanaged and cannot be invested in directly.

EXPENSES AND FEES


         As a shareholder, you pay certain fees and expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Institutional Class of the Fund.


SHAREHOLDER FEES
(paid directly from your investment)

Maximum short-term redemption fee(1)                           2.00%
(% of redemption proceeds)

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)


Management fees                                                0.75%
Distribution (12b-1) fees                                       None
Other Expenses (2)                                             1.04%
                                                             -------
Total annual Fund operating expenses                           1.79%
Fee waiver/expense reimbursements(3)                          (0.39%)
                                                             -------
Net expenses                                                   1.40%
                                                             =======


(1) The redemption fee applies to shares redeemed (either by selling or exchanging into another Robeco Investment Fund) within 60 days of purchase. The fee is withheld from redemption proceeds and retained by the Fund, and is intended to compensate the Fund and its shareholders for the costs associated with short-term investors. Shareholders requesting redemptions by wire are also charged a wire redemption fee, currently $9.
(2) Other expenses include audit, administration, custody, legal, registration, transfer agency, and miscellaneous other charges and shareholder services fees. The Fund may pay shareholder services fees (which are included in Other expenses) up to a maximum of 0.25% of the Fund's average daily net assets attributable to Institutional Shares but does not expect to incur shareholder servicing fees of more than 0.02% during the current fiscal year.
(3) The Adviser has contractually agreed to waive a portion of its advisory fee and/or reimburse certain expenses in order to limit Total annual Fund operating expenses to 1.40% of the Fund's average daily net assets through April 30, 2006.

EXAMPLE

         This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The example also assumes that your investment has a 5% return each year, that the operating expenses of the Fund remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


                                 1 YEAR     3 YEARS*     5 YEARS*     10 YEARS*
                                 ------     --------     --------     ---------
INSTITUTIONAL CLASS               $143        $512         $920        $2,059


*The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on April 30, 2006. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement only for the first year.

ROBECO WPG TUDOR FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL

         Capital appreciation by investing primarily in common stocks, securities convertible into common stocks and in special situations. The Fund's investment goal is not fundamental and may be changed without shareholder approval by the Company's Board of Directors.

PRINCIPAL INVESTMENT STRATEGIES

         INVESTMENTS: The Fund invests primarily in common stocks of U.S. companies with market capitalizations of less than $2 billion.

         Although the Fund invests primarily in common stocks, the Fund may invest in all types of equity and equity-related securities, including (without limitation):

         o Securities convertible into common stocks.
         o Shares of REITs.
         o Warrants and rights to purchase common stocks.
         o Preferred stocks.

         SPECIAL SITUATIONS: The Fund may invest in companies that may experience unusual and possibly unique developments which may create a special opportunity for significant returns. Special situations include: significant technological improvements or important discoveries; reorganizations, recapitalizations or mergers; favorable resolutions of litigation; new management or material changes in company policies; and actual or potential changes in control of a company.


         STRATEGIES: The Adviser uses a value approach to select the Fund's investments. Using this investment style, the Adviser seeks securities selling at substantial discounts to their underlying values and then holds these securities until the market values reflect what the Adviser believes to be their intrinsic values. The Adviser employs a bottom-up strategy, focusing on undervalued industries that the Adviser believes are experiencing positive change. The Adviser then uses both qualitative and quantitative methods to assess a security's potential value. The portfolio managers managing the Fund meet with a multitude of companies annually to identify companies with increasing returns on capital in their core businesses which are selling at attractive valuations.


         Factors the Adviser looks for in selecting investments include (without limitation):

         o Increasing returns on invested capital.


         o Managements who have demonstrated an ability to generate high return on invested capital (ROIC).


         o Companies which provide solid cash flows with appropriate capital.

         o Potential catalysts such as new products, cyclical upturns and changes in management.

         o Low market valuations relative to earnings forecast, book value, cash flow and sales.

PRINCIPAL RISKS

         You could lose money on your investment in the Fund or the Fund could underperform other possible investments, including (without limitation) if any of the following occurs:

         o The stock market goes down.

         o Small capitalization stocks temporarily fall out of favor with investors.

         o Value stocks temporarily fall out of favor with investors.

         o The Fund's assets remain undervalued or do not have the potential value originally expected.

         o Companies in which the Fund invests suffer unexpected losses or lower than expected earnings which, in addition to causing the Fund to be less liquid, will reduce the Fund's net asset value.

         o The Adviser's judgments about the attractiveness, value or potential appreciation of a particular company's stock selected for the Fund's portfolio prove to be wrong or the special situation that the Adviser anticipated does not occur.

SPECIAL RISKS

         Because the Fund invests primarily in small capitalization stocks, your investment will be subject to higher risks generally associated with smaller companies. Smaller companies may have limited product lines, markets and financial resources. The prices of small capitalization stocks tend to be more volatile than those of other stocks. Small capitalization stocks are not priced as efficiently as stocks of larger companies. In addition, it may be harder to sell these stocks, especially during a down market or upon the occurrence of adverse company-specific events, which can reduce their selling prices.

         WHO MAY WANT TO INVEST

         The Fund may be appropriate if you:

         o Are seeking to diversify by investing in a portfolio of common stocks of small companies

         o Are pursuing a long-term goal, such as investing for retirement

         o Are seeking potentially higher long term returns and can accept a higher level of risk

         WHO MAY NOT WANT TO INVEST

         The Fund may not be appropriate if you:

         o Are pursuing a short-term investment goal
         o Want stability of principal
         o Are uncomfortable with the risk and price volatility of the stock market and small capitalization stocks

RISK/RETURN INFORMATION

         The performance shown in the bar chart and performance table shown below is for the Robeco WPG Tudor Fund's Predecessor Fund, WPG Tudor Fund. The Company's Board of Directors has approved an Agreement and Plan of Reorganization with the WPG Tudor Fund which provides that the Robecco WPG Tudor Fund will acquire all of the assets and assume all of the liabilities of the Predecessor Fund. If this reorganization is approved by shareholders of the Predecessor Fund, the Predecessor Fund will be reorganized into the Robecco WPG Tudor Fund. It is anticipated that this reorganization will occur on or about April 29, 2005. The performance and accounting history of the Predecessor Fund will be assumed by the Robeco WPG Tudor Fund and are reflected in the bar chart and performance table below.


         The bar  chart  below  illustrates  the  long-term  performance  of the
Predecessor Fund. The information shows you how the Predecessor Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The bar chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results.


         TOTAL RETURNS FOR THE CALENDAR YEAR ENDED DECEMBER 31

         [GRAPHIC OMITTED]
         EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:


1995      41.18%
1996      18.82%
1997      11.11%
1998     -22.01%
1999      63.26%
2000      -5.20%
2001     -14.78%
2002     -26.10%
2003      45.37%
2004      19.35%


Best and Worst Quarterly Performance (for the periods reflected in the chart above)

Best Quarter:              42.13% (quarter ended December 31, 1999)

Worst Quarter:             (29.34)% (quarter ended September 30, 1998)

         AVERAGE ANNUAL TOTAL RETURNS


         The table below compares the Predecessor Fund's average annual total returns both before and after taxes for the past 10 calendar years to the average annual total returns of broad-based securities market indices for the same period.

         After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Predecessor Fund's average annual total returns for one year, five years and 10 years compare with those of broad measures of market performance. Past performance is not necessarily an indication of how the Fund will perform in the future.

                                                                           AVERAGE ANNUAL TOTAL RETURNS(1)
                                                                     (FOR THE PERIODS ENDED DECEMBER 31, 2004)
                                                                     -----------------------------------------

                                                                       1 YEAR         5 YEARS         10 YEARS
                                                                       ------         -------         --------
ROBECO WPG TUDOR FUND
Return Before Taxes                                                    19.35%          0.71%            9.41%
Return After Taxes on Distributions                                    15.17%         (1.05)%           6.06%
Return After Taxes on Distributions and Sales of Shares                12.51%         (0.35)%           6.24%
--------------------------------------------------------------------------------------------------------------
Russell 2000(R) Value Index (reflects no deduction for fees,           22.25%         17.23%           15.17%
expenses or taxes) (2)

(1)The Predecessor Fund's performance record prior to August 18, 2003 was achieved under the Predecessor Fund's previous growth-related strategy.
(2)The Russell  2000(R) Value Index  measures the  performance  of those Russell  2000(R) Index  companies with lower price-to-book ratios and lower forecasted growth values. The Index is unmanaged and cannot be invested in directly.

EXPENSES AND FEES


         As a shareholder, you pay certain fees and expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Institutional Class of the Fund.


SHAREHOLDER FEES
(paid directly from your investment)

Maximum short-term redemption fee(1)                                      2.00%
(% of redemption proceeds)

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)


Management fees                                                           0.90%
Distribution (12b-1) fees                                                  None
Other Expenses (2)                                                        0.54%
                                                                          -----
Total annual Fund operating expenses(3)                                   1.44%
                                                                          =====


(1) The redemption fee applies to shares redeemed (either by selling or exchanging into another Robeco Investment Fund) within 60 days of purchase. The fee is withheld from redemption proceeds and retained by the Fund, and is intended to compensate the Fund and its shareholders for the costs associated with short-term investors. Shareholders requesting redemptions by wire are also charged a wire redemption fee, currently $9.
(2) Other expenses include audit, administration, custody, legal, registration, transfer agency, and miscellaneous other charges and shareholder services fees. The Fund may pay shareholder services fees (which are included in Other expenses) up to a maximum of 0.25% of the Fund's average daily net assets attributable to Institutional Shares but does not expect to incur shareholder servicing fees of more than 0.02% during the current fiscal year.
(3) The Adviser has contractually agreed to waive a portion of its advisory fee and/or reimburse Fund expenses in order to limit Total annual Fund operating expenses to 1.70% of the Fund's average daily net assets through April 30, 2006.

EXAMPLE

         This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The example also assumes that your investment has a 5% return each year, that the operating expenses of the Fund remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                   ------    -------    -------    --------
INSTITUTIONAL CLASS                 $147      $456       $787       $1,724

MORE ABOUT THE FUNDS' INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

         The Risk/Return Summary for each Fund describes the Fund's investment objective and its principal investment strategies and risks. This section provides some additional information about the Funds' investments and certain portfolio management techniques that the Funds may use. More information about the Funds' investments and portfolio management techniques, some of which entail risks, is included in the SAI.


MORE ABOUT THE FUNDS' PRINCIPAL INVESTMENTS AND RISKS


         DERIVATIVE CONTRACTS. Each Fund may, but need not, use derivative contracts for any of the following purposes:

         o To seek to hedge against the possible adverse impact of changes in stock market prices, currency exchange rates or interest rates in the market value of its securities or securities to be bought

         o As a substitute for buying or selling currencies or securities

         o To seek to enhance the Fund's return in non-hedging situations


         Examples of derivative contracts include: futures and options on securities, securities indices or currencies; options on these futures; forward foreign currency contracts; and interest rate or currency swaps. Only the Tudor Fund may use derivative contracts involving foreign currencies. A derivative contract will obligate or entitle a Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on a Fund's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. A Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities in that the counterparty may default on its payment obligations or become insolvent. Derivatives can also make the Fund less liquid and harder to value, especially in declining markets.


         EQUITY INVESTMENTS. The Large Cap Growth Fund and Tudor Fund may invest in all types of equity securities. Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies and REITs, and equity participations.

         FIXED INCOME INVESTMENTS. The Core Bond Fund may invest in all types of fixed income securities. The Large Cap Growth Fund and Tudor Fund may invest a portion of their assets in fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-backed securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by corporate and governmental issuers and may have all types of interest rate payment and reset terms, including (without limitation) fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features.

         The credit quality of securities held in a Fund's portfolio is determined at the time of investment. If a security is rated differently by multiple ratings organizations, a Fund treats the security as being rated in the higher rating category. A Fund may choose not to sell securities that are downgraded below the Fund's minimum accepted credit rating after their purchase.

         FOREIGN SECURITIES. All of the Funds may invest in U.S. dollar-denominated or traded securities of foreign issuers. In addition, the Tudor Fund may invest in securities traded or denominated in foreign currencies. Investments in securities of foreign entities and securities denominated or traded in foreign currencies involve special risks. These include possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. Changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of a Fund's assets denominated or quoted in currencies other than the U.S. dollar. Emerging market investments offer the potential for significant gains but also involve greater risks than investing in more developed countries. Political or economic instability, lack of market liquidity and government actions such as currency controls or seizure of private business or property may be more likely in emerging markets.

         MORTGAGE-BACKED SECURITIES. Mortgage-backed securities may be issued by private companies or by agencies of the U.S. Government. Mortgage-backed securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property.


         Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgage or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only mortgage-backed securities are particularly subject to prepayment risk. A Fund may obtain a below market yield or incur a loss on such instruments during periods of declining interest rates. Interest only instruments are particularly subject to extension risk. Mortgage derivatives and structured securities often employ features that have the effect of leverage. As a result, small changes in interest or prepayment rates may cause large and sudden price movements, especially compared to an investment in a security that is not leveraged. Mortgage derivatives can also become illiquid and hard to value in declining markets.


         The Core Bond Fund may use mortgage dollar rolls to finance the purchase of additional investments. Dollar rolls expose a Fund to the risk that it will lose money if the additional investments do not produce enough income to cover the Fund's dollar roll obligations. In addition, if the Adviser's prepayment assumptions are incorrect, a Fund may have performed better had the Fund not entered into the mortgage dollar roll.

         OTHER INVESTMENT COMPANIES. Each Fund may invest up to 10% of its total assets in the securities of other investment companies not affiliated with WPG, but not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. Among other things, the Funds may invest in money market mutual funds for cash management purposes by "sweeping" excess cash balances into such funds until the cash is invested or otherwise utilized. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund.

         PORTFOLIO TURNOVER. Each Fund may engage in active and frequent trading, resulting in high portfolio turnover. This may lead to the realization and distribution to shareholders of higher capital gains, increasing their tax liability. Frequent trading may also increase transaction costs, which could detract from the Funds' performance.

         SECURITIES LENDING. Each Fund may seek to increase its income by lending portfolio securities to institutions, such as certain broker-dealers. Portfolio securities loans are secured continuously by collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned. The value of the securities loaned by a Fund will not exceed 33 1/3% of the value of the Fund's total assets. A Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

         TEMPORARY INVESTMENTS. Each Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If a Fund were to take a temporary defensive position, it may be unable for a time to achieve its investment goal.

DISCLOSURE OF PORTFOLIO HOLDINGS

         A description of the Company's policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the SAI.

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER


         The Adviser is located at 909 Third Avenue, 31st Floor, New York, New York 10022, and is a subsidiary of Robeco Group N.V., a Dutch public limited liability company ("Robeco"). Founded in 1929, Robeco is one of the world's oldest asset management organizations. As of February 1, 2005, Robeco, through its investment management subsidiaries, had approximately $150.0 billion in assets under management. Robeco USA has over 30 years experience as an investment adviser to institutional and individual clients.


         Subject to the general supervision of the Company's Board of Directors, the Adviser manages the Funds' portfolios and is responsible for the selection and management of all portfolio investments of the Fund in accordance with each Fund's investment objective and policies.

PORTFOLIO MANAGERS

         The  portfolio  managers  primarily   responsible  for  the  day-to-day
operation of the Funds are:


FUND                           PORTFOLIO MANAGER(S)             SINCE      PAST 5 YEARS' BUSINESS EXPERIENCE
Robeco WPG Core Bond Fund      Daniel S.Vandivort                1995      President, 2005; Senior managing director
                                                                           of the Adviser.


                               Sid Bakst                         1998      Managing director of the Adviser.


         Mr. Vandivort is the senior macro economic policymaker for the fixed income group for the Adviser. His influence in this regard directly impacts decisions in managing the weightings of sectors and yield curve weighting for the Fund. The "yield curve" is a graph representing yields offered for U.S. Treasury securities with maturities ranging from three months to 30 years. Mr. Bakst is involved in the day-to-day management of the Fund including the selection of specific issuers and determining attractive prices at which to execute individual transactions within the investment grade corporate bond sector.


FUND                           PORTFOLIO MANAGER(S)             SINCE      PAST 5 YEARS' BUSINESS EXPERIENCE
Robeco WPG Large Cap Growth    E.K. Easton Ragsdale              2004      Managing  director  of  the  Adviser  since  2003.  Prior
Fund                                                                       thereto,  managing  director and associate head of equity
                                                                           at State Street Research & Management Co.

                               Peter Albanese                    2004      Principal of the Adviser since 2003. Prior thereto,
                                                                           senior vice president of US Trust Co. of New York.

         Messrs. Ragsdale and Albanese serve as co-portfolio managers. All responsibilities are shared. Each of the co-managers have specific sectors for which they are responsible. As co-portfolio managers, they seek to reach a consensus whenever practical. This is the situation the vast majority of the time. However, as Head of Quantitative Equities, if there is a disagreement, Mr. Ragsdale's decision is final.

FUND                           PORTFOLIO MANAGER(S)             SINCE      PAST 5 YEARS' BUSINESS EXPERIENCE
Robeco WPG Tudor Fund          Richard A. Shuster                2003      Managing director of the Adviser since 1999 and head of
                                                                           the  Adviser's  Small  Cap  Value  Team.  Prior  thereto,
                                                                           managing director with APM Partners, LP.

                               Gregory N. Weiss                  2003      Managing director, portfolio manager and research analyst
                                                                           of the Adviser since 1999. Prior thereto,  equity analyst
                                                                           at Bear Stearns & Co.

         Messrs. Shuster and Weiss serve as co-portfolio managers. Mr. Shuster is the senior portfolio manager. Although the managers have different sectors for which they are responsible for selecting individual securities, Mr. Shuster has ultimate veto power and is responsible for cash weighting, sector allocations, and capitalization weightings.

         The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

MANAGEMENT FEES

         The Adviser's fee as a percentage of average daily net assets for each Fund is as follows:

--------------------------------------------------------------------------------
Fund:                   Percentage of average daily net assets:
--------------------------------------------------------------------------------
Core Bond Fund            0.45%

Large Cap Growth Fund     0.75%

Tudor Fund                0.90% of average net assets up to $300 million
                          0.80% of average net assets of $300 million to
                            $500 million
                          0.75% of average net assets in excess of $500 million

         Until April 30, 2006, the Adviser has agreed to waive its fees and reimburse expenses to the extent necessary to limit annual operating expenses of the Core Bond Fund, Large Cap Growth Fund, and Tudor Fund to 0.43%, 1.40% and 1.70%, respectively. Because the Funds have not operated for a full fiscal year, information regarding the aggregate fee paid during the prior fiscal year is not yet available.

OTHER SERVICE PROVIDERS
--------------------------------------------------------------------------------

         The following chart shows the Funds' other service providers and includes their addresses and principal activities.



                                                  ------------
                                                  SHAREHOLDERS
                                                  ------------

Distribution     ----------------------------------          ----------------------------------
and                    PRINCIPAL DISTRIBUTOR                         TRANSFER AGENT AND
Shareholder                                                      DIVIDEND DISBURSING AGENT
Services               PFPC DISTRIBUTORS, INC.
                          760 MOORE ROAD                                PFPC INC.
                      KING OF PRUSSIA, PA 19406                    301 BELLEVUE PARKWAY
                                                                   WILMINGTON, DE 19809
                       Distributes shares and
                       provides administrative                  Handles shareholder services,
                       services to beneficial                    including recordkeeping and
                        shareholders of the                      statements, distribution of
                                Funds.                           dividends and processing of
                                                              buy, sell and exchange requests.
                 ----------------------------------          ----------------------------------

Asset            ----------------------------------          ----------------------------------
Management                                                                CUSTODIAN

                        INVESTMENT ADVISER                              MELLON BANK N.A.
                                                                     135 SANTILLI HIGHWAY
                        WEISS, PECK & GREER                            EVERETT, MA 02149
                            INVESTMENTS
                         909 THIRD AVENUE                          Holds each Fund's assets,
                        NEW YORK, NY 10022                       settles all portfolio trades
                                                                  and collects most of the
                   Manages each Fund's investment                 valuation data required for
                            activities.                           calculating each Fund's net
                                                                          asset value.

                 ----------------------------------          ----------------------------------

Fund             ----------------------------------          ----------------------------------
Operations             ADMINISTRATOR AND FUND
                          ACCOUNTING AGENT

                              PFPC INC.
                        301 BELLEVUE PARKWAY
                        WILMINGTON, DE 19809

                   Provides facilities, equipment
                     and personnel to carry out
                   administrative services related
                  to each Fund and calculates each
                       Fund's net asset value,
                    dividends and distributions.
                 ----------------------------------

                                         ---------------------------------
                                                BOARD OF DIRECTORS

                                         Supervises the Funds' activities.
                                         ---------------------------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PRICING OF FUND SHARES


         The Institutional Class shares of the Funds ("Shares") are priced at their net asset value ("NAV"). The NAV per share of each Fund is calculated as follows:

                   Value of Assets Attributable to the Institutional Class
         NAV =   - Value of  Liabilities Attributable to the Institutional Class
                   -------------------------------------------------------------
                   Number of Outstanding Shares of the Institutional Class

         Each Fund's NAV is calculated once daily at the close of regular trading hours on the New York Stock Exchange (the "NYSE") (generally 4:00 p.m. Eastern time) on each day the NYSE is open (a "Business Day"). The NYSE is generally open Monday through Friday, except national holidays. The Funds will effect purchases or redemptions of shares at the next NAV calculated after receipt of your order in proper form.

         The Funds' equity securities are valued using the closing price or the last sale price on the national securities exchange or on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") market system where they are primarily traded. If there were no sales on that day or the securities are traded on other over-the-counter markets, the mean of the last bid and ask price prior to the market close is used. Short-term debt securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Debt securities having a remaining maturity of greater than 60 days are valued by a pricing service which utilizes matrix pricing based upon both dealer-supplied valuations and other techniques that take into account various factors, such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If the Funds hold foreign equity securities, the calculation of the Funds' NAV will not occur at the same time as the determination of the value of the foreign equity securities in the Funds' portfolio, since these securities are traded on foreign exchanges. With the approval of the Company's Board of Directors, the Fund may use a pricing service, bank or broker-dealer experienced in providing valuations to value the Fund's securities. If market quotations are unavailable or deemed unrealiable, securities will be valued by the Fund's Valuation Committee following procedures adopted by the Company's Board of Directors. In addition, the prices of foreign securities may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. In such instances, the Fund's Valuation Committee may fair value such foreign securities. The use of an independent service and fair valuation involve the risk that the values used by the Funds to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.


MARKET TIMING

         Market timing is defined as effecting frequent trades into or out of a fund in an effort to anticipate or time market movements. Due to the frequent and disruptive nature of this activity, it can adversely impact the ability of the Adviser to invest assets in an orderly, long-term manner, which, in turn, may adversely impact the performance of the Funds. In addition, such activity also may result in adverse tax consequences to shareholders. There is no assurance that the Funds will be able to identify market timers, particularly if they are investing through intermediaries.

         The Board of Directors of the Company has adopted policies and procedures with respect to frequent trading of Fund shares by shareholders. Each Fund charges a redemption fee of 2% on shares redeemed within 60 days of purchase. In addition, the Funds limit the number of exchanges to six (6) times per year (at least 30 days apart). For further information on redemptions and exchanges, please see the sections entitled "Shareholder Information -- Redemption of Fund Shares" and "Shareholder Information -- Exchange Privilege."

         The Company reserves the right, in its sole discretion, to reject purchase orders when, in the judgment of management, such rejection is in the best interest of the Fund and its shareholders.

SHAREHOLDER SERVICE FEES

         Institutional Shares of the Funds can pay shareholder service fees at an annual rate of up to 0.25% of each Fund's Institutional Share assets to financial advisers (which may include affiliates of the Adviser) who provide certain services to their customers who own Institutional Shares of the Funds.

PURCHASE OF FUND SHARES

         Shares representing interests in the Funds are offered continuously for sale by PFPC Distributors, Inc. (the "Distributor").


         PURCHASES THROUGH INTERMEDIARIES. Shares of the Funds may be available through certain brokerage firms, financial institutions and other industry professionals (collectively, "Service Organizations"). Certain features of the Shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct fees, which charges and fees would not be imposed if Shares are purchased directly from the Company. Therefore, you should contact the Service Organization acting on your behalf concerning the fees (if any) charged in connection  with a  purchase  or  redemption  of  Shares  and  should  read this
Prospectus in light of the terms governing your accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Company in accordance with their agreements with the Company and with clients or customers. Service Organizations or, if applicable, their designees that have entered into agreements with the Company or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Company's pricing on the following Business Day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Company will be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts a purchase or redemption order in good order if the order is actually received by the Company in good order not later than the next business morning. If a purchase order is not received in good order, PFPC will contact the financial intermediary to determine the status of the purchase order. Orders received by the Company in good order will be priced at the appropriate Fund's NAV next computed after they are deemed to have been received by the Service Organization or its authorized designee.


         The Company relies upon the integrity of Service Organizations to ensure that orders are timely and properly submitted. Each Fund cannot assure you that Service Organizations properly submitted to it all purchase and redemption orders received from the Service Organization's customers before the time for determination of the Fund's NAV in order to obtain that day's price.

         For administration, subaccounting, transfer agency and/or other services, each Fund or the Adviser may pay Service Organizations and certain recordkeeping organizations a fee (the "Service Fee") of the average annual NAV of accounts with the Company maintained by such Service Organizations or recordkeepers. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper.

         GENERAL. You may also purchase Shares of each Fund at the NAV per share next calculated after your order is received by PFPC Inc. (the "Transfer Agent") in proper form as described below. After an initial purchase is made, the Transfer Agent will set up an account for you on the Company records. The minimum initial investment and the minimum additional investment in the Funds is as follows:

-------------------------------------------------------------------------------
                                    INITIAL INVESTMENT   ADDITIONAL INVESTMENT
-------------------------------------------------------------------------------

All Funds except Core Bond Fund          $100,000*               $100
-------------------------------------------------------------------------------

Core Bond Fund                            $50,000               $5,000
-------------------------------------------------------------------------------

*Shareholders of the Large Cap Growth and Tudor Funds prior to April 29, 2005 will not be subject to the minimum initial investment requirement disclosed in the above table with respect to accounts held in such shareholders' record names prior to such date. The minimum initial investment requirement for such shareholders will be $2,500.

         The minimum initial and subsequent investment requirements may be reduced or waived from time to time. For purposes of meeting the minimum initial purchase, purchases by clients which are part of endowments, foundations or other related groups may be combined. You can only purchase Shares of each Fund on days the NYSE is open and through the means described below. Shares may be purchased by principals and employees of the Adviser and Robeco Investment Management ("Robeco Investment") and its subsidiaries and by their spouses and children either directly or through any trust that has the principal, employee, spouse or child as the primary beneficiaries, their individual retirement accounts, or any pension and profit-sharing plan of the Adviser and Robeco Investment and its subsidiaries without being subject to the minimum investment limitations. The Adviser, Robeco USA and Robeco-Sage Capital Management, LLC are wholly-owned subsidiaries of Robeco Investment.

         INITIAL INVESTMENT BY MAIL. An account may be opened by completing and signing the application included with this Prospectus and mailing it to the Transfer Agent at the address noted below, together with a check ($100,000, except Core Bond Fund $50,000) payable to the Fund. Third party checks will not be accepted.


         Regular Mail:                              Overnight Mail:
         ROBECO/ WPG  [NAME OF FUND]                ROBECO WPG [NAME OF FUND]
         c/o PFPC Inc.                              c/o PFPC Inc.
         P.O. Box 9806                              101 Sabin Street
         Providence, RI 02940                       Pawtucket, RI 02860-1427



         The name of the Fund to be purchased should be designated on the application and should appear on the check. Payment for the purchase of Shares received by mail will be credited to a shareholder's account at the NAV per share of the Fund next determined after receipt of payment in good order.


         INITIAL INVESTMENT BY WIRE. Shares of each Fund may be purchased by wiring federal funds to PNC Bank, N.A. (see instructions below). A completed application must be forwarded to the Transfer Agent at the address noted above under "Initial Investment by Mail" in advance of the wire. For each Fund, notification must be given to the Transfer Agent at (800) 223-3332 prior to 4:00 p.m., Eastern time, on the wire date. (Prior notification must also be received from investors with existing accounts.) Request account information and routing instructions by calling the Transfer Agent at (800) 223-3332. Funds should be wired to:

     PNC Bank, N.A.
     Philadelphia, Pennsylvania 19103
         F/B/O ROBECO WPG [NAME OF FUND]
     Ref. (Account Number)
     Shareholder or Account Name

         Federal funds purchases will be accepted only on a day on which the NYSE and PNC Bank, N.A. are open for business.


         ADDITIONAL INVESTMENTS. Additional investments may be made at any time (Core Bond Fund $5,000/ Large Cap Growth and Tudor Funds $100) by purchasing Shares of any Fund at the NAV per Share of the Fund by mailing a check to the Transfer Agent at the address noted under "Initial Investment by Mail" (payable to ROBECO WPG [NAME OF FUND]) or by wiring monies to PNC Bank, N.A. as outlined under "Initial Investment by Wire." For each Fund, notification must be given to the Transfer Agent at (800) 223-3332 prior to 4:00 p.m., Eastern time, on the wire date. Initial and additional purchases made by check cannot be redeemed until payment of the purchase has been collected. This may take up to 15 calendar days.


         AUTOMATIC INVESTMENT PLAN. Additional investments in Shares of the Funds may be made automatically by authorizing the Transfer Agent to withdraw funds from your bank account through an Automatic Investment Plan ($50 minimum). Investors desiring to participate in an Automatic Investment Plan should call the Transfer Agent at (800) 223-3332.

         RETIREMENT PLANS. Shares may be purchased in conjunction with IRAs and rollover IRAs where Mellon Bank N.A. acts as custodian. For further information as to applications and annual fees, contact the Transfer Agent at (800) 223-3332. To determine whether the benefits of an IRA are available and/or appropriate, you should consult with a tax advisor.

         OTHER PURCHASE INFORMATION. The Company reserves the right, in its sole discretion, to suspend the offering of Shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Funds. Subject to Board approval, the Adviser will monitor each Fund's total assets and may decide to close any of the Funds at any time to new investments or to new accounts due to concerns that a significant increase in the size of a Fund may adversely affect the implementation of the Fund's strategy. Subject to Board approval, the Adviser may also choose to reopen a closed Fund to new investments at any time, and may subsequently close such Fund again should concerns regarding the Fund's size recur. If a Fund closes to new investments, generally the closed Fund would be offered only to certain existing shareholders of the Fund and certain other persons, who are generally subject to cumulative, maximum purchase amounts, as follows:

         a. persons who already hold shares of the closed Fund directly or through accounts maintained by brokers by arrangement with the Company,

         b. existing and future clients of financial advisers and planners whose clients already hold shares of the closed Fund, and

         c.   employees of the Adviser and their spouses, parents and children.

         Other persons who are shareholders of other Robeco Investment Funds are not permitted to acquire shares of the closed Fund by exchange. Distributions to all shareholders of the closed Fund will continue to be reinvested unless a shareholder elects otherwise. The Adviser reserves the right to implement other purchase limitations at the time of closing, including limitations on current shareholders.

         Purchases of the Funds' shares will be made in full and fractional shares of the Fund calculated to three decimal places.

         CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The Company and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

         GOOD ORDER. You must include complete and accurate required information on your purchase request. Purchase requests not in good order may be rejected.

REDEMPTION OF FUND SHARES

         You may redeem Shares of the Funds at the next NAV calculated after a redemption request is received by the Transfer Agent in proper form. You can only redeem Shares on days the NYSE is open and through the means described below.


         You may redeem Shares of each Fund by mail, or, if you are authorized, by telephone (excluding retirement accounts where Mellon Bank N.A. acts as Custodian). The value of Shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by a Fund. There is generally no charge for a redemption. However, with the exception of defined contribution plans, if a shareholder of the Robeco WPG Core Bond Fund, Robeco WPG Large Cap Growth Fund or Robeco WPG Tudor Fund redeems Shares held for less than 60 days, a transaction fee of 2% of the NAV of the Shares redeemed at the time of redemption will be charged. For purposes of this redemption feature, Shares purchased first will be considered to be shares first redeemed.

         REDEMPTION BY MAIL. Your redemption requests should be addressed to ROBECO WPG [name of Fund], c/o PFPC Inc., P.O. Box 9806, Providence, RI 02940; for overnight delivery, requests should be addressed to ROBECO WPG [name of Fund], c/o PFPC Inc., 101 Sabin Street, Pawtucket, RI 02860-1427 and must include:


         a. Name of the Fund;

         b. Account Number;

         c. Your share certificates, if any, properly endorsed or with proper powers of attorney;

         d. a letter of instruction specifying the number of Shares or dollar amount to be redeemed, signed by all registered owners of the Shares in the exact names in which they are registered;

         e. medallion signature guarantees are required when (i) the redemption proceeds are to be sent to someone other than the registered shareholder(s) or (ii) the redemption request is for $10,000 or more. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a Medallion Program recognized by the Securities Transfer Association. The three recognized Medallion Programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Program (MSP). Signature guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable; and

         f. other  supporting  legal  documents,  if  required,  in the  case of
            estates,  trusts,   guardianships,   custodianships,   corporations,
            pension and profit sharing plans and other organizations.

         REDEMPTION BY TELEPHONE. In order to request a telephone redemption, you must have returned your account application containing a telephone election. To add a telephone redemption option to an existing account, contact the Transfer Agent by calling (800) 223-3332. The telephone redemption privilege is not available with respect to (i) redemptions in excess of $50,000 during any 30-day period, (ii) accounts that are registered jointly or requiring supporting legal documents or (iii) shares for which certificates have been issued.


         Once you are authorized to utilize the telephone redemption option, a redemption of Shares may be requested by calling the Transfer Agent at (800) 223-3332 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. If the telephone redemption option or the telephone exchange option (as described above) is authorized, the Company and the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Company and the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding and shareholders, not the Company or the Transfer Agent, bear the risk of loss in the event of unauthorized instructions reasonably believed by the Company or the Transfer Agent to be genuine. The Company and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Company and the Transfer Agent in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.


         TRANSACTION FEE ON CERTAIN REDEMPTIONS. The Funds require the payment of a transaction fee on redemptions of Shares held for less than 60 days equal to 2.00% of the NAV of such Shares redeemed at the time of redemption. This additional transaction fee is paid to each Fund, NOT to the Adviser, Distributor or Transfer Agent. It is NOT a sales charge or a contingent deferred sales charge. The fee does not apply to defined contribution plans or to redeemed Shares that were purchased through reinvested dividends or capital gain distributions.


         The additional transaction fee is intended to limit short-term trading in each Fund or, to the extent that short-term trading persists, to impose the costs of that type of activity on the shareholders who engage in it. The costs to the Fund include: (1) brokerage costs; (2) market impact costs -- i.e., the decrease in market prices which may result when a Fund sells certain securities in order to raise cash to meet the redemption request; (3) the realization of capital gains by the other shareholders in each Fund; and (4) an increase in portfolio turnover, requiring a Fund to sell over-the-counter securities at the "bid" price and subsequently repurchase the same securities at the "ask" price. The transaction fee represents each Fund's estimate of the brokerage and other transaction costs which may be incurred by each Fund in disposing of securities in which each Fund may invest. If the transaction fee was not charged, all the other shareholders would bear the additional costs associated with the sale of securities for the proceeds to redeem fund shares.

         With the additional transaction fee, the transaction costs of selling additional securities are not borne by all existing shareholders, but the source of funds for these costs is the transaction fee paid by those investors making redemptions of the Robeco WPG Core Bond Fund, Robeco WPG Large Cap Growth Fund or Robeco WPG Tudor Fund. The Funds reserve the right, at their discretion, to waive, modify or terminate the additional transaction fee.


         The Fund will use the first-in, first-out method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account. If your holding period is less than 60 days, the short-term redemption fee will be assessed on the net asset value of those shares calculated at the time the redemption is effected.

         SYSTEMATIC WITHDRAWAL PLAN. If your account has a value of at least $10,000, you may establish a Systematic Withdrawal Plan and receive regular periodic payments. A request to establish a Systematic Withdrawal Plan must be submitted in writing to the Transfer Agent at P.O. Box 9806, Providence, RI 02940. Each withdrawal redemption will be processed on or about the 25th of the month and mailed as soon as possible thereafter. There are no service charges for maintenance; the minimum amount that you may withdraw each period is $50. (This is merely the minimum amount allowed and should not be mistaken for a recommended amount.) The holder of a Systematic Withdrawal Plan will have any income dividends and any capital gains distributions reinvested in full and fractional shares at NAV. To provide funds for payment, Shares will be redeemed in such amount as is necessary at the redemption price. The systematic withdrawal of Shares may reduce or possibly exhaust the Shares in your account, particularly in the event of a market decline. As with other redemptions, a systematic withdrawal payment is a sale for federal income tax purposes. Payments made pursuant to a Systematic Withdrawal Plan cannot be considered as actual yield or income since part of such payments may be a return of capital.

         You will ordinarily not be allowed to make additional investments of less than the aggregate annual withdrawals under the Systematic Withdrawal Plan during the time you have the plan in effect and, while a Systematic Withdrawal Plan is in effect, you may not make periodic investments under the Automatic Investment Plan. You will receive a confirmation of each transaction and the Share and cash balance remaining in your plan. The plan may be terminated on written notice by the shareholder or by a Fund and will terminate automatically if all Shares are liquidated or withdrawn from the account or upon the death or incapacity of the shareholder. You may change the amount and schedule of withdrawal payments or suspend such payments by giving written notice to the Funds' transfer agent at least ten Business Days prior to the end of the month preceding a scheduled payment.

         INVOLUNTARY REDEMPTION. The Funds reserve the right to redeem a shareholder's account in any Fund at any time the value of the account in such Fund falls below $500 as the result of a redemption or an exchange request. Shareholders will be notified in writing that the value of their account in a Fund is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed. The transaction fee applicable to the Funds will not be charged when Shares are involuntarily redeemed.

         OTHER REDEMPTION INFORMATION. Redemption proceeds for Shares of the Funds recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.

         Other than as described above, payment of the redemption proceeds will be made within seven days after receipt of an order for a redemption. The Company may suspend the right of redemption or postpone the date at times when the NYSE is closed or under any emergency circumstances as determined by the SEC.

         If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Funds to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by a Fund instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions. The Company has elected, however, to be governed by Rule 18f-1 under the Investment Company Act of 1940, as amended, so that a Fund is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of a Fund.

        PROPER FORM. You must include complete and accurate required information on your redemption request. Redemption requests not in proper form may be delayed.

EXCHANGE PRIVILEGE

         The exchange privilege is available to shareholders residing in any state in which the Shares being acquired may be legally sold. A shareholder may exchange Institutional Class Shares of any Robeco Investment Fund for Institutional Class Shares of another Robeco Investment Fund, up to six (6) times per year. Such exchange will be effected at the NAV of the exchanged Institutional Class Shares and the NAV of the Institutional Class Shares to be acquired next determined after PFPC's receipt of a request for an exchange. An exchange of Robeco WPG Core Bond Fund, Robeco WPG Large Cap Growth Fund or Robeco WPG Tudor Fund held for less than 60 days (with the exception of Shares purchased through dividend reinvestment or the reinvestment of capital gains) will be subject to a transaction fee of 2.00% with respect to the Robeco WPG Core Bond Fund, Robeco WPG Large Cap Growth Fund or Robeco WPG Tudor Fund. An exchange of Shares will be treated as a sale for federal income tax purposes. A shareholder may make an exchange by sending a written request to the Transfer Agent or, if authorized, by telephone (see "Redemption by Telephone" above).

         If the exchanging shareholder does not currently own Institutional Shares of the Robeco Investment Fund whose Shares are being acquired, a new account will be established with the same registration, dividend and capital gain options as the account from which Shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed. See "Redemption By Mail" for information on signature guarantees. The exchange privilege may be modified or terminated at any time, or from time to time, by the Funds, upon 60 days' written notice to shareholders.

         If an exchange is to a new account in a Robeco Investment Fund, the dollar value of the Shares acquired must equal or exceed the Robeco Investment Fund's minimum for a new account; if to an existing account, the dollar value must equal or exceed the Robeco Investment Fund's minimum for additional investments. If an amount remains in the Fund from which the exchange is being made that is below the minimum account value required, the account will be subject to involuntary redemption.

         The Funds' exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Funds and increase transaction costs, the Funds have established a policy of limiting excessive exchange activity. Shareholders are entitled to six (6) exchange redemptions (at least 30 days apart) from each Fund during any twelve-month period. Notwithstanding these limitations, the Funds reserve the right to reject any purchase request (including exchange purchases from other Robeco Investment Funds) that is deemed to be disruptive to efficient portfolio management.

         Please read the prospectus applicable to the Robeco Investment Fund carefully before requesting an exchange. A prospectus of other Robeco Investment Funds may be obtained by calling the Fund at (800) 223-3332.

DIVIDENDS AND DISTRIBUTIONS

         Each Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to its shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Fund unless a shareholder elects otherwise.

         The Core Bond Fund will declare dividends from net investment income daily and pay such dividends monthly. The Large Cap Growth Fund and Tudor Fund will declare and pay dividends from net investment income annually. Ordinary income for the Large Cap Growth Fund and the Tudor Fund, in certain circumstances, may be "qualified dividend income" taxable to individual shareholders at a maximum 15% U.S. federal income tax rate as described below. Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Funds at least annually.

         The Funds may pay additional distributions and dividends at other times if necessary for a Fund to avoid U.S. federal tax. The Funds' distributions and dividends, whether received in cash or reinvested in additional Fund shares, are subject to U.S. federal income tax.

TAXES

         Each Fund contemplates declaring as dividends each year all or substantially of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital gain). In general, the Fund's dividends and distributions will be taxable to you for federal, state and local income tax purposes. Dividends and distributions are taxable whether they are received in cash or reinvested in Fund shares. For federal tax purposes, Fund distributions attributable to short-term capital gains and net investment income are taxable to you as ordinary income. Distributions attributable to any excess of net long-term capital gains of a Fund over net short-term capital losses generally are taxable to you as long-term capital gains. This is true no matter how long you own your shares.

         Under recent changes to the Internal Revenue Code, the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is reduced to 15%. Also, Fund distributions to noncorporate shareholders attributable to dividends received by the Fund from U.S. and certain foreign corporations will generally be taxed at the long-term capital gain rate of 15%, as long as certain other requirements are met. The amount of the Fund's distributions that qualify for this favorable tax treatment will be reduced as a result of the Fund's securities lending activities, by a high portfolio turnover rate or by investments in debt securities or "non-qualified" foreign corporations. For these lower rates to apply to Fund distributions, the noncorporate shareholders must have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund's ex-dividend date.

         You should note that the Core Bond Fund does not expect to pay dividends that are eligible for the recently enacted reduced tax rate on corporate dividends. This is because the Fund will generally be invested in debt instruments and not in shares of stock on which dividend income will be received.

         Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Funds on December 31 of such year if such dividends are actually paid during January of the following year. A percentage of the Funds' dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. This percentage may, however, be reduced as a result of a Fund's securities lending activities, by high portfolio turnover rates or by investments in debt securities or foreign corporations.

         You should note that if you purchase Shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of a portion of your purchase price. This is known as "buying into a dividend."

         You will recognize taxable gain or loss on a sale, exchange or redemption of your Shares, including an exchange for Shares of another fund, based on the difference between your tax basis in the Shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held Shares.) Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

         Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the Shares exceeds 12 months, except that any loss realized on Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the Shares.

         The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, Shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

         The Funds may be required to withhold federal income tax from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) you fail to furnish the Funds with your correct taxpayer identification number, (ii) the Internal Revenue Service ("IRS") notifies the Funds that you have failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, you fail to certify that you are not subject to backup withholding. The backup withholding rate is 28%.

         SUNSET OF TAX PROVISIONS. Some of the tax provisions described above are subject to sunset provisions. Specifically, a sunset provision provides that the 15% long-term capital gain rate and the taxation of dividends at the long-term capital gain rate will revert back to a prior version of these provisions in the Code for taxable years beginning after December 31, 2008.

         The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

         STATE AND LOCAL TAXES. Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of the Funds' distribution, if any, that are attributable to interest on federal securities. Shareholders should consult their advisors regarding the tax status of distributions in their state and locality.

MULTI-CLASS STRUCTURE

         The Core Bond Fund also offers Investor Class Shares, which are offered directly to investors in a separate Prospectus. Shares of each class of the Fund represent equal pro rata interests and accrue dividends and calculate NAV and performance quotations in the same manner. The performance of each class is quoted separately due to different actual expenses. The total return on Institutional Class Shares of the Core Bond Fund can be expected to differ from the total return on Investor Class Shares of the Fund. Information concerning Investor Class Shares of the Core Bond Fund can be requested by calling the Fund at (800) 223-3332.


         NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE COMPANY'S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


         On or about April 29, 2005, subject to shareholder approval, each Fund will acquire all the assets and assume all the liabilities of its Predecessor Fund, an open-end investment company with substantially identical investment policies. Prior to the date of this Prospectus, the Funds had no assets or investment operations.

         The table below sets forth certain financial information for the periods indicated, including per share information results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from each Predecessor Fund's financial statements audited by KPMG LLP, the Predecessor Funds' independent registered public accounting firm. This information should be read in conjunction with each Predecessor Fund's financial statements which, together with the report of the independent registered public accounting firm, are included in the Predecessor Funds' annual report, which is available upon request (see back cover for ordering instructions).

                                                                                         CORE BOND FUND
                                                               --------------------------------------------------------------------
                                                               FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                                               YEAR           YEAR           YEAR           YEAR           YEAR
                                                               ENDED          ENDED          ENDED          ENDED          ENDED
                                                               DECEMBER       DECEMBER       DECEMBER       DECEMBER       DECEMBER
                                                               31, 2004       31, 2003       31, 2002       31, 2001       31, 2000
                                                               ---------      --------       --------       --------       --------
Per Share Operating Performance
Net asset value, beginning of period                             $10.66         $10.44          $9.80          $9.40          $9.07
Net investment income                                             $0.31          $0.30          $0.40          $0.49          $0.60
Net realized and unrealized gain on investments                   $0.15          $0.22          $0.64          $0.40          $0.33
Net increase in net assets resulting from operations              $0.46          $0.52          $1.04          $0.89          $0.93

Dividends to shareholders from:
Net investment income                                           $(0.31)        $(0.30)        $(0.40)        $(0.49)        $(0.60)
Net realized capital gains                                        $0.00          $0.00          $0.00          $0.00          $0.00
Total dividends and distributions to shareholders               $(0.31)        $(0.30)        $(0.40)        $(0.49)        $(0.60)
Net asset value, end of period                                   $10.81         $10.66         $10.44          $9.80          $9.40
Total return                                                      4.38%          5.04%         10.87%          9.64%         10.66%

Ratios/Supplemental Data
  Net assets, end of period (000's omitted)                    $144,349       $145,818       $105,261       $123,797       $114,547
  Ratio of expenses to average net assets                         0.43%          0.45%          0.50%          0.50%          0.50%
  Ratio of net investment income to average net assets            2.90%          2.81%          4.02%          5.04%          6.58%
  Portfolio turnover rate                                        805.8%*        561.8%         539.2%         431.5%         509.0%

* The portfolio turnover rate, excluding mortgage dollar roll transactions for the year ended December 31, 2004, was 573.6%.

         The Adviser agreed to cap certain Fund operating expenses and not to impose its full fee for certain periods. This has resulted in a waiver of a portion of the Investment Advisory Fee for the Predecessor Fund. The Adviser may not discontinue or modify this cap without the approval of the Funds' Directors. Had the Adviser not so agreed, and had the Funds not received a custody earnings credit 1, the total return would have been lower and the ratio of expenses to average net assets and the ratio of net income to average net assets would have been:

                                                                                         CORE BOND FUND
                                                               --------------------------------------------------------------------
                                                               FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                                               YEAR           YEAR           YEAR           YEAR           YEAR
                                                               ENDED          ENDED          ENDED          ENDED          ENDED
                                                               DECEMBER       DECEMBER       DECEMBER       DECEMBER       DECEMBER
                                                               31, 2004       31, 2003       31, 2002       31, 2001       31, 2000
                                                               ---------      --------       --------       --------       --------
Ratio of expenses to average net assets                          0.71%          0.75%          0.83%          0.81%          0.79%
Ratio of net investment income to average net assets             2.62%          2.51%          3.69%          4.73%          6.29%

1 The custody earnings credit is a reduction of custody fees resulting from uninvested cash balances.

FINANCIAL HIGHLIGHTS CONTINUED


                                                                                     LARGE CAP GROWTH FUND
                                                               --------------------------------------------------------------------
                                                               FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                                               YEAR           YEAR           YEAR           YEAR           YEAR
                                                               ENDED          ENDED          ENDED          ENDED          ENDED
                                                               DECEMBER       DECEMBER       DECEMBER       DECEMBER       DECEMBER
                                                               31, 2004       31, 2003       31, 2002       31, 2001       31, 2000
                                                               ---------      --------       --------       --------       --------
Per Share Operating Performance
Net asset value, beginning of period                             $25.27        $19.16          $26.46         $33.60         $39.88
Net investment income/(loss)                                      $0.00         $0.00           $0.00        $(0.01)          $0.01
Net realized and unrealized gain/(loss) on investments            $0.93         $6.11         $(7.30)        $(6.86)        $(0.94)
Net increase/(decrease) in net assets resulting from
  operations                                                      $0.93         $6.11         $(7.30)        $(6.87)        $(0.93)

Dividends to shareholders from:
Net investment income                                             $0.00         $0.00           $0.00          $0.00          $0.00
Net realized capital gains                                      $(3.10)         $0.00           $0.00        $(0.27)        $(5.35)
Total dividends and distributions to shareholders               $(3.10)         $0.00           $0.00        $(0.27)        $(5.35)
Net asset value, end of period                                   $23.10        $25.27          $19.16         $26.46         $33.60
Total return                                                      3.82%        31.89%        (27.59)%       (20.45)%        (1.68)%

Ratios/Supplemental Data
  Net assets, end of period (000's omitted)                     $26,222       $52,355         $43,412        $74,931       $109,347
  Ratio of expenses to average net assets                         1.40%         1.44%           1.25%          1.14%          1.01%
  Ratio of net investment income/(loss) to average net assets   (0.06)%       (0.52)%         (0.42)%        (0.11)%        (0.03)%
  Portfolio turnover rate                                        138.7%        126.8%          107.9%          56.4%          78.2%

         The Adviser agreed to cap certain Fund operating expenses and not to impose its full fee for certain periods. This has resulted in a waiver of a portion of the Investment Advisory Fee for the Predecessor Fund. The Adviser may not discontinue or modify this cap without the approval of the Funds' Directors. Had the Adviser not so agreed, and had the Funds not received a custody earnings credit 1, the total return would have been lower and the ratio of expenses to average net assets and the ratio of net income to average net assets would have been:


                                                                                     LARGE CAP GROWTH FUND
                                                               --------------------------------------------------------------------
                                                               FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                                               YEAR           YEAR           YEAR           YEAR           YEAR
                                                               ENDED          ENDED          ENDED          ENDED          ENDED
                                                               DECEMBER       DECEMBER       DECEMBER       DECEMBER       DECEMBER
                                                               31, 2004       31, 2003       31, 2002       31, 2001       31, 2000
                                                               ---------      --------       --------       --------       --------
Ratio of expenses to average net assets                           1.50%        0.75%           0.83%          0.81%         0.79%
Ratio of net investment income/(loss) to average net assets      (0.16)%       2.51%           3.69%          4.73%         6.29%

         The custody earnings credit 1 had an effect of less than 0.01% on the above ratios in 2000, 2001, 2002 and 2003 for the Large Cap Growth Fund.

1 The custody earnings credit is a reduction of custody fees resulting from uninvested cash balances.

         FINANCIAL HIGHLIGHTS CONTINUED


                                                                                            TUDOR FUND
                                                               --------------------------------------------------------------------
                                                               FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                                               YEAR           YEAR           YEAR           YEAR           YEAR
                                                               ENDED          ENDED          ENDED          ENDED          ENDED
                                                               DECEMBER       DECEMBER       DECEMBER       DECEMBER       DECEMBER
                                                               31, 2004       31, 2003       31, 2002       31, 2001       31, 2000
                                                               ---------      --------       --------       --------       --------
Per Share Operating Performance
Net asset value, beginning of period                             $16.34        $11.24          $15.21         $18.41         $22.91
Net investment income/(loss)                                      $0.00         $0.00           $0.00          $0.00          $0.00
Net realized and unrealized gain/(loss) on investments            $3.11         $5.10         $(3.97)        $(2.73)        $(1.50)
Net increase/(decrease) in net assets resulting from
  operations                                                      $3.11         $5.10         $(3.97)        $(2.73)        $(1.50)

Dividends to shareholders from:
Net investment income                                             $0.00         $0.00           $0.00          $0.00          $0.00
Net realized capital gains                                      $(1.90)         $0.00           $0.00        $(0.47)        $(3.00)
Total dividends and distributions to shareholders               $(1.90)         $0.00           $0.00        $(0.47)        $(3.00)
Net asset value, end of period                                   $17.55        $16.34          $11.24         $15.21         $18.41
Total return                                                     19.35%        45.37%        (26.10)%       (14.78)%        (5.20)%

Ratios/Supplemental Data
  Net assets, end of period (000's omitted)                     $57,787       $58,282         $47,705        $71,324        $94,418
  Ratio of expenses to average net assets                         1.55%         1.68%           1.54%          1.38%          1.28%
  Ratio of net investment income/(loss) to average net assets   (0.55)%         0.83%         (0.81)%          0.11%        (0.22)%
  Portfolio turnover rate                                        159.2%        228.3%          105.6%         128.1%          84.0%

         The custody earnings credit 1 had an effect of less than 0.01% on the above ratios in 2000, 2001, 2002 and 2003 for the Tudor Fund.

1 The custody earnings credit is a reduction of custody fees resulting from uninvested cash balances.

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                                                                              39

ROBECO INVESTMENT FUNDS OF THE RBB FUND, INC.
--------------------------------------------------------------------------------

FOR MORE INFORMATION:

         This Prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Robeco Investment Funds is available free of charge, upon request, including:

ANNUAL/SEMI-ANNUAL REPORTS

         These reports contain additional information about each of the Fund's investments, describe each Fund's performance, list portfolio holdings, and discuss recent market conditions and economic trends. The annual report includes fund strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION


         An SAI, dated March 9, 2005 has been filed with the SEC. The SAI, which includes additional information about the Robeco Investment Funds, may be obtained free of charge, along with the annual and semi-annual reports, by calling (800) 223-3332. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus (and is legally part of the Prospectus).


SHAREHOLDER INQUIRIES

         Representatives are available to discuss account balance information, mutual fund prospectuses, literature programs and services available. Hours: 8 a.m. to 6 p.m. (Eastern time) Monday-Friday. Call: (800) 223-3332 or visit the website of Robeco USA at http: WWW.ROBECOUSA.COM.


PURCHASES AND REDEMPTIONS
         Call (800) 223-3332.


WRITTEN CORRESPONDENCE
         Street Address:
                  Robeco Investment Funds, c/o PFPC Inc., 760 Moore Road, King of Prussia, PA 19406

         P.O. Box Address:
                  Robeco Investment Funds, c/o PFPC Inc., P.O. Box 9806, Providence, RI 02940

SECURITIES AND EXCHANGE COMMISSION

         You may also view and copy information about the Company and the Funds, including the SAI, by visiting the SEC's Public Reference Room in Washington, DC or the EDGAR Database on the SEC's Internet site at WWW.SEC.GOV. You may also obtain copies of fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: PUBLICINFO@SEC.GOV, or by sending your written request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102. You may obtain information on the operation of the public reference room by calling the SEC at 1-202-942-8090.

Investment Company Act File No. 811-05518

                                 INVESTOR CLASS

                             ROBECO INVESTMENT FUNDS
                                       OF
                               THE RBB FUND, INC.


                                   PROSPECTUS


                                  March 9, 2005


                            Robeco WPG Core Bond Fund

                         WEISS, PECK & GREER INVESTMENTS
                                909 THIRD AVENUE
                                   31ST FLOOR
                            NEW YORK, NEW YORK 10022
                                  800-223-3332

         The securities described in this Prospectus have been registered with the Securities and Exchange Commission (the "SEC"). The SEC, however, has not judged these securities for their investment merit and has not determined the accuracy or adequacy of this Prospectus. Anyone who tells you otherwise is committing a criminal offense.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INTRODUCTION...................................................................3

DESCRIPTIONS OF THE ROBECO INVESTMENT FUNDS

         Robeco WPG Core Bond Fund.............................................4

MANAGEMENT OF THE FUNDS

          Investment Adviser..................................................11

          Portfolio Managers..................................................11

          Management Fee .....................................................11

OTHER SERVICE PROVIDERS ......................................................12

SHAREHOLDER INFORMATION

         Pricing of Fund Shares...............................................13

         Market Timing .......................................................13

         Purchase of Fund Shares..............................................14


         Redemption of Fund Shares............................................16


         Exchange Privilege...................................................19

         Dividends and Distributions..........................................20

         Taxes................................................................21

         Shareholder Service and Distribution (12b-1) Plan....................22

         Multi-Class Structure................................................22


FINANCIAL HIGHLIGHTS..........................................................24


FOR MORE INFORMATION .................................................BACK COVER

INTRODUCTION

--------------------------------------------------------------------------------

         This Prospectus has been written to provide you with the information you need to make an informed decision about whether to invest in the Investor Class of the Robeco Investment Funds of The RBB Fund, Inc. (the "Company").


         The mutual fund of the Company offered by this Prospectus are Robeco WPG Core Bond Fund (the "Fund"). Robeco USA, L.L.C., a Delaware limited liability company ("Robeco USA"), through its division Weiss, Peck & Greer Investments (the "Adviser"), provide investment advisory services to the Fund. This Prospectus and the Statement of Additional Information (the "SAI") incorporated herein relate solely to the Fund.

         The Company's Board of Directors has approved an Agreement and Plan of Reorganization of the Company's Robeco WPG Core Bond Fund with WPG Core Bond Fund (a series of Weiss, Peck & Greer Funds Trust) (a "Predecessor Fund"), which provide that the Fund will acquire all of the assets and assume all of the liabilities of the Predecessor Fund. If the reorganization is approved by the shareholders, effective on or about April 29, 2005, the Investor Class of the Fund will commence operations. Prior to this date, the Fund had no assets or investment operations. Financial and performance information included in this Prospectus is that of the Predecessor Fund.


         This Prospectus has been organized so that the Fund has its own short section with important facts about the goals, strategies, risks, expenses and financial history of the Fund. Once you read this section about the Fund, read the "Purchase of Fund Shares" and "Redemption of Fund Shares" sections. These two sections apply to the Fund offered by this Prospectus.

ROBECO WPG CORE BOND FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL


         Current income, consistent with capital preservation. The Fund's investment goal is not fundamental and may be changed without shareholder approval by the Company's Board of Directors.


PRINCIPAL INVESTMENT STRATEGIES

         INVESTMENTS: The Fund invests substantially all, but at least 80%, of its net assets (including any borrowing for investment purposes) in U.S. denominated or quoted bonds issued by domestic or foreign companies or governmental entities. The Fund may invest in all types of bonds, including notes, mortgage-backed and asset-backed securities (including mortgage-backed derivative securities), convertible debt securities, municipal securities, and short-term debt securities. The Fund may also invest in fixed income securities of all types, including preferred stock. The Fund will notify shareholders in writing at least 60 days prior to any change in its policy to invest at least 80% of its net assets in one or more particular types of securities.

         CREDIT QUALITY: Investment grade only. This means bonds that are rated in one of the top four long-term rating categories by at least one major rating agency or are of comparable credit quality.


         DURATION: Average dollar weighted portfolio duration between three and seven years, but individual bonds may be of any duration. The Fund's duration will generally be in a narrow range relative to the duration of its benchmark, the Lehman Brothers Aggregate Index. As used in this Prospectus, "duration" means the weighted average term to maturity of a fixed income security's cash flows, based on their present values. Duration, which is expressed as a number of years from the purchase date of a security, can be used as a single measurement to compare fixed income securities with different issue dates, maturity dates, coupon rates, and yields to maturity.


         STRATEGIES:   There  are  three  principal  factors  in  the  Adviser's
selection process - maturity allocation, sector allocation and individual security selection.

      o The Adviser studies the relationship between bond yields and maturities under current market conditions and identifies maturities with high yields relative to the amount of risk involved.

      o The Adviser uses qualitative and quantitative methods to identify bond sectors that it believes are undervalued or will outperform other sectors. Sectors include U.S. Treasury securities and U.S. government agency securities, as well as corporate, mortgage-backed and asset-backed securities.

      o After the Fund's maturity and sector allocations are made, the Adviser selects individual bonds within each sector. The Adviser performs both fundamental and quantitative analysis, looking at:

         o  Stable or improving issuer credit quality;

         o Market inefficiencies that cause individual bonds to have high relative values; and

         o Structural features of securities, such as callability, liquidity, and prepayment characteristics and expectations.

PRINCIPAL RISKS

         You could lose money on your investment in the Fund or the Fund could underperform other possible investments if any of the following occurs:

      o Interest rates rise, causing the bonds in the Fund's portfolio to drop in value.

      o The issuer or guarantor of a bond owned by the Fund defaults on its payment obligations, becomes insolvent or has its credit rating downgraded. Obligations of U.S. government agencies and authorities are supported by varying degrees of credit. The U.S. government gives no assurances that it will provide financial support to its agencies and authorities if it is not obligated by law to do so. Default in these issuers could negatively impact the Fund.

      o As a result of declining interest rates, the issuer of a bond exercises the right to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding bonds. This is known as call or prepayment risk.

      o As a result of declining interest rates, the Fund may be able to invest only in lower yielding bonds, decreasing the Fund's yield. This is known as interest risk.

      o When interest rates are rising, the average life of a bond is generally extended because of slower than expected principal payments. This will lock in a below-market interest rate, increase the bond's duration and reduce the value of the bond. This is known as extension risk.

      o The Adviser's judgments about the attractiveness, relative value or potential income of particular sectors or bonds proves to be wrong.

      o To the extent the Fund invests in bonds issued by foreign companies, the Fund may suffer losses or underperform compared to U.S. bond markets. The markets for foreign bonds may be smaller and less liquid than U.S. markets and less information about foreign companies may be available due to less rigorous accounting or disclosure standards. These risks are more pronounced to the extent the Fund invests in issuers in emerging market countries or significantly in one country.

         There is a greater risk that the Fund will lose money due to prepayment and extension risks because the Fund may invest heavily in asset-backed and mortgage-related securities. Mortgage derivatives in the Fund's portfolio may have especially volatile prices because of inherent severe sensitivity to the level of interest rates.

         WHO MAY WANT TO INVEST

         The Fund may be appropriate if you want:

      o Higher potential income than a money market fund with higher potential risk

      o To diversify by investing in a portfolio of investment grade, fixed income securities

         WHO MAY NOT WANT TO INVEST

         The Fund may not be appropriate if you want:

      o  A temporary investment
      o  Complete stability of principal
      o  Long-term growth of capital

RISK/RETURN INFORMATION

         The performance shown in the bar chart and performance table below is for the Robeco WPG Core Bond Fund's Predecessor Fund, WPG Core Bond Fund, a series of the Weiss, Peck & Greer Funds Trust. The Company's Board of Directors has approved an Agreement and Plan of Reorganization with the WPG Core Bond Fund which provides that the Robeco WPG Core Bond Fund will acquire all of the assets and assume all of the liabilities of the Predecessor Fund. If this reorganization is approved by shareholders of the Predecessor Fund, the Predecessor Fund will be reorganized into the Robeco WPG Core Bond. It is anticipated that this reorganization will occur on or about April 29, 2005. The performance and accounting history of the Predecessor Fund will be assumed by the Robeco WPG Core Bond Fund and are reflected in the bar chart and performance table below.


         The bar chart below illustrates the long-term performance of the Predecessor Fund, adjusted to reflect the combined service and distribution fee of 0.10% of the Fund's average daily net assets pursuant to a Shareholder Service and Distribution Plan adopted by the Company's Board of Directors on behalf of the Investor Class of the Fund. The information shows you how the Predecessor Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The bar chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Predecessor Fund's performance would be reduced.


         TOTAL RETURNS FOR THE CALENDAR YEAR ENDED DECEMBER 31

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:


1995      13.02%
1996       3.64%
1997       7.06%
1998       9.19%
1999      -0.33%
2000      10.37%
2001       9.60%
2002      10.53%
2003       5.09%
2004       4.31%


As of December 31, 2004, the Predecessor Fund's 30-day yield was 2.97%. Call 1-800-223-3332 for current yields.


Best and Worst Quarterly Performance (for the periods reflected in the chart above)

Best Quarter:               4.68% (quarter ended September 30, 2002)

Worst Quarter:             (2.60)% (quarter ended June 30, 2004)

         AVERAGE ANNUAL TOTAL RETURNS


         The table below compares the Predecessor Fund's average annual total returns for the past 10 calendar years to the average annual total returns of a broad-based securities market index for the same period. The returns shown in the table are for the Predecessor Fund, adjusted to reflect the combined service and distribution fee of 0.10% of the Fund's average daily net assets pursuant to a Shareholder Service and Distribution Plan adopted by the Company's Board of Directors on behalf of the Investor Class of the Fund.

         The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Predecessor Fund's average annual total returns for one year, five years and 10 years compare with those of broad measures of market performance. Past performance is not necessarily an indication of how the Fund will perform in the future.


                                                         AVERAGE ANNUAL TOTAL RETURNS
                                                  (FOR THE PERIODS ENDED DECEMBER 31, 2004)
                                                  -----------------------------------------
                                                  1 YEAR           5 YEARS         10 YEARS
                                                  ------           -------         --------
ROBECO WPG CORE BOND FUND
Return Before Taxes (1)                           4.31%             7.94%            7.17%
-------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Index (reflects
no deduction for fees, expenses or taxes) (2)     4.34%             7.71%            7.72%


(1) The  annual  total  returns  are  based  on the  historical  performance  of the  Fund's
Institutional  Class, but have been adjusted to reflect Service and Distribution (12b-1)
fees.
(2) The Lehman  Brothers  Aggregate  Index  represents  securities  that are U.S.  domestic, taxable, and dollar denominated.  The index covers the U.S. investment grade fixed rate bond market,  with index  components  for  government  and corporate  debt  securities,  mortgage pass-through securities,  and asset-backed securities.  The Index is unmanaged and cannot be invested indirectly.

EXPENSES AND FEES


         As a shareholder, you pay certain fees and expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Investor Class of the Fund.


                                                                  INVESTOR CLASS
                                                                  --------------

SHAREHOLDER FEES
(paid directly from your investment)

Maximum short-term redemption fee (1)                                 2.00%
(% of redemption proceeds)

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)


Management fees                                                       0.45%
Service and Distribution (12b-1) fees                                 0.10%
Other Expenses(2)                                                     0.26%
                                                                     ------
Total annual Fund operating expenses                                  0.81%
Fee waivers/expense reimbursements(3)                                (0.28%)
                                                                     ------
Net expenses                                                          0.53%
                                                                     ======


(1) The redemption fee applies to shares redeemed (either by selling or exchanging into another Robeco Investment Fund) within 60 days of purchase. The fee is withheld from redemption proceeds and retained by the Fund, and is intended to compensate the Fund and its shareholders for the costs associated with short-term investors. Shareholders requesting redemptions by wire are also charged a wire redemption fee, currently $9.
(2) Other expenses for the Fund are based on estimated amounts for the current fiscal year. Other expenses include audit, administration, custody, legal, registration, transfer agency and miscellaneous other charges.
(3) The Adviser has contractually agreed to waive a portion of its advisory fee and/or reimburse certain expenses in order to limit Total annual Fund operating expenses to 0.53% of the Fund's average daily net assets through April 30, 2006.

EXAMPLE

         This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The example also assumes that your investment has a 5% return each year, that the operating expenses of the Fund remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


                     1 YEAR          3 YEARS*         5 YEARS*         10 YEARS*
                     ------          --------         --------         ---------
INVESTOR CLASS        $54              $221             $412             $966


*The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on April 30, 2006. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement only for the first year.

MORE ABOUT THE FUND'S INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

         The Risk/Return Summary for the Fund describes the Fund's investment objective and its principal investment strategies and risks. This section provides some additional information about the Fund's investments and certain portfolio management techniques that the Fund may use. More information about the Fund's investments and portfolio management techniques, some of which entail risks, is included in the SAI.


MORE ABOUT THE FUND'S PRINCIPAL INVESTMENTS AND RISKS


         DERIVATIVE CONTRACTS. The Fund may, but need not, use derivative contracts for any of the following purposes:

         o To seek to hedge against the possible adverse impact of changes in stock market prices, currency exchange rates or interest rates in the market value of its securities or securities to be bought

         o As a substitute  for buying or selling  currencies or securities

         o  To seek to enhance the Fund's return in non-hedging situations


         Examples of derivative contracts include: futures and options on securities, securities indices or currencies; options on these futures; forward foreign currency contracts; and interest rate or currency swaps. A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the Fund's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities in that the counterparty may default on its payment obligations or become insolvent. Derivatives can also make the Fund less liquid and harder to value, especially in declining markets.


         FIXED INCOME INVESTMENTS. The Fund may invest in all types of fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-backed securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by corporate and governmental issuers and may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features.

         The credit quality of securities held in the Fund's portfolio is determined at the time of investment. If a security is rated differently by multiple ratings organizations, a Fund treats the security as being rated in the higher rating category. The Fund may choose not to sell securities that are downgraded below the Fund's minimum accepted credit rating after their purchase.

         FOREIGN SECURITIES. The Fund may invest in U.S. dollar-denominated or traded securities of foreign issuers. Investments in securities of foreign entities and securities denominated or traded in foreign currencies involve special risks. These include possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. Changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of a Fund's assets denominated or quoted in currencies other than the U.S. dollar. Emerging market investments offer the potential for significant gains but also involve greater risks than investing in more developed countries. Political or economic instability, lack of market liquidity and government actions such as currency controls or seizure of private business or property may be more likely in emerging markets.

         MORTGAGE-BACKED SECURITIES. Mortgage-backed securities may be issued by private companies or by agencies of the U.S. Government. Mortgage-backed securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property.


         Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgage or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only mortgage-backed securities are particularly subject to prepayment risk. The Fund may obtain a below market yield or incur a loss on such instruments during periods of declining interest rates. Interest only instruments are particularly subject to extension risk. Mortgage derivatives and structured securities often employ features that have the effect of leverage. As a result, small changes in interest or prepayment rates may cause large and sudden price movements, especially compared to an investment in a security that is not leveraged. Mortgage derivatives can also become illiquid and hard to value in declining markets.


         The Fund may also use mortgage dollar rolls to finance the purchase of additional investments. Dollar rolls expose the Fund to the risk that it will lose money if the additional investments do not produce enough income to cover the Fund's dollar roll obligations. In addition, if the Adviser's prepayment assumptions are incorrect, the Fund may have performed better had the Fund not entered into the mortgage dollar roll.

         OTHER INVESTMENT COMPANIES. Each Fund may invest up to 10% of its total assets in the securities of other investment companies not affiliated with WPG, but not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. Among other things, the Funds may invest in money market mutual funds for cash management purposes by "sweeping" excess cash balances into such funds until the cash is invested or otherwise utilized. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund.

         PORTFOLIO TURNOVER. The Fund may engage in active and frequent trading, resulting in high portfolio turnover. This may lead to the realization and distribution to shareholders of higher capital gains, increasing their tax liability. Frequent trading may also increase transaction costs, which could detract from the Fund's performance.

         SECURITIES LENDING. The Fund may seek to increase its income by lending portfolio securities to institutions, such as certain broker-dealers. Portfolio securities loans are secured continuously by collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned. The value of the securities loaned by the Fund will not exceed 33 1/3% of the value of the Fund's total assets. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

         TEMPORARY INVESTMENTS. The Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If the Fund were to take a temporary defensive position, it may be unable for a time to achieve its investment goal.

DISCLOSURE OF PORTFOLIO HOLDINGS

         A description of the Company's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the SAI.

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER


         The Adviser is located at 909 Third Avenue, 31st Floor, New York, New York 10022, and is a subsidiary of Robeco Groep N.V., a Dutch public limited liability company ("Robeco"). Founded in 1929, Robeco is one of the world's oldest asset management organizations. As of February 1, 2005, Robeco, through its investment management subsidiaries, had approximately $150.0 billion in assets under management. Robeco USA has over 30 years experience as an investment adviser to institutional and individual clients.


         Subject to the general supervision of the Company's Board of Directors, the Adviser manages the Fund's portfolio and is responsible for the selection and management of all portfolio investments of the Fund in accordance with the Fund's investment objective and policies.

PORTFOLIO MANAGERS

         The  portfolio  managers  primarily   responsible  for  the  day-to-day
operation of the Fund are:


         PORTFOLIO MANAGER(S)            SINCE            PAST 5 YEARS' BUSINESS EXPERIENCE
         Daniel S.Vandivort               1995            President, 2005; Senior managing director of
                                                          the Adviser.

         Sid Bakst                        1998            Managing director of the Adviser.

         Mr. Vandivort is the senior macro economic policymaker for the fixed income group for the Adviser. His influence in this regard directly impacts decisions in managing the weightings of sectors and yield curve weighting for the Fund. The "yield curve" is a graph representing yields offered for U.S. Treasury securities with maturities ranging from three months to 30 years. Mr. Bakst is involved in the day-to-day management of the Fund including the selection of specific issuers and determining attractive prices at which to execute individual transactions within the investment grade corporate bond sector.


         The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

MANAGEMENT FEE


         The Adviser's fee as a percentage of average daily net assets is 0.45%. Until April 30, 2006, the Adviser has agreed to waive its fees and reimburse expenses to the extent necessary to limit annual operating expenses of the Investor Class of the Fund to 0.53%. Because the Fund has not operated for a full fiscal year, information regarding the aggregate fee paid during the prior fiscal year is not yet available.

OTHER SERVICE PROVIDERS
--------------------------------------------------------------------------------

         The following chart shows the Fund's other service providers and includes their addresses and principal activities.



                                                  ------------
                                                  SHAREHOLDERS
                                                  ------------

Distribution     ----------------------------------          ----------------------------------
and                    PRINCIPAL DISTRIBUTOR                         TRANSFER AGENT AND
Shareholder                                                      DIVIDEND DISBURSING AGENT
Services               PFPC DISTRIBUTORS, INC.
                          760 MOORE ROAD                                PFPC INC.
                      KING OF PRUSSIA, PA 19406                    301 BELLEVUE PARKWAY
                                                                   WILMINGTON, DE 19809
                       Distributes shares and
                       provides administrative                  Handles shareholder services,
                       services to beneficial                    including recordkeeping and
                        shareholders of the                      statements, distribution of
                                Funds.                           dividends and processing of
                                                              buy, sell and exchange requests.
                 ----------------------------------          ----------------------------------

Asset            ----------------------------------          ----------------------------------
Management                                                                CUSTODIAN

                        INVESTMENT ADVISER                              MELLON BANK N.A.
                                                                     135 SANTILLI HIGHWAY
                        WEISS, PECK & GREER                            EVERETT, MA 02149
                            INVESTMENTS
                        909 THIRD AVENUE                           Holds each Fund's assets,
                        NEW YORK, NY 10022                       settles all portfolio trades
                                                                  and collects most of the
                   Manages each Fund's investment                 valuation data required for
                            activities.                           calculating each Fund's net
                                                                          asset value.

                 ----------------------------------          ----------------------------------

Fund             ----------------------------------          ----------------------------------
Operations             ADMINISTRATOR AND FUND
                          ACCOUNTING AGENT

                              PFPC INC.
                        301 BELLEVUE PARKWAY
                        WILMINGTON, DE 19809

                   Provides facilities, equipment
                     and personnel to carry out
                   administrative services related
                  to each Fund and calculates each
                       Fund's net asset value,
                    dividends and distributions.
                 ----------------------------------

                                         ---------------------------------
                                                BOARD OF DIRECTORS

                                         Supervises the Funds' activities.
                                         ---------------------------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PRICING OF FUND SHARES


         The Investor Class shares of the Fund ("Shares") are priced at their net asset value ("NAV"). The NAV per share of the Fund is calculated as follows:

                         Value of Assets Attributable to the Investor Class
              NAV  =   - Value of Liabilities Attributable to the Investor Class
                         ---------------------------------------------------
                         Number of Outstanding Shares of the Investor Class

         The Fund's NAV is calculated once daily at the close of regular trading hours on the New York Stock Exchanage (the "NYSE") (generally 4:00 p.m. Eastern time) on each day the NYSE is open (a "Business Day"). The NYSE is generally open Monday through Friday, except national holidays. The Fund will effect purchases or redemptions of shares at the next NAV calculated after receipt of your order in proper form.

         The Fund's equity securities are valued using the closing price or the last sale price on the national securities exchange or on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") market system where they are primarily traded. If there were no sales on that day or the securities are traded on other over-the-counter markets, the mean of the last bid and ask price prior to the market close is used. Short-term debt securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Debt securities having a remaining maturity of greater than 60 days are valued by a pricing service which utilizes matrix pricing based upon both dealer-supplied valuations and other techniques that take into account various factors, such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If the Fund holds foreign equity securities, the calculation of the Fund's NAV will not occur at the same time as the determination of the value of the foreign equities securities in the Fund's portfolio, since these securities are traded on foreign exchanges. With the approval of the Company's Board of Directors, the Fund may use a pricing service, bank or broker-dealer experienced in providing valuations to value the Fund's securities. If market quotations are unavailable or deemed unrealiable, securities will be valued by the Fund's Valuation Committee following procedures adopted by the Company's Board of Directors. In addition, the prices of foreign securities may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. In such instances, the Fund's Valuation Committee may fair value such foreign securities. The use of an independent service and fair valuation involve the risk that the values used by the Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.


MARKET TIMING

         Market timing is defined as effecting frequent trades into or out of a fund in an effort to anticipate or time market movements. Due to the frequent and disruptive nature of this activity, it can adversely impact the ability of the Adviser to invest assets in an orderly, long-term manner, which, in turn, may adversely impact the performance of the Fund. In addition, such activity also may result in adverse tax consequences to shareholders. There is no assurance that the Fund will be able to identify market timers, particularly if they are investing through intermediaries.

         The Board of Directors of the Company has adopted policies and procedures with respect to frequent trading of Fund shares by shareholders. The Fund charges a redemption fee of 2% on shares redeemed within 60 days of purchase. In addition, the Fund limits the number of exchanges to six (6) times per year (at least 30 days apart). For further information on redemptions and exchanges, please see the sections entitled "Shareholder Information -- Redemption of Fund Shares" and "Shareholder Information -- Exchange Privilege."

         The Company reserves the right, in its sole discretion, to reject purchase orders when, in the judgment of management, such rejection is in the best interest of the Fund and its shareholders.

PURCHASE OF FUND SHARES

         Shares representing interests in the Fund are offered continuously for sale by PFPC Distributors, Inc. (the "Distributor").


         PURCHASES THROUGH INTERMEDIARIES. Shares of the Fund may also be available through certain brokerage firms, financial institutions and other industry professionals (collectively, "Service Organizations"). Certain features of the Shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct fees, which charges and fees would not be imposed if Shares are purchased directly from the Company. Therefore, you should contact the Service Organization acting on your behalf concerning the fees (if any) charged in connection with a purchase or redemption of Shares and should read this Prospectus in light of the terms governing your accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Company in accordance with their agreements with the Company or its agent and with clients or customers. Service Organizations or, if applicable, their designees that have entered into agreements with the Company or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Company's pricing on the following Business Day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Company will be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts a purchase or redemption order in good order if the order is actually received by the Company in good order not later than the next business morning. If a purchase order is not received in good order, PFPC will contact the financial intermediary to determine the status of the purchase order. Orders received by the Company in good order will be priced at the Fund's NAV next computed after they are deemed to have been received by the Service Organization or its authorized designee.


         The Company relies upon the integrity of Service Organizations to ensure that orders are timely and properly submitted. The Fund cannot assure you that Service Organizations properly submitted to it all purchase and redemption orders received from the Service Organization's customers before the time for determination of the Fund's NAV in order to obtain that day's price.

         For administration, subaccounting, transfer agency and/or other services, the Adviser may pay Service Organizations and certain recordkeeping organizations a fee (the "Service Fee") of the average annual NAV of accounts with the Company maintained by such Service Organizations or recordkeepers. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper.

         GENERAL. You may also purchase Shares of the Fund at the NAV per share next calculated after your order is received by PFPC Inc. (the "Transfer Agent") in proper form as described below. After an initial purchase is made, the Transfer Agent will set up an account for you on the Company records. The minimum initial investment is $2,500 and the minimum additional investment in the Fund is $100.

         The minimum initial and subsequent investment requirements may be reduced or waived from time to time. For purposes of meeting the minimum initial purchase, purchases by clients which are part of endowments, foundations or other related groups may be combined. You can only purchase Shares of the Fund on days the NYSE is open and through the means described below. Shares may be purchased by principals and employees of the Adviser and Robeco Investment Management ("Robeco Investment") and its subsidiaries and by their spouses and children either directly or through any trust that has the principal, employee, spouse or child as the primary beneficiaries, their individual retirement accounts, or any pension and profit-sharing plan of the Adviser and Robeco Investment and its subsidiaries without being subject to the minimum investment limitations. The Adviser, Robeco USA and Robeco-Sage Capital Management, LLC are wholly-owned subsidiaries of Robeco Investment.

         INITIAL INVESTMENT BY MAIL. An account may be opened by completing and signing the application included with this Prospectus and mailing it to the Transfer Agent at the address noted below, together with a check ($2,500 minimum) payable to the Fund. Third party checks will not be accepted.


         REGULAR MAIL:                                OVERNIGHT MAIL:
         ROBECO WPG CORE BOND FUND                    ROBECO WPG CORE BOND FUND
         c/o PFPC Inc.                                c/o PFPC Inc.
         P.O. Box 9806                                101 Sabin Street
         Providence, RI  02940                        Pawtucket, RI 02860-1427


         The name of the Fund to be purchased should be designated on the application and should appear on the check. Payment for the purchase of Shares received by mail will be credited to a shareholder's account at the NAV per share of the Fund next determined after receipt of payment in good order.


         INITIAL INVESTMENT BY WIRE. Shares of the Fund may be purchased by wiring federal funds to PNC Bank, N.A. (see instructions below). A completed application must be forwarded to the Transfer Agent at the address noted above under "Initial Investment by Mail" in advance of the wire. For the Fund, notification must be given to the Transfer Agent at (800) 223-3332 prior to 4:00 p.m., Eastern time, on the wire date. (Prior notification must also be received from investors with existing accounts.) Request account information and routing instructions by calling the Transfer Agent at (800) 223-3332. Funds should be wired to:

         PNC Bank, N.A.
         Philadelphia, Pennsylvania 19103
                  F/B/O ROBECO WPG CORE BOND FUND
         Ref. (Account Number)
         Shareholder or Account Name


         Federal funds purchases will be accepted only on a day on which the NYSE and PNC Bank, N.A. are open for business.


         ADDITIONAL INVESTMENTS. Additional investments may be made at any time (minimum investment $100) by purchasing Shares of the Fund at the NAV per Share of the Fund by mailing a check to the Transfer Agent at the address noted under "Initial Investment by Mail" (payable to ROBECO WPG CORE BOND FUND) or by wiring monies to PNC Bank, N.A. as outlined under "Initial Investment by Wire." For the Fund, notification must be given to the Transfer Agent at (800) 223-3332 prior to 4:00 p.m., Eastern time, on the wire date. Initial and additional purchases made by check cannot be redeemed until payment of the purchase has been collected. This may take up to 15 calendar days.


         AUTOMATIC INVESTMENT PLAN. Additional investments in Shares of the Fund may be made automatically by authorizing the Transfer Agent to withdraw funds from your bank account through an Automatic Investment Plan ($100 minimum). Investors desiring to participate in an Automatic Investment Plan should call the Transfer Agent at (800) 223-3332.

         RETIREMENT PLANS. Shares may be purchased in conjunction with IRAs and rollover IRAs where Mellon Bank N.A. acts as custodian. For further information as to applications and annual fees, contact the Transfer Agent at (800) 223-3332. To determine whether the benefits of an IRA are available and/or appropriate, you should consult with a tax advisor.

         OTHER PURCHASE INFORMATION. The Company reserves the right, in its sole discretion, to suspend the offering of Shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. Subject to Board approval, the Adviser will monitor the Fund's total assets and may decide to close the Fund at any time to new investments or to new accounts due to concerns that a significant increase in the size of the Fund may adversely affect the implementation of the Fund's strategy. Subject to Board approval, the Adviser may also choose to reopen a closed Fund to new investments at any time, and may subsequently close such Fund again should concerns regarding the Fund's size recur. If the Fund closes to new investments, generally the closed Fund would be offered only to certain existing shareholders of the Fund and certain other persons, who are generally subject to cumulative, maximum purchase amounts, as follows:

         a. persons who already hold shares of the closed Fund directly or through accounts maintained by brokers by arrangement with the Company,

         b. existing and future clients of financial advisers and planners whose clients already hold shares of the closed Fund, and

         c. employees of the Adviser and their spouses, parents and children.

         Other persons who are shareholders of other Robeco Investment Funds are not permitted to acquire Shares of the closed Fund by exchange. Distributions to all shareholders of the closed Fund will continue to be reinvested unless a shareholder elects otherwise. The Adviser reserves the right to implement other purchase limitations at the time of closing, including limitations on current shareholders.

         Purchases of the Fund's shares will be made in full and fractional shares of the Fund calculated to three decimal places.

         CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The Company and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

         GOOD ORDER. You must include complete and accurate required information on your purchase request. Purchase requests not in good order may be rejected.

REDEMPTION OF FUND SHARES

         You may redeem Shares of the Fund at the next NAV calculated after a redemption request is received by the Transfer Agent in proper form. You can only redeem Shares on days the NYSE is open and through the means described below.

         You may redeem Shares of the Fund by mail, or, if you are authorized, by telephone (excluding retirement accounts where Mellon Bank N.A. acts as custodian). The value of Shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund. There is generally no charge for a redemption. However, with the exception of defined contribution plans, if a shareholder of the Fund redeems Shares held for less than 60 days, a transaction fee of 2% of the NAV of the Shares redeemed at the time of redemption will be charged. For purposes of this redemption feature, Shares purchased first will be considered to be shares first redeemed.

         REDEMPTION BY MAIL. Your redemption requests should be addressed to ROBECO WPG CORE BOND FUND, c/o PFPC Inc., P.O. Box 9806, Providence, RI 02940; for overnight delivery, requests should be addressed to ROBECO WPG CORE BOND FUND, c/o PFPC Inc., 101 Sabin Street, Pawtucket, RI 02860-1427 and must include:


         a. Name of the Fund;

         b. Account number;

         c. Your share certificates, if any, properly endorsed or with proper powers of attorney;

         d. a letter of instruction specifying the number of Shares or dollar amount to be redeemed, signed by all registered owners of the Shares in the exact names in which they are registered;

         e. medallion signature guarantees are required when (i) the redemption proceeds are to be sent to someone other than the registered shareholder(s) or (ii) the redemption request is for $10,000 or more. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a Medallion Program recognized by the Securities Transfer Association. The three recognized Medallion Programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Program (MSP). Signature guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable; and

         f. other  supporting  legal  documents,  if  required,  in the  case of
            estates,  trusts,   guardianships,   custodianships,   corporations,
            pension and profit sharing plans and other organizations.

         REDEMPTION BY TELEPHONE. In order to request a telephone redemption, you must have returned your account application containing a telephone election. To add a telephone redemption option to an existing account, contact the Transfer Agent by calling (800) 223-3332. The telephone redemption privilege is not available with respect to (i) redemptions in excess of $50,000 during any 30-day period, (ii) accounts that are registered jointly or requiring supporting legal documents or (iii) shares for which certificates have been issued.


         Once you are authorized to utilize the telephone redemption option, a redemption of Shares may be requested by calling the Transfer Agent at (800) 223-3332 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. If the telephone redemption option or the telephone exchange option (as described above) is authorized, the Company and the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Company and the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding and shareholders, not the Company or the Transfer Agent, bear the risk of loss in the event of unauthorized instructions reasonably believed by the Company or the Transfer Agent to be genuine. The Company and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Company and the Transfer Agent in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

         TRANSACTION FEE ON CERTAIN REDEMPTIONS. The Fund requires the payment of a transaction fee on redemption of Shares held for less than 60 days equal to 2.00% of the NAV of such Shares redeemed at the time of redemption. This additional transaction fee is paid to the Fund, NOT to the Adviser, Distributor or Transfer Agent. It is NOT a sales charge or a contingent deferred sales charge. The fee does not apply to defined contribution plans or to redeemed Shares that were purchased through reinvested dividends or capital gain distributions.


         The additional transaction fee is intended to limit short-term trading in the Fund or, to the extent that short-term trading persists, to impose the costs of that type of activity on the shareholders who engage in it. The costs to the Fund include: (1) brokerage costs; (2) market impact costs -- i.e., the decrease in market prices which may result when a Fund sells certain securities in order to raise cash to meet the redemption request; (3) the realization of capital gains by the other shareholders in the Fund; and (4) an increase in portfolio turnover, requiring a Fund to sell over-the-counter securities at the "bid" price and subsequently repurchase the same securities at the "ask" price. The transaction fee represents the Fund's estimate of the brokerage and other transaction costs which may be incurred by the Fund in disposing of securities in which the Fund may invest. If the transaction fee ws not charged, all the other shareholders would bear the additional costs assocated with the sale of securities for the proceeds to redeem fund shares. With the additional transaction fee, the transaction costs of selling additional securities are not borne by all existing shareholders, but the source of funds for these costs is the transaction fee paid by those investors making redemptions of the Fund. The Fund reserves the right, at its discretion, to waive, modify or terminate the additional transaction fee.


         The Fund will use the first-in, first-out method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account. If your holding period is less than 60 days, the short-term redemption fee will be assessed on the net asset value of those shares calculated at the time the redemption is effected.

         SYSTEMATIC WITHDRAWAL PLAN. If your account has a value of at least $10,000, you may establish a Systematic Withdrawal Plan and receive regular periodic payments. A request to establish a Systematic Withdrawal Plan must be submitted in writing to the Transfer Agent at P.O. Box 9806, Providence, RI 02940. Each withdrawal redemption will be processed on or about the 25th of the month and mailed as soon as possible thereafter. There are no service charges for maintenance; the minimum amount that you may withdraw each period is $50. (This is merely the minimum amount allowed and should not be mistaken for a recommended amount.) The holder of a Systematic Withdrawal Plan will have any income dividends and any capital gains distributions reinvested in full and fractional shares at NAV. To provide funds for payment, Shares will be redeemed in such amount as is necessary at the redemption price. The systematic withdrawal of Shares may reduce or possibly exhaust the Shares in your account, particularly in the event of a market decline. As with other redemptions, a systematic withdrawal payment is a sale for federal income tax purposes. Payments made pursuant to a Systematic Withdrawal Plan cannot be considered as actual yield or income since part of such payments may be a return of capital.

         You will ordinarily not be allowed to make additional investments of less than the aggregate annual withdrawals under the Systematic Withdrawal Plan during the time you have the plan in effect and, while a Systematic Withdrawal Plan is in effect, you may not make periodic investments under the Automatic Investment Plan. You will receive a confirmation of each transaction and the Share and cash balance remaining in your plan. The plan may be terminated on written notice by the shareholder or by a Fund and will terminate automatically if all Shares are liquidated or withdrawn from the account or upon the death or incapacity of the shareholder. You may change the amount and schedule of withdrawal payments or suspend such payments by giving written notice to the Fund's transfer agent at least ten Business Days prior to the end of the month preceding a scheduled payment.

         INVOLUNTARY REDEMPTION. The Fund reserves the right to redeem a shareholder's account in the Fund at any time the value of the account in such Fund falls below $500 as the result of a redemption or an exchange request. Shareholders will be notified in writing that the value of their account in the Fund is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed. The transaction fee applicable to the Fund will not be charged when Shares are involuntarily redeemed.

         OTHER REDEMPTION INFORMATION. Redemption proceeds for Shares of the Fund recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.

         Other than as described above, payment of the redemption proceeds will be made within seven days after receipt of an order for a redemption. The Company may suspend the right of redemption or postpone the date at times when the NYSE is closed or under any emergency circumstances as determined by the SEC.

         If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by the Fund instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions. The Company has elected, however, to be governed by Rule 18f-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), so that the Fund is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund.

         PROPER  FORM.   You  must  include   complete  and  accurate   required
information on your redemption request. Redemption requests not in proper form may be delayed.

EXCHANGE PRIVILEGE

         The exchange privilege is available to shareholders residing in any state in which the Shares being acquired may be legally sold. A shareholder may exchange Investor Class Shares of any Robeco Investment Fund for Investor Class Shares of another Robeco Investment Fund, up to six (6) times per year. Such exchange will be effected at the NAV of the exchanged Investor Class Shares and the NAV of the Investor Class Shares to be acquired next determined after PFPC's receipt of a request for an exchange. An exchange of Shares held for less than 60 days (with the exception of Shares purchased through dividend reinvestment or the reinvestment of capital gains) will be subject to a transaction fee of 2.00%. An exchange of Shares will be treated as a sale for federal income tax purposes. A shareholder may make an exchange by sending a written request to the Transfer Agent or, if authorized, by telephone (see "Redemption by Telephone" above).

         If the exchanging shareholder does not currently own Investor Class Shares of the Robeco Investment Fund whose Shares are being acquired, a new account will be established with the same registration, dividend and capital gain options as the account from which Shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed. See "Redemption By Mail" for information on signature guarantees. The exchange privilege may be modified or terminated at any time, or from time to time, by the Fund, upon 60 days' written notice to shareholders.

         If an exchange is to a new account in a Robeco Investment Fund, the dollar value of the Shares acquired must equal or exceed the Robeco Investment Fund's minimum for a new account; if to an existing account, the dollar value must equal or exceed the Robeco Investment Fund's minimum for additional investments. If an amount remains in the Fund from which the exchange is being made that is below the minimum account value required, the account will be subject to involuntary redemption.

         The Fund's exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Fund and increase transaction costs, the Fund has established a policy of limiting excessive exchange activity. Shareholders are entitled to six (6) exchange redemptions (at least 30 days apart) from the Fund during any twelve-month period. Notwithstanding these limitations, the Fund reserves the right to reject any purchase request (including exchange purchases from other Robeco Investment Funds) that is deemed to be disruptive to efficient portfolio management.

         Please read the prospectus applicable to the Robeco Investment Fund carefully before requesting an exchange. A prospectus of other Robeco Investment Funds may be obtained by calling the Fund at (800) 223-3332.

DIVIDENDS AND DISTRIBUTIONS

         The Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to its shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Fund unless a shareholder elects otherwise.

         The Fund will declare dividends from net investment income daily and pay such dividends monthly. Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Fund at least annually.

         The Fund may pay additional distributions and dividends at other times if necessary for the Fund to avoid U.S. federal tax. The Fund's distributions and dividends, whether received in cash or reinvested in additional Fund shares, are subject to U.S. federal income tax.

TAXES

         Each Fund contemplates declaring as dividends each year all or substantially of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital gain). In general, the Fund's dividends and distributions will be taxable to you for federal, state and local income tax purposes. Dividends and distributions are taxable whether they are received in cash or reinvested in Fund shares. For federal tax purposes, Fund distributions attributable to short-term capital gains and net investment income are taxable to you as ordinary income. Distributions attributable to any excess of net long-term capital gains of a Fund over net short-term capital losses generally are taxable to you as long-term capital gains. This is true no matter how long you own your shares.

         Under recent changes to the Internal Revenue Code, the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is reduced to 15%. Also, Fund distributions to noncorporate shareholders attributable to dividends received by the Fund from U.S. and certain foreign corporations will generally be taxed at the long-term capital gain rate of 15%, as long as certain other requirements are met. The amount of the Fund's distributions that qualify for this favorable tax treatment will be reduced as a result of the Fund's securities lending activities, by a high portfolio turnover rate or by investments in debt securities or "non-qualified" foreign corporations. For these lower rates to apply to Fund distributions, the noncorporate shareholders must have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund's ex-dividend date.

         You should note that the Core Bond Fund does not expect to pay dividends that are eligible for the recently enacted reduced tax rate on corporate dividends. This is because the Fund will generally be invested in debt instruments and not in shares of stock on which dividend income will be received.

         Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.

         You should note that if you purchase Shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of a portion of your purchase price. This is known as "buying into a dividend."

         You will recognize taxable gain or loss on a sale, exchange or redemption of your Shares, including an exchange for Shares of another fund, based on the difference between your tax basis in the Shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held Shares.) Additionally, any loss realized on a sale or redemption of Shares of the Fund may be disallowed under "wash sale" rules to the extent the Shares disposed of are replaced with other Shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the Shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the Shares acquired.

         Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the Shares exceeds 12 months, except that any loss realized on Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the Shares.

         The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, Shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

         The Fund may be required to withhold federal income tax from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) you fail to furnish the Fund with your correct taxpayer identification number, (ii) the Internal Revenue Service ("IRS") notifies the Fund that you have failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, you fail to certify that you are not subject to backup withholding. The backup withholding rate is 28%.

         The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

         STATE AND LOCAL TAXES. Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of the Fund's distributions, if any, that are attributable to interest on federal securities. Shareholders should consult their tax advisors regarding the tax status of distributions in their state and locality.

SHAREHOLDER SERVICES AND DISTRIBUTION (12B-1) PLAN


         Shares representing interests in the Investor Class of the Fund are offered continuously for sale by PFPC Distributors, Inc. (the "Distributor"). The Board of Directors of the Company has adopted a Shareholder Services and Distribution (12b-1) Plan (the "Plan") for the Fund's Investor Class Shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is entitled to receive from the Fund a combined service and distribution fee, which is accrued daily and paid monthly, equal to 0.10% of the average daily net assets of the Investor Class Shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


         Amounts paid to the Distributor under the Plan may be used by the Distributor to cover expenses that are related to (i) ongoing servicing and/or maintenance of the accounts of shareholders; (ii) sub-transfer agency services, sub-accounting services or administrative services related to the sale of the Shares; and (iii) the sale of the Shares, all as set forth in the Plan. The
Distributor may delegate some or all of these functions to Service Organizations. See "Purchases Through Intermediaries" above. Payments under the Plan are not tied exclusively to expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred.

MULTI-CLASS STRUCTURE


         The Fund also offers Institutional Shares, which are offered directly to investors in a separate Prospectus. Shares of each class of the Fund represent equal pro rata interests and accrue dividends and calculate NAV and performance quotations in the same manner. The performance of each class is quoted separately due to different actual expenses. The total return on Investor Class Shares of the Core Bond Fund can be expected to differ from the total return on Institutional Class Shares of the Fund. Information concerning Institutional Class Shares of the Core Bond Fund can be requested by calling the Fund at (800) 223-3332.

         NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE COMPANY'S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


         On or about April 29, 2005, subject to shareholder approval, the Fund will acquire all the assets and assume all the liabilities of the Predecessor Fund, an open-end investment company with substantially identical investment policies. Prior to the date of this Prospectus, the Fund had no assets or investment operations.


         The table below sets forth certain financial information of the Predecessor Fund for the periods indicated, including per share information results for a single fund share. The performance and accounting history of the Predecessor Fund have been assumed and relates to the Institutional Class shares of the Fund, and not the Investor Class shares which is a newly offered class. The Investor Class shares have higher expenses than the Institutional Class shares, which would adversely affect the following financial information. Institutional Class shares are not offered by this Prospectus. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Predecessor Fund's financial statements audited by KPMG LLP, the Predecessor Fund's independent registered public accounting firm. This information should be read in conjunction with the Predecessor Fund's financial statements which, together with the report of the independent registered public accounting firm, are included in the Predecessor Fund's annual report, which is available upon request (see back cover for ordering instructions).


                                                                               CORE BOND FUND - INSTITUTIONAL CLASS
                                                              --------------------------------------------------------------------
                                                              FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                                              YEAR           YEAR           YEAR           YEAR           YEAR
                                                              ENDED          ENDED          ENDED          ENDED          ENDED
                                                              DECEMBER       DECEMBER       DECEMBER       DECEMBER       DECEMBER
                                                              31, 2004       31, 2003       31, 2002       31, 2001       31, 2000
                                                              --------       --------       --------       --------       --------
Per Share Operating Performance
Net asset value, beginning of period                            $10.66         $10.44          $9.80          $9.40          $9.07
Net investment income                                            $0.31          $0.30          $0.40          $0.49          $0.60
Net realized and unrealized gain on investments                  $0.15          $0.22          $0.64          $0.40          $0.33
Net increase in net assets resulting from operations             $0.46          $0.52          $1.04          $0.89          $0.93

Dividends to shareholders from:
Net investment income                                          $(0.31)        $(0.30)        $(0.40)        $(0.49)        $(0.60)
Net realized capital gains                                       $0.00          $0.00          $0.00          $0.00          $0.00
Total dividends and distributions to shareholders              $(0.31)        $(0.30)        $(0.40)        $(0.49)        $(0.60)
Net asset value, end of period                                  $10.81         $10.66         $10.44          $9.80          $9.40
Total return                                                     4.38%          5.04%         10.87%          9.64%         10.66%

Ratios/Supplemental Data
  Net assets, end of period (000's omitted)                   $144,349       $145,818       $105,261       $123,797       $114,547
  Ratio of expenses to average net assets                        0.43%          0.45%          0.50%          0.50%          0.50%
  Ratio of net investment income to average net assets           2.90%          2.81%          4.02%          5.04%          6.58%
  Portfolio turnover rate                                       805.8%*        561.8%         539.2%         431.5%         509.0%

* The portfolio turnover rate, excluding mortgage dollar roll transactions for the year ended December 31, 2004, was 573.6%.

         The Adviser agreed to cap certain Fund operating expenses and not to impose its full fee for certain periods. This has resulted in a waiver of a portion of the Investment Advisory Fee for the Predecessor Fund. Prior to April 30, 2006, the Adviser may not discontinue or modify this cap without the approval of the Fund's Directors. Had the Adviser not so agreed, and had the Fund not received a custody earnings credit 1, the total return would have been lower and the ratio of expenses to average net assets and the ratio of net income to average net assets would have been:

----------
1 The custody earnings credit is a reduction of custody fees resulting from uninvested cash balances.

                                                                                   CORE BOND FUND
                                                         --------------------------------------------------------------------
                                                         FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                                         YEAR           YEAR           YEAR           YEAR           YEAR
                                                         ENDED          ENDED          ENDED          ENDED          ENDED
                                                         DECEMBER       DECEMBER       DECEMBER       DECEMBER       DECEMBER
                                                         31, 2004       31, 2003       31, 2002       31, 2001       31, 2000
                                                         --------       --------       --------       --------       --------
Ratio of expenses to average net assets                    0.71%          0.75%          0.83%          0.81%          0.79%
Ratio of net investment income to average net assets       2.62%          2.51%          3.69%          4.73%          6.29%

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                                                                              26

ROBECO INVESTMENT FUNDS OF THE RBB FUND, INC.
--------------------------------------------------------------------------------

FOR MORE INFORMATION:

         This Prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Robeco Investment Funds is available free of charge, upon request, including:

ANNUAL/SEMI-ANNUAL REPORTS

         These reports contain additional information about the Fund's investments, describes the Fund's performance, list portfolio holdings, and discuss recent market conditions and economic trends. The annual report includes fund strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION


         An SAI, dated March 9, 2005 has been filed with the SEC. The SAI, which includes additional information about the Robeco Investment Funds, may be obtained free of charge, along with the annual and semi-annual reports, by calling (800) 223-3332. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus (and is legally part of the Prospectus).


SHAREHOLDER INQUIRIES

         Representatives are available to discuss account balance information, mutual fund prospectuses, literature programs and services available. Hours: 8 a.m. to 6 p.m. (Eastern time) Monday-Friday. Call: (800) 223-3332 or visit the website of Robeco USA at HTTP:WWW.ROBECOUSA.COM.


PURCHASES AND REDEMPTIONS
         Call (800) 223-3332.


WRITTEN CORRESPONDENCE
         Street Address:
                  Robeco Investment Funds, c/o PFPC Inc., 760 Moore Road, King of Prussia, PA 19406

         P.O. Box Address:
                  Robeco Investment Funds, c/o PFPC Inc., P.O. Box 9806, Providence, RI 02940

SECURITIES AND EXCHANGE COMMISSION

         You may also view and copy information about the Company and the Fund, including the SAI, by visiting the SEC's Public Reference Room in Washington, DC or the EDGAR Database on the SEC's Internet site at WWW.SEC.GOV. You may also obtain copies of fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: PUBLICINFO@SEC.GOV, or by sending your written request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102. You may obtain information on the operation of the public reference room by calling the SEC at 1-202-942-8090.

Investment Company Act File No. 811-05518

                         WEISS, PECK & GREER INVESTMENTS
                               ONE NEW YORK PLAZA
                            NEW YORK, NEW YORK 10004
                                  800-223-3332

                             ROBECO INVESTMENT FUNDS

                       INSTITUTIONAL AND INVESTOR CLASSES

                            Robeco WPG Core Bond Fund

                               INSTITUTIONAL CLASS

                        Robeco WPG Large Cap Growth Fund
                              Robeco WPG Tudor Fund

                  (INVESTMENT PORTFOLIOS OF THE RBB FUND, INC.)

                       STATEMENT OF ADDITIONAL INFORMATION


                                  March 9, 2005


         This Statement of Additional Information ("SAI") provides supplementary information about the Robeco WPG Core Bond Fund (the "Core Bond Fund"), Robeco WPG Large Cap Growth Fund (the "Large Cap Growth Fund"), and Robeco WPG Tudor Fund (the "Tudor Fund") (each a "Fund" and collectively, the "Funds") of The RBB Fund, Inc. (the "Company"). This information is in addition to the information contained in the Robeco Investment Funds prospectuses dated March 9, 2005 (each a "Prospectus" and together the "Prospectuses").

         This SAI is not a prospectus. It should be read in conjunction with the Prospectuses. A copy of the Prospectuses and Annual Report may be obtained free of charge by calling toll-free (800) 223-3332.

                                TABLE OF CONTENTS


    GENERAL INFORMATION.....................................................3
    INVESTMENT OBJECTIVES AND POLICIES......................................3
    INVESTMENT LIMITATIONS.................................................26
    DISCLOSURE OF PORTFOLIO HOLDINGS.......................................31
    MANAGEMENT OF THE COMPANY..............................................32
    CODE OF ETHICS.........................................................37
    PROXY VOTING POLICIES..................................................38
    CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES....................38
    INVESTMENT ADVISORY, DISTRIBUTION AND SERVICING ARRANGEMENTS...........39
    FUND TRANSACTIONS......................................................48
    PURCHASE AND REDEMPTION INFORMATION....................................49
    VALUATION OF SHARES....................................................51
    DIVIDENDS AND DISTRIBUTIONS............................................53
    TAXES..................................................................53
    ADDITIONAL INFORMATION CONCERNING COMPANY SHARES.......................56
    MISCELLANEOUS..........................................................59
    FINANCIAL STATEMENTS...................................................59
    APPENDIX A.............................................................61
    APPENDIX B.............................................................73

                               GENERAL INFORMATION


         The Company is an open-end management investment company currently operating or proposing to operate eighteen separate investment companies, five of which have not commenced operations as of the date of this SAI. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and was organized as a Maryland corporation on February 29, 1988. This SAI pertains to the Investor Class representing interests in the Core Bond Fund, and the Institutional Class representing interests in the Core Bond Fund, the Large Cap Growth Fund and the Tudor Fund, which are offered by Prospectuses dated March 9, 2005. The Funds are diversified portfolios.


         The Company has entered into separate Agreements and Plans of Reorganization with the WPG Core Bond Fund (a series of the Weiss, Peck & Greer Funds Trust), WPG Large Cap Growth Fund, and WPG Tudor Fund, respectively (each a "Predecessor Fund" and collectively, the "Predecessor Funds"). The Agreements and Plans of Reorganization provide that the Company will acquire the assets and assume all of the liabilities of the Predecessor Funds. If the reorganizations are approved by shareholders, the reorganizations are expected to occur on or about April 29, 2005 and the Funds will commence operations at that time. Financial and performance information included in this SAI is that of the Predecessor Funds.

                       INVESTMENT OBJECTIVES AND POLICIES

         The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Funds.

         The investment objective of the Core Bond Fund is high current income, consistent with capital preservation. The Fund invests substantially all, but at least 80%, of its assets in U.S. denominated or quoted bonds issued by domestic or foreign companies or governmental entities.

         The investment objective of the Large Cap Growth Fund is long-term growth of capital. The Fund invests at least 80% of its assets in equity securities of U.S. large capitalization companies that offer the prospect of capital appreciation.

         The investment objective of the Tudor Fund is capital appreciation by investing primarily in common stocks, securities convertible into common stocks and in special situations. The Fund invests primarily in common stocks of U.S. companies with market capitalizations of less than $2 billion.

         Robeco USA, L.L.C. ("Robeco USA"), through its division Weiss, Peck & Greer Investments (the "Adviser" or "WPG"), serves as each Fund's investment adviser.

         Each Fund is a diversified, open-end, management investment company (or series thereof). The investment objectives, policies and restrictions of each Fund may be changed or altered by the Board of Directors of the Company (the "Board") without shareholder approval, except to the extent such policies and restrictions have been adopted as fundamental. See "Investment Restrictions." The securities in which each Fund may invest and certain other investment policies are further described in the Prospectuses. There can be no assurance that any of the Funds' investment objectives will be achieved.

         The Adviser may not invest in all of the instruments or use all of the investment techniques permitted by the Funds' Prospectuses and SAI or invest in such instruments or engage in such techniques to the full extent permitted by the Funds' investment policies and limitations.

"SPECIAL SITUATIONS"

         The Tudor Fund may invest in "Special Situations" as defined in, and subject to, its fundamental investment restrictions set forth under "Investment Restrictions." Since every Special Situation involves, to some extent, a break with past experience, the uncertainties in the appraisal of future value and the risk of possible loss of capital are greater than in the experienced, well-established companies carrying on business according to long-established patterns. The market price of a Special Situation may decline significantly if an anticipated development does not materialize. For the very same reasons, however, the Fund believes that if a Special Situation is carefully studied by the Adviser and an investment is made at the appropriate time, maximum appreciation may be achieved.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

         Subject to its investment restrictions and policies, each Fund may enter into repurchase agreements with banks, broker-dealers or other financial institutions in order to generate additional current income. A repurchase agreement is an agreement under which a fund acquires a security from a seller subject to resale to the seller at an agreed upon price and date. The resale price reflects an agreed upon interest rate effective for the time period the security is held by a fund. The repurchase price may be higher than the purchase price, the difference being income to the fund, or the purchase and repurchase price may be the same, with interest at a stated rate due to the fund together with the repurchase price on repurchase. In either case, the income to the fund is unrelated to the interest rate on the security. Typically, repurchase agreements are in effect for one week or less, but may be in effect for longer periods of time. Repurchase agreements of more than one week's duration are subject to each Fund's respective limitation on investments in illiquid securities.


         Repurchase agreements are considered by the Securities and Exchange Commission (the "SEC") to be loans by the purchaser collateralized by the underlying securities. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Funds will generally enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars or primary U.S. government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Funds may invest. The Funds will monitor the value of the underlying securities throughout the term of the agreement to ensure that their market value always equals or exceeds the agreed-upon repurchase price to be paid to a Fund. Each Fund will maintain a segregated account with the Custodian for the securities and other collateral, if any, acquired under a repurchase agreement with a broker-dealer for the term of the agreement.


         In addition to the risk of the seller's default or a decline in value of the underlying security, a Fund also might incur disposition costs in connection with liquidating the underlying securities. If the seller becomes insolvent and subject to liquidation or reorganization under the United States Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of that Fund and therefore subject to sale by the seller's trustee in bankruptcy. Finally, it is possible that a Fund may not be able to perfect its interest in the underlying security and may be deemed an unsecured creditor of the seller. While the Funds acknowledge these risks, it is expected that they can be controlled through careful monitoring procedures.

         The Core Bond Fund may enter into reverse repurchase agreements with domestic banks or broker-dealers, subject to its policies and restrictions. Under a reverse repurchase agreement, the fund sells a security held by it and agrees to repurchase the instrument on a specified date at a specified price, which includes interest. The Fund will use the proceeds of a reverse repurchase agreement to purchase other securities which either mature at a date simultaneous with or prior to the expiration of the reverse repurchase agreement or which are held under an agreement to resell maturing as of that time.

         The Core Bond Fund will enter into reverse repurchase agreements only when the Adviser believes the interest income and fees to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction.

         Under the 1940 Act, reverse repurchase agreements may be considered borrowings by the seller. The Core Bond Fund may not enter into a reverse repurchase agreement if as a result its current obligations under such agreements would exceed one-third of the current market value of its total assets (less its liabilities other than under reverse repurchase agreements).


         In connection with entering into reverse repurchase agreements, the Fund will segregate U.S. government securities, cash or cash equivalents with an aggregate current value sufficient to repurchase the securities or equal to the proceeds received upon the sale, plus accrued interest.


FOREIGN SECURITIES

         The Tudor Fund may invest in securities of foreign issuers. The Core Bond and Large Cap Growth Funds may also invest in securities of foreign issuers that are traded or denominated in U.S. dollars. Investment in foreign issuers involves certain special considerations, including those set forth below, which are not typically associated with investment in U.S. issuers.


         Since foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange ("NYSE"), and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States. Although fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, the Funds will endeavor to achieve the most favorable net results on their foreign portfolio transactions.


         There is generally less government supervision and regulation of stock exchanges, brokers and listed companies in foreign countries than in the United States. In some foreign transactions there may be a greater risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscators taxation, political or social instability, or diplomatic developments, which could affect a Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, and resource self-sufficiency and balance of payments position. In addition, it may be more difficult to obtain and enforce a judgment against a foreign issuer or a foreign custodian. The U.S. dollar value of foreign securities will be favorably or adversely affected by exchange rate fluctuations between the dollar and the applicable foreign currency. A Fund will incur costs in converting foreign currencies into U.S. dollars.

         EURODOLLAR, YANKEE DOLLAR AND YANKEE BOND INVESTMENTS. The Funds may invest in obligations of foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars) as well as foreign branches of foreign banks. These investments involve risks that are different from investments in securities of U.S. banks, including potential unfavorable political and economic developments, different tax provisions, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest. The Funds may also invest in Yankee bonds, which are issued by foreign governments and their agencies and foreign corporations, but pay interest in U.S. dollars and are typically issued in the United States.

         DEPOSITORY RECEIPTS. With respect to certain foreign securities, the Funds may purchase depository receipts of all kinds, including American
Depository Receipts (ADRs), European Depository Receipts (EDRs), Global Depository Receipts (GDRs) and International Depository Receipts (IDRs). ADRs are U.S. dollar-denominated certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank. EDRs, GDRs and IDRs are receipts issued in Europe, generally by a non-U.S. bank or trust company, and evidence ownership of non-U.S. securities. ADRs are traded on domestic exchanges or in the U.S. over-the-counter (OTC) market and, generally, are in registered form. EDRs, GDRs and IDRs are traded on non-U.S. exchanges or in non-U.S. OTC markets and, generally, are in bearer form. Investments in ADRs have certain advantages over direct investment in the underlying non-U.S. securities because (i) ADRs are U.S. dollar-denominated investments which are registered domestically, easily transferable, and for which market quotations are readily available, and
(ii) issuers whose securities are represented by ADRs are subject to the same auditing, accounting and financial reporting standards as domestic issuers. To the extent a Fund acquires ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner.

RISK CONSIDERATIONS OF MEDIUM GRADE SECURITIES

         Obligations in the lowest investment grade (i.e., BBB or Baa), referred to as "medium grade" obligations, have speculative characteristics, and changes in economic conditions and other factors are more likely to lead to weakened capacity to make interest payments and repay principal on these obligations than is the case for higher rated securities. In the event that a security purchased by a Fund is subsequently downgraded below investment grade, the Adviser will consider such event in its determination of whether the Fund should continue to hold the security.

RISK CONSIDERATIONS OF LOWER RATED SECURITIES


         The Tudor Fund may invest in fixed income securities that are not investment grade but are rated as low as B by Moody's Investors, Inc. ("Moody's) or B by Standard & Poor's ("S&P") (or their equivalents or, if unrated, determined by the Adviser to be of comparable credit quality). In the case of a security that is rated differently by two or more rating services, the higher rating is used in connection with the foregoing limitation. In the event that the rating on a security held in a Fund's portfolio is downgraded by a rating service, such action will be considered by the Adviser in its evaluation of the overall investment merits of that security, but will not necessarily result in the sale of the security. The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector, especially cyclically sensitive industries, more vulnerable to economic downturns or increased interest rates.

         An economic downturn could severely disrupt the market for high yield fixed income securities and adversely affect the value of outstanding fixed income securities and the ability of the issuers to repay principal and interest.

         High yield fixed income securities (commonly known as "junk bonds") are considered speculative investments and, while generally providing greater income than investments in higher rated securities, involve greater risk of loss of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories. However, since yields vary over time, no specific level of income can ever be assured.

         The prices of high yield fixed income securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress, which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a fixed income security owned by a Fund defaulted, the Fund could incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield fixed income securities and a Fund's net asset value, to the extent it holds such securities.

         High yield fixed income securities also present risks based on payment expectations. For example, high yield fixed income securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund may, to the extent it holds such fixed income securities, have to replace the securities with a lower yielding security, which may result in a decreased return for investors. Conversely, a high yield fixed income security's value will decrease in a rising interest rate market, as will the value of a Fund's assets, to the extent it holds such fixed income securities.

         In addition, to the extent that there is no established retail secondary market, there may be thin trading of high yield fixed income securities, and this may have an impact on the Adviser's ability to accurately value such securities and a Fund's assets and on the Fund's ability to dispose of such securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield fixed income securities, especially in a thinly traded market.

         New laws proposed or adopted from time to time may have an impact on the market for high yield securities.

         Finally, there are risks involved in applying credit or dividend ratings as a method for evaluating high yield securities. For example, ratings evaluate the safety of principal and interest or dividend payments, not market value risk of high yield securities. Also, since rating agencies may fail to timely change the credit ratings to reflect subsequent events, a Fund will continuously monitor the issuers of high yield securities in its portfolio, if any, to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the security's liquidity so the Fund can meet redemption requests.

FORWARD COMMITMENT AND WHEN-ISSUED TRANSACTIONS

         Each Fund may purchase or sell securities on a when-issued or forward commitment basis (subject to its investment policies and restrictions). These transactions involve a commitment by a fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitments are negotiated directly with the other party, and such commitments are not traded on exchanges. A Fund will not enter into such transactions for the purpose of leverage.

         When-issued purchases and forward commitments enable a Fund to lock in what is believed by the Adviser to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, a Fund might sell securities it owns and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields. When-issued securities or forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

         The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of a Fund's net asset value starting on the date of the agreement to purchase the securities, and the Fund is subject to the rights and risks of ownership of the securities on that date. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place within two months after the date of the transaction, but a Fund may agree to a longer settlement period.

         A Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. A Fund may realize a capital gain or loss in connection with these transactions, and its
distributions   from  any  net  realized   capital  gains  will  be  taxable  to
shareholders.

         When a fund purchases securities on a when-issued or forward commitment basis, the fund or the Custodian will maintain in a segregated account cash or liquid securities having a value (determined daily) at least equal to the amount of the fund's purchase commitments. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

LOANS OF PORTFOLIO SECURITIES


         Subject to its investment restrictions, each Fund may seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to financial institutions, such as broker-dealers, and would be required to be secured continuously by collateral in cash, cash equivalents or U.S. government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The rules of the New York Stock Exchange, Inc. give a fund the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, a fund would receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. A fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.


         At the  present  time  the  staff  of the SEC  does  not  object  if an investment company pays reasonable negotiated fees to its custodian in connection with loaned securities as long as such fees are pursuant to a contract approved by the investment company's trustees.

OPTIONS ON SECURITIES AND SECURITIES INDICES

         WRITING COVERED OPTIONS. The Core Bond Fund, Large Cap Growth Fund, and Tudor Fund may each write covered call and (except Large Cap Growth Fund) put options on any securities in which it may invest or on any securities index based on securities in which it may invest. A Fund may purchase and write such options on securities that are listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. A call option written by a fund obligates the fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by a Fund are covered, which means that the Fund will own the securities subject to the option so long as the option is outstanding or use the other methods described below. The purpose of a Fund in writing covered call options is to realize greater income than would be realized in portfolio securities transactions alone. However, in writing covered call options for additional income, a Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

         A put option written by a Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The purpose of writing such options is to generate additional income. However, in return for the option premium, the Fund accepts the risk that it will be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

         All call and put options written by a Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which, in the case of the Tudor Fund, may be quoted or denominated in any currency, in a segregated account noted on the Fund's records or maintained by the Fund's custodian with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position.

         A Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparts to such option. Such purchases are referred to as "closing purchase transactions."

         A Fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

         The Funds may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities in its portfolio. A Fund may also cover call and put options on a securities index by using the other methods described above.

         PURCHASING OPTIONS. The Core Bond Fund, Large Cap Growth Fund, and Tudor Fund may each purchase put and call options on any securities in which it may invest or on any securities index based on securities in which it may invest, and a Fund may enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

         A Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts") in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the call option. The purchase of a put option would entitle a fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a fund's securities. Put options may also be purchased by a fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the underlying portfolio securities.

         A Fund may purchase put and call options on securities indices for the same purposes as it may purchase options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

         Transactions by a Fund in options on securities and securities indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

         RISKS ASSOCIATED WITH OPTIONS TRANSACTIONS. Although the Funds may use option transactions to seek to generate additional income and to seek to reduce the effect of any adverse price movement in the securities or currency subject to the option, they do involve certain risks that are different in some respects from investment risks associated with similar mutual funds which do not engage in such activities. These risks include the following: for writing call options, the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities above the exercise price; for writing put options, the inability to effect closing transactions at favorable prices and the obligation to purchase the specified securities or to make a cash settlement on the securities index at prices which may not reflect current market values; and for purchasing call and put options, the possible loss of the entire premium paid. In addition, the effectiveness of hedging through the purchase or sale of securities index options, including options on the S&P 500(R) Index, will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with the price movements in the selected securities index. Perfect correlation may not be possible because the securities held or to be acquired by a Fund may not exactly match the composition of the securities index on which options are written. If the forecasts of the Adviser regarding movements in securities prices or interest rates are incorrect, a Fund's investment results may have been better without the hedge transactions.

         There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

         Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

         A Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will monitor the liquidity of over-the-counter options and, if it determines that such options are not readily marketable, a Fund's ability to enter such options will be subject to the Fund's limitation on investments on illiquid securities.

         The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options for hedging purposes depends in part on the Adviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS


         To seek to increase total return or to hedge against changes in interest rates or securities prices, Core Bond Fund and Tudor Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. A Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, and any other financial instruments and indices. A Fund will engage in futures and related options transaction for bona fide hedging purposes as described below or for purposes of seeking to increase total return, in each case, only to the extent permitted by regulations of the Commodity Futures Trading Commission ("CFTC"). All futures contracts entered into by a Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges.


         FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

         When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

         Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, a Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

         HEDGING STRATEGIES. Hedging, by use of futures contracts, seeks to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that a Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. A Fund may, for example, take a "short" position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of the Fund's portfolio securities. If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for a Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by seeking to achieve only a partial hedge against price changes affecting the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

         On other occasions, a Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available.

         OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

         The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that a Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Funds will incur transaction costs in connection with the writing of options on futures.

         The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be affected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

         OTHER CONSIDERATIONS. The Funds will engage in futures and related options transactions for bona fide hedging and to seek to increase total return as permitted by the CFTC regulations which permit principals of an investment company registered under the Act to engage in such transactions without registering as commodity pool operators. A Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. Except as stated below, a Fund's futures transactions will be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, each Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

         Each Fund will engage in transactions in currency forward contracts, futures contracts and options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualification as a regulated investment company for federal income tax purposes. See "Dividends, Distribution and Tax Status."

         Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in some cases, may require the applicable Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

         The use of futures contracts entails certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of the Fund's income due to the use of hedging; possible reduction in value of both the securities hedged and the hedging instrument; possible lack of liquidity due to daily limits on price fluctuations; imperfect correlation between the contract and the securities being hedged; and potential losses in excess of the amount initially invested in the futures contracts themselves. If the expectations of the Adviser regarding movements in securities prices or interest rates are incorrect, the Fund may have experienced better investment results without hedging. The use of futures contracts and options on futures contracts requires special skills in addition to those needed to select portfolio securities.

         While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

         Perfect correlation between a Fund's futures positions and portfolio positions will be impossible to achieve. There are no futures contracts based upon individual securities, except certain U.S. government securities. Other futures contracts available to hedge the Funds' portfolio investments generally are limited to futures on various securities indices.


FORWARD FOREIGN CURRENCY TRANSACTIONS

         The Tudor Fund may to the extent that it invests in foreign securities, enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign currency exchange rates. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

         The Tudor Fund is permitted to enter into forward contracts under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security quoted or denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed number of U.S. dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

         Second, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may cause the Fund to enter a forward contract to sell, for a fixed U.S. dollar amount, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.

         Although the Tudor Fund has no current intention to do so, it may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value in securities denominated or quoted in a different currency if the Adviser determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other U.S. foreign currency, if the Adviser determines that there is a pattern of correlation between the proxy currency and the U.S. dollar.

         The Fund will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the Funds to deliver an amount of foreign currency in excess of the value of the Funds' respective portfolio securities or other assets quoted or denominated in that currency. At the consummation of the forward contract, the Fund may either make delivery of the foreign currency or terminate its contractual obligation by purchasing an offsetting contract obligating it to purchase at the same maturity date, the same amount of such foreign currency. If the Fund chooses to make delivery of foreign currency, it may be required to obtain such delivery through the sale of portfolio securities quoted or denominated in such currency or through conversion of other assets of the Fund into such currency. If a Fund engages in an offsetting transaction, the Fund will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is party to the original forward contract.

         The Fund's transactions in forward contracts will be limited to those described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency quoted or denominated securities, and a Fund will not do so unless deemed appropriate by the Adviser.

         When entering into a forward contract, the Fund will segregate either cash or liquid securities quoted or denominated in any currency in an amount equal to the value of the Fund's total assets committed to the consummation of forward currency exchange contracts which require the Fund to purchase a foreign currency. If the value of the segregated securities declines, additional cash or securities will be segregated by the Fund on a daily basis so that the value of the segregated securities will equal the amount of the Fund's commitments with respect to such contracts.

         This method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of a Fund's foreign assets. It also reduces any potential gain which may have otherwise occurred had the currency value increased above the settlement price of the contract.

         While the Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund's portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses, which will prevent the Fund from achieving a complete hedge, or expose the Fund to the risk of foreign exchange loss.

         Forward contracts are subject to the risks that the counterparts to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price.

         The Fund's foreign currency transactions (including related options, futures and forward contracts) may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

MORTGAGE-BACKED SECURITIES

         Certain Funds, and in particular the Core Bond Fund, may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits ("REMIC") pass-through certificates and collateralized mortgage obligations ("CMOs").


         GUARANTEED MORTGAGE PASS-THROUGH SECURITIES. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. government or one of its agencies or instrumentalities, including but not limited to the Ginnie Mae, Fannie Mae and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Ginnie Mae certificates are guaranteed by the full faith and credit of the U.S. government for timely payment of principal and interest on the certificates. Fannie Mae and Freddie Mac certificates are not backed by the full faith and credit of the U.S. government. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. Fannie Mae is authorized to borrow from the U.S. Treasury to meet its obligations. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the U.S. government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

         MULTIPLE-CLASS PASS-THROUGH SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS. CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.


         Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

         A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts although the Funds do not intend to invest in residual interests.

         PRIVATELY ISSUED MORTGAGED-BACKED SECURITIES. Certain Funds, and in particular the Core Bond Fund, may invest in mortgage-backed securities issued by trusts or other entities formed or sponsored by private originators of and institutional investors in mortgage loans and other non-governmental entities (or representing custodial arrangements administered by such institutions). These private originators and institutions include savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing.

         Privately issued mortgage-backed securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae or Freddie Mac, in order to receive a high quality rating from the rating organizations (e.g., S&P's or Moody's), they often are structured with one or more types of "credit enhancement." Such credit enhancement falls into two categories: (1) liquidity protection and (2) protection against losses resulting after default by a borrower and liquidation of the collateral (e.g., sale of a house after foreclosure). Liquidity protection refers to the payment of cash advances to holders of mortgage-backed securities when a borrower on an underlying mortgage fails to make its monthly payment on time. Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage. Such protection may be provided through guarantees, insurance policies or letters of credit, through various means of structuring the securities or through a combination of such approaches.


         Examples of credit enhancement arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes entitled to receive payment before other classes, with the result that defaults on the underlying mortgages are borne first by the holders of the subordinated class), creation of "spread accounts" or "reserve funds" (where cash or investments are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on the underlying mortgages in a pool exceed the amount required to be paid on the mortgage-backed securities). The degree of credit enhancement for a particular issue of mortgage-backed securities is based on the level of credit risk associated with the particular mortgages in the related pool. Losses on a pool in excess of anticipated levels could nevertheless result in losses to security holders since credit enhancement rarely covers every dollar owed on a pool.

         RISK FACTORS ASSOCIATED WITH MORTGAGE-BACKED SECURITIES. Investing in Mortgage-Backed Securities (such as those described above) involves certain risks, including the failure of a counter-party to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. Further, the yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.


         Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, a Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental or agency guarantee. When a Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.


         Conversely,  in  a  rising  interest  rate  environment,   a  declining
prepayment rate will extend the average life of many Mortgage-Backed Securities. This possibility is often referred to as extension risk.

Extending the average life of a Mortgage-Backed Security increases the risk of depreciation due to future increases in market interest rates. The market for certain types of Mortgage-Backed Securities (i.e., certain CMOs) may not be liquid under all interest rate scenarios, which may prevent a Fund from selling such securities held in its portfolio at times or prices that it desires.

         RISKS ASSOCIATED WITH SPECIFIC TYPES OF DERIVATIVE DEBT SECURITIES. Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. Thus, the magnitude of exposure may be less than for more leveraged Mortgage-Backed Securities.

         Planned amortization class ("PAC") and target amortization class ("TAC") CMO bonds involve less exposure to prepayment, extension and interest rate risk than other Mortgage-Backed Securities, provided that prepayment rates remain within expected prepayment ranges or "collars." To the extent that prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment extension and interest rate risk associated with the underlying mortgage assets.

         The Core Bond Fund may invest in floating rate securities based on the Cost of Funds Index ("COFI floaters"), other "lagging rate" floating rate securities, floating rate securities that are subject to a maximum interest rate ("capped floaters"), and Mortgage-Backed Securities purchased at a discount. The primary risks associated with these derivative debt securities are the potential extension of average life and/or depreciation due to rising interest rates.

MORTGAGE DOLLAR ROLL TRANSACTIONS

         The Core Bond Fund may enter into mortgage dollar roll transactions in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date.

         During the roll period, the Core Bond Fund will not receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Core Bond Fund compared with what such performance would have been without the use of mortgage dollar rolls. The Core Bond Fund will hold and maintain in a segregated account until the settlement date cash or liquid, high-grade debt securities in an amount equal to the forward purchase price. Any benefits derived from the use of mortgage dollar rolls may depend upon mortgage prepayment assumptions, which will be affected by changes in interest rates. There is no assurance that mortgage dollar rolls can be successfully employed.

ASSET-BACKED SECURITIES


         Certain Funds, and in particular the Core Bond Fund, may invest in asset-backed securities, which represent participations in, or are secured by and payable from, pools of assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Asset-backed securities may also be collateralized by a portfolio of U.S. government securities, but are not direct obligations of the U.S. government, its agencies or instrumentalities. Such asset pools are securitized through the use of privately-formed trusts or special purpose corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present; however privately issued obligations collateralized by a portfolio of privately issued asset-backed securities do not involve any government-related guarantee or insurance. In addition to risks similar to those associated with Mortgage-Backed Securities, asset-backed securities present further risks that are not presented by Mortgage-Backed Securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. See "Risk Factors Associated with Mortgage-Backed Securities."


CONVERTIBLE SECURITIES AND PREFERRED STOCKS

         To the extent not inconsistent with their investment policies and restrictions, the Funds may invest in debt securities or preferred stocks that are convertible into or exchangeable for common stock. Preferred stocks are securities that represent an ownership interest in a company and provide their owner with claims on the company's earnings and assets prior to the claims of owners of common stock but after those of bond owners. Preferred stocks in which the Funds may invest include sinking fund, convertible, perpetual fixed and adjustable rate (including auction rate) preferred stocks. There is no minimum credit rating applicable to a Fund's investment in preferred stocks and securities convertible into or exchangeable for common stocks.

MUNICIPAL OBLIGATIONS

         The Core Bond Fund may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for various public purposes. The interest on most of these obligations is generally exempt from regular Federal income tax in the hands of most individual investors, although it may be subject to the individual and corporate alternative minimum tax. The two principal classifications of municipal obligations are "notes" and "bonds."

         Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, and construction loan notes. Tax anticipation notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as federal revenues available under the Federal Revenue Sharing Program. Tax anticipation notes and revenue anticipation notes are generally issued in anticipation of various seasonal revenues such as income, sales, use, and business taxes. Bond anticipation notes are sold to provide interim financing. These notes are generally issued in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. Construction loan notes are sold to provide construction financing. After the projects are successfully completed and accepted, many projects receive permanent financing through the Federal Housing Administration under "Fannie Mae" (the Federal National Mortgage Association) or "Ginnie Mae" (the Government National Mortgage Association). There are, of course, a number of other types of notes issued for different purposes and secured differently from those described above.

         Municipal bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have two principal classifications, "general obligation" bonds and "revenue" bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

         The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Revenue obligations are not backed by the credit and taxing authority of the issuer, but are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. In addition, revenue obligations may be backed by a letter of credit, guarantee or insurance. Revenue obligations include private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.

         Industrial development bonds (now a subset of a class of bonds known as "private activity bonds"), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user.

         There is, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications above.

         An entire issue of municipal obligations may be purchased by one or a small number of institutional investors such as one of the Funds. Thus, the issue may not be said to be publicly offered. Unlike securities which must be registered under the Securities Act of 1933, as amended (the "1933 Act"), prior to offer and sale unless an exemption from such registration is available, municipal obligations which are not publicly offered may nevertheless be readily marketable. A secondary market exists for municipal obligations which were not publicly offered initially.

         The Adviser determines whether a municipal obligation is readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate), which accurately reflects its value. In addition, stand-by commitments and demand obligations also enhance marketability.

         For the purpose of a Fund's investment restrictions, the identification of the "issuer" of municipal obligations which are not general obligation bonds is made by the Adviser on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal of and interest on such obligations.

         Yields on municipal obligations depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation and the quality of the issue. High grade municipal obligations tend to have a lower yield than lower rated obligations. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due principal of and interest on its or their municipal obligations may be materially affected.

         There could be economic, business or political developments, which might affect all municipal obligations of a similar type. However, the Adviser believes that the most important consideration affecting risk is the quality of particular issues of municipal obligations rather than factors affecting all, or broad classes of, municipal obligations.

         A Fund may invest in variable, floating rate and other municipal securities on which the interest may fluctuate based on changes in market rates. The interest rates payable on variable rate securities are adjusted at designated intervals (e.g., daily, monthly, semi-annually) and the interest rates payable on floating rate securities are adjusted whenever there is a change in the market rate of interest on which the interest payable is based. The interest rate on variable and floating rate securities is ordinarily determined by reference to or is a percentage of a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure. The value of floating and variable rate securities generally is more stable than that of fixed rate securities in response to changes in interest rate levels. A Fund may consider the maturity of a variable or floating rate municipal security to be shorter than its ultimate maturity if that Fund has the right to demand prepayment of its principal at specified intervals prior to the security's ultimate maturity.

         MUNICIPAL LEASES. Funds that may invest in municipal securities may invest in municipal leases and certificates of participation in municipal leases. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Certificates of participation represent undivided interests in municipal leases, installment purchase agreements or other instruments. The certificates are typically issued by a trust or other entity, which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. The primary risk associated with municipal lease obligations and certificates of participation is that the governmental lessee will fail to appropriate funds to enable it to meet its payment obligations under the lease. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering, or the failure to fully recover, the Fund's original investment. To the extent that a Fund invests in unrated municipal leases or participates in such leases, the Adviser will monitor on an ongoing basis the credit quality rating and risk of cancellation of such unrated leases. Certain municipal lease obligations and certificates of participation may be deemed illiquid for the purposes of the limitation on investments in illiquid securities.


         PRE-FUNDED MUNICIPAL SECURITIES. Funds that invest in municipal securities may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded municipal securities are usually purchased at a price, which represents a premium over their face value.


ZERO COUPON AND CAPITAL APPRECIATION BONDS

         Funds that may invest in debt securities may invest in zero coupon and capital appreciation bonds. Zero coupon and capital appreciation bonds are debt securities issued or sold at a discount from their face value that do not entitle the holder to any payment of interest prior to maturity or a specified redemption date (or cash payment date). The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. The market prices of zero coupon and capital appreciation bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

REAL ESTATE INVESTMENT TRUSTS

         Each Fund may invest in shares of real estate investment trusts ("REITs"). REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. Funds that invest in REITs will indirectly bear their proportionate share of any expenses paid by such REITs in addition to the expenses paid by the Funds.

         Investing in REITs involves certain risks: equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs whose underlying assets include long-term health care properties, such as nursing, retirement and assisted living homes, may be impacted by federal regulations concerning the health care industry.

         Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500.

U.S. GOVERNMENT SECURITIES


         U.S. government securities are either (i) backed by the full faith and credit of the U.S. government (e.g., U.S. Treasury bills), (ii) guaranteed by the U.S. Treasury (e.g., Ginnie Mae mortgage-backed securities), (iii) supported by the issuing agency's or instrumentality's right to borrow from the U.S. Treasury (e.g., Fannie Mae discount notes) or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g. securities of each of the Federal Home Loan Banks). Such guarantees of U.S. government securities held by a Fund do not, however, guarantee the market value of the shares of the Fund. There is no guarantee that the U.S. government will continue to provide support to its agencies or instrumentalities in the future.


         U.S. government securities may include inflation-indexed fixed income securities, such as U.S. Treasury Inflation Protected Securities (TIPS). The interest rate of TIPS, which is set at auction, remains fixed throughout the term of the security and the principal amount of the security is adjusted for inflation. The inflation-adjusted principal is not paid until maturity.

RESTRICTED AND ILLIQUID SECURITIES

         Each Fund may purchase securities that are not registered or offered in an exempt non-public offering ("Restricted Securities") under the 1933 Act, including securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act. However, a Fund will not invest more than 15% of its net assets in illiquid investments, which include repurchase agreements maturing in more than seven days, interest rate, currency and mortgage swaps, interest rate caps, floors and collars, certain SMBS, municipal leases, certain over-the-counter options, securities that are not readily marketable and Restricted Securities, unless the Boards determine, based upon a continuing review of the trading markets for the specific Restricted Securities, that such Restricted Securities are liquid.

         Certain commercial paper issued in reliance on Section 4(2) of the 1933 Act is treated like Rule 144A Securities. The Boards have adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of the Fund's portfolio securities. The Boards, however, retain sufficient oversight and are ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for Restricted Securities sold and offered under Rule 144A or Section 4(2) will develop, the Boards will carefully monitor the Funds' investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of liquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these Restricted Securities.

         The purchase price and subsequent valuation of Restricted Securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions.

OTHER INVESTMENT COMPANIES


         Each Fund may invest up to 10% of its total assets in the securities of other investment companies not affiliated with WPG, but not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. For example, the Core Bond Fund may invest in Standard & Poor's Depositary Receipts (commonly referred to as "Spiders"), which are exchange-traded shares of a closed-end investment company that are designed to replicate the price performance and dividend yield of the Standard & Poor's 500(R) Composite Stock Price Index. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund.


MARKET CHANGES

         The market value of each Fund's investments, and thus each Fund's net asset value, will change in response to market conditions affecting the value of its portfolio securities. When interest rates decline, the value of fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

PORTFOLIO TURNOVER


         There are no limitations on the length of time that securities must be held by any Fund and a Fund's annual portfolio turnover rate may vary significantly from year to year. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs, which must be borne by the applicable Fund and its shareholders. The actual portfolio turnover rates for each Predecessor Fund are noted in the Prospectuses.

         In determining such portfolio turnover, U.S. government securities and all other securities (including options) which have maturities at the time of acquisition of one year or less ("short-term securities") are excluded. The annual portfolio turnover rate is calculated by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities for the year by the monthly average of the value of the portfolio securities owned by the applicable Fund during the year. The monthly average is calculated by totaling the values of the portfolio securities as of the beginning and end of the first month of the year and as of the end of the succeeding 11 months and dividing the sum by
13. A turnover rate of 100% would occur if all of a Fund's portfolio securities (other than short-term securities) were replaced once in a period of one year. It should be noted that if a Fund were to write a substantial number of options, which are exercised, the portfolio turnover rate of that Fund would increase. Increased portfolio turnover results in increased brokerage costs, which a Fund must pay, and the possibility of more short-term gains, distributions of which are taxable as ordinary income.


         The Funds will trade their portfolio securities without regard to the length of time for which they have been held. To the extent that a Fund's portfolio is traded for short-term market considerations and portfolio turnover rate exceeds 100%, the annual portfolio turnover rate of the Fund could be higher than most mutual funds.


SPECIAL SITUATION COMPANIES

         The Tudor Fund may invest in "Special Situations." The term "Special Situation" shall be deemed to refer to a security of a company in which an unusual and possibly non-repetitive development is taking place which, in the opinion of the investment adviser of the Fund, may cause the security to attain a higher market value independently, to a degree, of the trend in the securities market in general. The particular development (actual or prospective), which may qualify a security as a "Special Situation," may be one of many different types. Such developments may include, among others, a technological improvement or important discovery or acquisition which, if the expectation for it materialized, would effect a substantial change in the company's business; a reorganization; a recapitalization or other development involving a security exchange or conversion; a merger, liquidation or distribution of cash, securities or other assets; a breakup or workout of a holding company; litigation which, if resolved favorably, would improve the value of the company's stock; a new or changed management; or material changes in management policies. A "Special Situation" may often involve a comparatively small company, which is not well known, and which has not been closely watched by investors generally, but it may also involve a large company. The fact, if it exists, that an increase in the company's earnings, dividends or business is expected, or that a given security is considered to be undervalued, would not in itself be sufficient to qualify as a "Special Situation." The Fund may invest in securities (even if not "Special Situations") which, in the opinion of the investment adviser of the Fund, are appropriate investments for the Fund, including securities which the investment adviser of the Fund believes are undervalued by the market. The Fund shall not be required to invest any minimum percentage of its aggregate portfolio in "Special Situations," nor shall it be required to invest any minimum percentage of its aggregate portfolio in securities other than "Special Situations."


                             INVESTMENT LIMITATIONS

         Each Fund has adopted the following investment restrictions, which may not be changed without approval of the holders of a majority of the outstanding voting securities of the applicable Fund. As defined in the 1940 Act and as used in the Prospectuses and this SAI, "a majority of the outstanding voting securities" of a Fund, means the lesser of (1) 67% of the shares of the Fund present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund. So long as these fundamental restrictions are in effect, each Fund may not:

CORE BOND FUND


         1. With respect to 75% of its total assets, purchase securities of an issuer (other than U.S. government securities or repurchase agreements collateralized by U.S. government securities and shares of other investment companies), if:

         (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or


         (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund; provided, however, that each Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as such Fund.

         2. Purchase or sell real estate (other than securities secured by real estate or interests therein, or issued by entities which invest in real estate or interests therein), but it may lease office space for its own use and invest up to 15% of its assets in publicly held real estate investment trusts.

         3. Borrow amounts in excess of 33% of its total assets (including the amount borrowed) and then only as a temporary measure for extraordinary or emergency purposes. This restriction shall not apply to reverse repurchase agreements entered into in accordance with a Fund's investment policies.

         4. Make loans, except that this restriction shall not prohibit the purchase of or investment in bank certificates of deposit or bankers acceptances, the purchase and holding of all or a portion of an issue of publicly distributed debt securities, the lending of portfolio securities and the entry into repurchase agreements.

         5. Engage in the business of underwriting securities of others, except to the extent that the Fund may be deemed to be an underwriter under the 1933 Act, when it purchases or sells portfolio securities in accordance with its investment objectives and policies; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.


         6. Purchase securities, excluding U.S. government securities, of one or more issuers conducting their principal business activity in the same industry, if immediately after such purchase the value of its investments in such industry would exceed 25% or more of its total assets; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.


         7. Issue senior securities, except as permitted under the 1940 Act and except that the Fund may issue shares of beneficial interest in multiple classes or series.

         8. Invest in commodities or in commodities contracts, except that the Fund may purchase and sell financial futures contracts on securities, indices and currencies and options on such futures contracts, and the Fund may purchase securities on a forward commitment or when-issued basis.

LARGE CAP GROWTH FUND


         1. With respect to 75% of its total assets, purchase securities of an issuer (other than U.S. government securities or, with respect to the Fund, repurchase agreements collateralized by U.S. government securities and shares of other investment companies), if:


         (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or

         (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund; provided, however, that each Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as such Fund.

         2. Purchase, sell or invest in commodities or commodity contracts or real estate or interests in real estate, except futures contracts on securities and securities indices and options on such futures, forward foreign currency exchange contracts and except that the Fund may purchase, sell or invest in marketable securities of companies holding real estate or interests in real estate, including real estate investment trusts.


         3. Purchase securities of one or more issuers conducting their principal business activity in the same industry, if immediately after such purchase the value of its investments in such industry would exceed 25% or more of its total assets, provided that this restriction shall not apply to securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.


         4. Lend its Funds to other persons, except through the purchase of all or a portion of an issue of debt securities publicly distributed or other securities or debt obligations in accordance with its objective or through entering into repurchase agreements; provided that each such repurchase agreement has a duration of no more than seven days and that the value of all of the Fund's outstanding repurchase agreements, together with the value of all illiquid investments of the Fund, does not exceed 15% of the Fund's total assets at any time.

         5. Lend its portfolio securities unless the borrower is a broker, dealer or financial institution; provided that the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder.

         6. Borrow money, except from banks as a temporary measure to facilitate the meeting of redemption requests which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes, provided that the aggregate amount of such borrowings may not exceed 33% of the value of the Fund's total assets (including amounts borrowed) at the time of borrowing, or mortgage, pledge or hypothecate its assets, except in an amount sufficient to secure any such borrowing.

         7. Issue senior securities, except as permitted under the 1940 Act and except that the Fund may issue shares of beneficial interest in multiple classes or series.

         8. Engage in the business of underwriting the securities of other issuers (except as the Fund may be deemed an underwriter under the 1933 Act in connection with the purchase and sale of portfolio securities in accordance with its investment objective and policies); provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

TUDOR FUND


         1. Purchase securities of one or more issuers conducting their principal business activity in the same industry, if immediately after such purchase the value of its investments in such industry would exceed 25% or more of its total assets provided that this restriction shall not apply to securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities;

provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

         2. With respect to 75% of its total assets, the Fund may not purchase securities of an issuer (other than the U.S. government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. government securities and other investment companies), if:


         (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or

         (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

         3. Lease, acquire, purchase, sell or hold real estate, but it may lease office space for its own use and invest in marketable securities of companies holding real estate or interests in real estate, including real estate investment trusts.

         4. Purchase or sell commodities or commodities contracts, except futures contracts, including but not limited to contracts for the future delivery of securities and contracts based on securities indices and options on such futures contracts, and forward foreign currency exchange contracts.

         5. Lend money, except that it may (i) invest in all or a portion of an issue of bonds, debentures and other obligations distributed publicly or of a type commonly purchased by financial institutions (e.g., certificates of deposit, bankers' acceptances or other short-term debt obligations) or other debt obligations in accordance with its objectives or (ii) enter into repurchase agreements; provided that the Fund will not enter into repurchase agreements of more than one week's duration if more than 15% of its net assets would be invested therein together with other illiquid or not readily marketable securities.

         6. Lend its portfolio securities unless the borrower is a broker, dealer, bank or other qualified financial institution; provided that the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the Rules and Regulations or interpretations of the SEC thereunder.

         7. Engage in the business of underwriting the securities of others, except to the extent that the Fund may be deemed to be an underwriter under the 1933 Act when it purchases or sells portfolio securities; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

         8. Borrow money except as a temporary measure to facilitate the meeting of redemption requests or for extraordinary or emergency purposes, provided that the aggregate amount of such borrowings may not exceed 33% of the value of the Fund's total assets (including the amount borrowed), at the time of such borrowing.

         9. Issue senior securities except as permitted under the 1940 Act and except that the Fund may issue shares of beneficial interest in multiple classes or series.

         Each Fund may, notwithstanding any other fundamental or non-fundamental investment restriction or policy, invest all of its assets in the securities of a single open-end investment company with substantially the same investment objectives, restrictions and policies as that Fund.


         For purposes of the above fundamental investment restrictions regarding industry concentration, the Adviser generally classifies issuers by industry in accordance with classifications established by nationally recognized third-party statistical information services, such as S&P. In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the Adviser may classify an issuer according to its own sources.


         In addition to the fundamental policies mentioned above, the Board has adopted the following non-fundamental policies which may be changed or amended by action of the Board without approval of shareholders. So long as these non-fundamental restrictions are in effect, a Fund may not:

         (a) Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

         (b) Purchase securities of any other investment company except as permitted by the 1940 Act.

         (c) Purchase securities on margin, except any short-term credits, which may be necessary for the clearance of transactions and the initial, or maintenance margin in connection with options and futures contracts and related options.

         (d) Invest more than 15% of its net assets in securities which are illiquid.

         (e) Purchase additional securities if the Fund's borrowings exceed 5% of its net assets.

         Except with respect to each Fund's fundamental investment restriction regarding borrowings, any investment limitation of a Fund that is expressed as a percentage is determined at the time of investment by the Fund. An increase or decrease in a Fund's net asset value or a company's market capitalization subsequent to a Fund's initial investment will not affect the Fund's compliance with the percentage limitation or the company's status as small, medium or large cap. From time to time, the adviser may include as small, medium or large cap certain companies having market capitalizations outside the definitions described in the Prospectuses. Under the 1940 Act, each Fund will be required to maintain continuous asset coverage of at least 300% for borrowings from a bank. In the event that such asset coverage is below 300%, the applicable Fund will be required to reduce the amount of its borrowings to obtain 300% asset coverage, within three days (not including Sundays and holidays) or such longer period as the rules and regulations of the SEC prescribe. In addition, under the 1940 Act, each Fund may not invest more than 5% of its assets in the securities of any issuer that derives more than 15% of its gross revenue from a securities-related business, unless an exemption is available under the 1940 Act or the rules thereunder.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

         The Company has adopted, on behalf of the Funds, a policy relating to the disclosure of each Fund's portfolio securities. The policies relating to the disclosure of the Funds' portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Fund's operation without compromising the integrity or performance of the Fund. It is the policy of the Company that disclosure of a Fund's portfolio holdings to a select person or persons prior to the release of such holdings to the public ("selective disclosure") is prohibited, unless there are legitimate business purposes for selective disclosure.

         The Company discloses portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, the Company will disclose its portfolio holdings in its applicable regulatory filings, including shareholder reports, reports on Form N-CSR and Form N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

         The Adviser currently makes the Funds' complete portfolio holdings publicly available on its web site, WWW.WPGINVEST.COM as disclosed in the following table:

--------------------------------------------------------------------------------
INFORMATION POSTING    FREQUENCY OF DISCLOSURE    DATE OF WEB POSTING
--------------------------------------------------------------------------------
Complete Portfolio     Semi-Annual                60 calendar days following
Holdings                                          the completion of each fiscal
                                                  semi-annual period
--------------------------------------------------------------------------------

         The Adviser or its affiliates may include each Fund's portfolio information that has already been made public through a Web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that, in the case of information made public through the Web, the information is disclosed no earlier than the day after the date of posting to the Web site.


         The Company may distribute or authorize the distribution of information about the Funds' portfolio holdings that is not publicly available to its third-party service providers of the Company, which include Mellon Bank N.A., the Funds' custodian; PFPC Inc., the Funds' administrator, accounting agent and transfer agent; PricewaterhouseCoopers LLP, the Funds' independent registered public accounting firm; Drinker Biddle & Reath LLP, legal counsel; and GCom2Solutions, Inc., the Funds' printer. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. "Conditions of confidentiality" include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the portfolio.


         The Company may disclose portfolio holdings to certain independent reporting agencies. The disclosure of portfolio holdings in this context is conditioned on the recipient agreeing to treat such portfolio holdings as confidential (provided that reporting agencies may publish portfolio positions upon the consent of the Funds), and to not allow the portfolio holdings to be used by it or its employees in connection with the purchase or sale of shares of the relevant Fund. The Company currently discloses the Funds' portfolio holdings information to Bloomberg LP, Morningstar, McGraw-Hill Companies Standard & Poor's, and Thompson Financial Services on a monthly basis, 45 days after the date of the information; and to Lipper Inc. on a monthly basis, the next business day after the date of the information. An officer of the Adviser (designated by the Adviser) must authorize the selective disclosure of a Fund's portfolio holdings to each rating agency.

         Any violations of the policy set forth above as well as any corrective action undertaken to address such violations must be reported by the Adviser, director, officer or third party service provider to the Company's Chief Compliance Officer, who will determine whether the violation should be reported immediately to the Board of Directors of the Company or at their next quarterly board meeting.


                            MANAGEMENT OF THE COMPANY

         The business and affairs of the Company are managed under the direction of the Company's Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      NUMBER OF
                                                                                                     PORTFOLIOS
                                                                                                       IN FUND          OTHER
                           POSITION(S)  TERM OF OFFICE                                                 COMPLEX      DIRECTORSHIPS
  NAME, ADDRESS, AND        HELD WITH    AND LENGTH OF           PRINCIPAL OCCUPATION(S)              OVERSEEN BY      HELD BY
    DATE OF BIRTH             FUND       TIME SERVED 1             DURING PAST 5 YEARS                 DIRECTOR *      DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                     DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Julian A. Brodsky            Director   1988 to present   Since 1969, Director and Vice Chairman,          13          Director,
Comcast Corporation                                       Comcast Corporation (cable television and                     Comcast
1500 Market Street,                                       communications); Director, NDS Group PLC                    Corporation
35th Floor                                                (provider of systems and applications for
Philadelphia, PA 19102                                    digital pay TV).
DOB:  7/16/33
------------------------------------------------------------------------------------------------------------------------------------
Francis J. McKay             Director   1988 to present   Since 2000, Vice President, Fox Chase            13            None
Fox Chase Cancer Center                                   Cancer Center (biomedical research and
333 Cottman Avenue                                        medical care); prior to 2000, Executive
Philadelphia, PA 19111                                    Vice President, Fox Chase Cancer Center.
DOB:  12/06/35
------------------------------------------------------------------------------------------------------------------------------------
Arnold M. Reichman           Director   1991 to present   Since December 2000, Director, Gabelli           13            None
106 Pierrepont Street                                     Partners, L.P. (an investment
Brooklyn, NY  11201                                       partnership); Chief Operating Officer and
DOB:  5/21/48                                             member of the Board of Directors of
                                                          Outercurve Technologies (wireless enabling
                                                          services) until April 2001; Chief
                                                          Operating Officer and member of the
                                                          Executive Operating Committee of Warburg
                                                          Pincus Asset Management, Inc.; Executive
                                                          Officer and Director of Credit Suisse
                                                          Asset Management Securities, Inc.
                                                          (formerly Counsellors Securities, Inc.)
                                                          and Director/Trustee of various investment
                                                          companies advised by Warburg Pincus Asset
                                                          Management, Inc. until September 15, 1999;
                                                          Prior to 1997, Managing Director of
                                                          Warburg Pincus Asset Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Marvin E. Sternberg          Director   1991 to present   Since 1974, Chairman, Director and               13           Director,
Moyco Technologies, Inc.                                  President, Moyco Technologies, Inc.                             Moyco
200 Commerce Drive                                        (manufacturer of precision coated and                       Technologies,
Montgomeryville, PA  18936                                industrial abrasives). Since 1999,                               Inc.
DOB: 3/24/34                                              Director, Pennsylvania Business Bank.
------------------------------------------------------------------------------------------------------------------------------------

                                                                              33

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      NUMBER OF
                                                                                                     PORTFOLIOS
                                                                                                       IN FUND          OTHER
                           POSITION(S)  TERM OF OFFICE                                                 COMPLEX      DIRECTORSHIPS
  NAME, ADDRESS, AND        HELD WITH    AND LENGTH OF           PRINCIPAL OCCUPATION(S)              OVERSEEN BY      HELD BY
    DATE OF BIRTH             FUND       TIME SERVED 1             DURING PAST 5 YEARS                 DIRECTOR *      DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                      INTERESTED DIRECTORS 2
------------------------------------------------------------------------------------------------------------------------------------
Robert Sablowsky             Director   1991 to present   Since July 2002, Senior Vice President and       13            None
Oppenheimer & Company, Inc.                               prior thereto, Executive Vice President of
200 Park Avenue                                           Oppenheimer & Co., Inc., formerly
New York, NY 10166                                        Fahnestock & Co., Inc. (a registered
DOB: 4/16/38                                              broker-dealer).
------------------------------------------------------------------------------------------------------------------------------------
J. Richard Carnall           Director   2002 to present   Director of PFPC Inc. from January 1987 to       13            None
400 Bellevue Parkway                                      April 2002, Chairman and Chief Executive
Wilmington, DE 19809                                      Officer of PFPC Inc. until April 2002,
DOB: 9/25/38                                              Executive Vice President of PNC Bank,
                                                          National Association from October 1981 to
                                                          April 2002, Director of PFPC International Ltd.
                                                          (financial services) from August 1993 to April
                                                          2002, Director of PFPC International (Cayman)
                                                          Ltd. (financial services) from September 1996
                                                          to April 2002; Governor of the Investment
                                                          Company Institute (investment company industry
                                                          trade organization) from July 1996 to January
                                                          2002; Director of PNC Asset Management, Inc.
                                                          (investment advisory) from September 1994 to
                                                          March 1998; Director of PNC National Bank from
                                                          October 1995 to November 1997; Director of
                                                          Haydon Bolts, Inc. (bolt manufacturer) and
                                                          Parkway Real Estate Company (subsidiary of
                                                          Haydon Bolts, Inc.) since 1984.
------------------------------------------------------------------------------------------------------------------------------------

                                                                              34

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      NUMBER OF
                                                                                                     PORTFOLIOS
                                                                                                       IN FUND          OTHER
                           POSITION(S)  TERM OF OFFICE                                                 COMPLEX      DIRECTORSHIPS
  NAME, ADDRESS, AND        HELD WITH    AND LENGTH OF           PRINCIPAL OCCUPATION(S)              OVERSEEN BY      HELD BY
    DATE OF BIRTH             FUND       TIME SERVED 1             DURING PAST 5 YEARS                 DIRECTOR *      DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                 OFFICER(S) WHO ARE NOT DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Edward J. Roach              President  1991 to present   Certified Public Accountant; Vice Chairman       N/A        N/A
400 Bellevue Parkway            and           and         of the Board, Fox Chase Cancer Center;
4th Floor                    Treasurer  1988 to present   Trustee Emeritus, Pennsylvania School for
Wilmington, DE  19809                                     the Deaf; Trustee Emeritus, Immaculata
DOB: 6/29/24                                              University; President or Vice President and
                                                          Treasurer of various investment companies
                                                          advised by subsidiaries of PNC Bank Corp.
                                                          from 1981 to 1997; Managing General Partner,
                                                          President since 2002, Treasurer since 1981
                                                          and Chief Compliance Officer since September
                                                          2004 of Chestnut Street Exchange Fund; Director
                                                          of the Bradford Funds, Inc. from 1996 to 2000.
------------------------------------------------------------------------------------------------------------------------------------
Tina M. Payne                Secretary  2005 to present   Since 2003, Vice President and Associate         N/A        N/A
301 Bellevue Parkway                                      Counsel, PFPC Inc. (financial services
2nd Floor                                                 company); Associate, Stradley, Ronon,
Wilmington, DE  19809                                     Stevens & Young, LLC (law firm) from 2001
DOB: 5/19/74                                              to 2003.
------------------------------------------------------------------------------------------------------------------------------------
Salvatore Faia, Esquire, CPA   Chief    2004 to present   Senior Legal Counsel, PFPC Inc. from 2002        N/A        N/A
Vigilant Compliance          Compliance                   to 2004; Chief Legal Counsel, Corviant
186 Dundee Drive, Suite 700   Officer                     Corporation (Investment Adviser,
Williamstown, NJ  08094                                   Broker-Dealer and Service Provider to
DOB: 12/25/62                                             Investment Advisers and Separate Accountant
                                                          Providers) from 2001 to 2002; Partner, Pepper
                                                          Hamilton LLP (law firm) from 1997 to 2001.
------------------------------------------------------------------------------------------------------------------------------------

* Each director oversees thirteen portfolios of the Company that are currently offered for sale. The Company is authorized to offer five additional portfolios that have not commenced operations as of the date of this SAI.

1. Each Director serves for an indefinite period of time until his successor is elected and qualified or until his death, resignation or removal. Each officer holds office at the pleasure of the Board of Directors until the next annual meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.

2. Messrs. Carnall and Sablowsky are considered "interested persons" of the Company as that term is defined in the 1940 Act. Mr. Carnall is an "interested Director" of the Company because he owns shares of The PNC Financial Services Group, Inc. The investment adviser to the Company's Money Market Portfolio, BlackRock Institutional Management Corporation and the Company's principal underwriter, PFPC Distributors, Inc. are indirect subsidiaries of The PNC Financial Services Group, Inc. Mr. Sablowsky is considered an "interested Director" of the Company by virtue of his position as an officer of a registered broker-dealer.

THE BOARD AND STANDING COMMITTEES

         BOARD. The Board of Directors is comprised of six individuals, two of whom are considered "interested" Directors as defined by the 1940 Act and the remaining Directors are referred to as "Disinterested" or "Independent"
Directors. The Board meets at least quarterly to review the investment performance of each portfolio in the mutual fund family and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. Currently, the Board of Directors has an Audit Committee, an Executive Committee and a Nominating Committee. The responsibilities of each committee and its members are described below.


         AUDIT COMMITTEE. The Board has an Audit Committee comprised only of Independent Directors, including Messrs. McKay, Sternberg and Brodsky. The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as the independent registered public accounting firm(s). The Audit Committee convened five times during the fiscal year ended August 31, 2004.


         EXECUTIVE COMMITTEE. The Board has an Executive Committee comprised only of Independent Directors, including Messrs. Reichman and McKay. The
Executive Committee may generally carry on and manage the business of the Company when the Board of Directors is not in session. The Executive Committee did not convene during the fiscal year ended August 31, 2004.

         NOMINATING COMMITTEE. The Board has a Nominating Committee comprised only of Independent Directors, including Messrs. McKay and Brodsky. The
Nominating Committee recommends to the Board of Directors all persons to be nominated as Directors of the Company. The Nominating Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Company's Secretary. The Nominating Committee did not convene during the fiscal year ended August 31, 2004.

DIRECTOR OWNERSHIP OF SHARES OF THE COMPANY

         The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Fund and in all of the portfolios (which for each Director comprise all registered investment companies within the Company's family of investment companies overseen by him), as of December 31, 2004.

                                                                                   AGGREGATE DOLLAR RANGE OF
                                                                              EQUITY SECURITIES IN ALL REGISTERED
                                                                               INVESTMENT COMPANIES OVERSEEN BY
                                            DOLLAR RANGE OF                      DIRECTOR WITHIN THE FAMILY OF
    NAME OF DIRECTOR                 EQUITY SECURITIES IN THE FUND                   INVESTMENT COMPANIES
------------------------------------------------------------------------------------------------------------------------
                                           DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------
Julian A. Brodsky                                 None                                       None

Francis J. McKay                                  None                                   Over $100,000


Arnold M. Reichman                                None                                   Over $100,000


Marvin E. Sternberg                               None                                       None

------------------------------------------------------------------------------------------------------------------------
                                            INTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------
J. Richard Carnall                                None                                       None

Robert Sablowsky                                  None                                   Over $100,000

DIRECTORS' COMPENSATION

         During the past fiscal year ended August 31, 2004, the Company paid each Director at the rate of $15,000 annually and $1,250 per meeting of the Board of Directors or any committee thereof that was not held in conjunction with such meeting. In addition, the Chairman of the Board received an additional fee of $6,000 for his services in this capacity for the fiscal year ended August 31, 2004. Effective September 1, 2004, each Director will receive $16,500 annually and $1,375 per meeting of the Board of Directors or any committee thereof that is not held in conjunction with such meeting. In addition, the Chairman of the Board will receive an additional fee of $6,600 per year for his services in this capacity. Directors continue to be reimbursed for any out-of-pocket expenses incurred in attending meetings of the Board of Directors or any committee thereof. For the fiscal year ended August 31, 2004, each of the following members of the Board of Directors received compensation from the Company in the following amounts:

                                                             PENSION OR                          TOTAL COMPENSATION
                                        AGGREGATE       RETIREMENT BENEFITS   ESTIMATED ANNUAL   FROM FUND AND FUND
                                    COMPENSATION FROM    ACCRUED AS PART OF     BENEFITS UPON     COMPLEX PAID TO
NAME OF DIRECTOR                       REGISTRANT          FUND EXPENSES         RETIREMENT          DIRECTORS
---------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS:

Julian A. Brodsky, Director              $23,750                N/A                  N/A              $23,750

Francis J. McKay, Director               $25,000                N/A                  N/A              $25,000

Arnold M. Reichman, Director             $23,750                N/A                  N/A              $23,750

Marvin E. Sternberg, Director            $25,000                N/A                  N/A              $25,000

---------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS:

J. Richard Carnall, Director
and Chairman                             $29,750                N/A                  N/A              $29,750

Robert Sablowsky, Director               $23,750                N/A                  N/A              $23,750

         As of December 31, 2004, the Independent Directors or their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Company's investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

         On October 24, 1990, the Company adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees (currently Edward J. Roach), pursuant to which the Company will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee. By virtue of the services performed by the Company's investment advisers, custodians, administrators and distributor, the Company itself requires only one part-time employee. No officer, director or employee of the Adviser or the distributor currently receives any compensation from the Company.

                                 CODE OF ETHICS

         The Company, the Adviser and PFPC Distributors, Inc. ("PFPC Distributors") have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Company.

                              PROXY VOTING POLICIES

         The Board of Directors has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by each Fund to the Funds' Adviser, subject to the Board's continuing oversight. In exercising its voting obligations, the Adviser is guided by its general fiduciary duty to act prudently and solely in the interest of the Funds. The Adviser will consider factors affecting the value of the Funds' investment and the rights of shareholders in its determination on voting portfolio securities.


         The Adviser has adopted proxy voting policies and procedures with respect to voting proxies relating to portfolio securities held by the Funds. The Adviser employs a third party service provider to assist in the voting of proxies. These policies and procedures have been provided to the service provider, who analyzes the proxies and makes recommendations, based on the Adviser's policy, as to how to vote such proxies. A copy of the Adviser's Proxy Voting Policies is included with this SAI. Please see Appendix C to this SAI for further information.

         Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available, without charge, upon request, by calling 1-800-223-3332 and by visiting the SEC website at HTTP://WWW.SEC.GOV.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


         As of February 10, 2005, to the Company's knowledge, the following named persons at the addresses shown below were owners of record of approximately 5% or more of the total outstanding shares of the classes of the Company indicated below. See "Additional Information Concerning Company Shares" below. The Company does not know whether such persons also beneficially own such shares. Any shareholder that owns 25% or more of the outstanding shares of a portfolio or class may be presumed to "control" (as that term is defined in the 1940 Act) the portfolio or class. Shareholders controlling a portfolio or class could have the ability to vote a majority of the shares of the portfolio or class on any matter requiring approval of the shareholders of the portfolio or class.


-------------------------------------------------------------------------------------------------------
      FUND NAME                                                                 PERCENTAGE OF SHARES
       (CLASS)                        SHAREHOLDER NAME AND ADDRESS                    OWNED
------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND              Charles Schwab & Co. Inc.                          10.47%
                                   Reinvest Account
                                   Attn. Mutual Funds Dept.
                                   101 Montgomery Street
                                   San Francisco, CA 94101


------------------------------------------------------------------------------------------------------
TUDOR FUND                         Charles Schwab & Co. Inc.                           6.16%
                                   Reinvest Account
                                   Attn. Mutual Funds Dept.
                                   101 Montgomery Street
                                   San Francisco, CA 94101

------------------------------------------------------------------------------------------------------
CORE BOND FUND                     Parbanc Co.                                        25.64%
                                   514 Market Street
                                   Parkersburg, WV 26101-5144


------------------------------------------------------------------------------------------------------


                                                                              38


-------------------------------------------------------------------------------------------------------
      FUND NAME                                                                 PERCENTAGE OF SHARES
       (CLASS)                        SHAREHOLDER NAME AND ADDRESS                    OWNED
------------------------------------------------------------------------------------------------------
                                   SEI Private Trust Co.                              12.17%
                                   c/o M&T Bank ID 337
                                   1 Freedom Valley Drive
                                   Oaks, PA 19456

------------------------------------------------------------------------------------------------------
                                   Hotel Employees & Restaurant                        6.63%
                                   Employees Union LCL #54 Pension Plan
                                   Taft-Hartley Trust - Pension Plan
                                   Attn. Bill Kirkwood
                                   203-205 N. Sovereign Avenue
                                   Atlantic City, NJ 08401

------------------------------------------------------------------------------------------------------
                                   Charles Schwab & Co. Inc.                           6.25%
                                   Reinvest Account
                                   Attn. Mutual Funds Dept.
                                   101 Montgomery Street
                                   San Francisco, CA 94101

------------------------------------------------------------------------------------------------------
                                   Louis Berkowitz Family Foundation                   5.46%
                                   1 Huntington Quadrangle Ste 2512
                                   Melville, NY 11747


------------------------------------------------------------------------------------------------------


         As of February 10, 2005, Directors and officers as a group owned less than 1% of the shares of each class of each Fund of the Company.


          INVESTMENT ADVISORY, DISTRIBUTION AND SERVICING ARRANGEMENTS

INVESTMENT ADVISER

         Robeco USA, L.L.C., through its division Weiss, Peck & Greer Investments, 909 Third Avenue, 31st Floor, New York, New York 10022, serves as investment adviser to each Fund. Robeco USA is an indirect, wholly-owned subsidiary of Robeco Group N.V., a Dutch public limited liability company ("Robeco").


         As a result of a reorganization on March 1, 2003, certain of Robeco's investment management subsidiaries, including Weiss, Peck & Greer, L.L.C., were reorganized as subsidiaries of a newly formed company named Robeco Investment Management. Weiss, Peck & Greer, L.L.C. was renamed Robeco USA. The investment advisory services are conducted under the name Weiss, Peck & Greer Investments. Certain corporate infrastructure and support functions have moved to Robeco USA. The reorganization did not change the investment process and management teams for the WPG products, nor did it change the ultimate ownership of WPG by Robeco.


         Robeco is the holding company for 100% of the shares of Robeco International B.V. and Robeco Nederland B.V. ("Robeco Nederland") (collectively referred to as the "Robeco Group"). Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., Rabobank Nederland owns 100% of the shares of Robeco. The Robeco Group is a fund management group. Robeco Nederland advises and manages investment funds, some of whose shares are traded primarily on the Amsterdam Stock Exchange, which funds include (1) Robeco N.V., (2) Rolinco N.V.,
(3) Rorento N.V., (4) RG Rente Mixfund N.V., (5) RG Obligatie Mixfund N.V., (6) RG Aandelen Mixfund N.V., (7) RG Florente Fund N.V., (8) RG Divirente

Fund N.V., (9) RG America Fund N.V., (10) RG Europe Fund N.V., (11) RG Pacific Fund N.V., (12) Nettorente Fund N.V., (13) RG Hollands Bezit N.V., (14) RG Emerging Markets Fund N.V., (15) RG Tactimix Funds, and (16) RG Zelfselect Landen Fund N.V. Robeco Nederland also advises and manages a number of institutional funds. The Robeco Group operates primarily outside of the United States, although it currently holds significant ownership interests in five U.S. investment advisers, in addition to being the parent company of WPG.

         The Robeco Group,  through its subsidiaries,  has  approximately  1,600 employees worldwide. Of the approximately $154 billion in assets under management at December 31, 2004, approximately $52 billion was managed in the U.S., primarily for institutions and high net worth individuals. Robeco USA consists of 48 Managing Directors, one of whom is a member of the NYSE, and certain directors. Robeco USA has approximately 290 full-time employees in addition to its Managing Directors.

ADVISORY AGREEMENTS

         WPG has investment discretion for the Funds and will make all decisions affecting the assets of the Funds under the supervision of the Company's Board of Directors and in accordance with each Fund's stated policies. WPG will select investments for the Funds. For its services to the Funds, WPG is entitled to receive a monthly advisory fee under the Advisory Agreements computed at the following annual rates:

FUND                     ANNUAL FEE RATE
----                     ---------------

Core Bond Fund           [ ]  0.45% of net assets

Large Cap Growth Fund    [ ]  0.75% of net assets

Tudor Fund               [ ]  0.90% of net assets up to $300 million
                         [ ]  0.80% of net assets $300 million to $500 million
                         [ ]  0.75% of net assets in excess of $500 million

         Until April 30, 2006, WPG has agreed to waive its fees to the extent necessary to maintain an annualized expense ratio of: 1) 0.53% for the Investor Class of the Core Bond Fund and 2) 0.43%, 1.40% and 1.70% for the Institutional Class of the Core Bond Fund, the Large Cap Growth Fund, and the Tudor Fund, respectively. There can be no assurance that WPG will continue such waivers after April 30, 2006.

         WPG also served as investment advisor to the Predecessor Funds. For services provided by WPG to the Predecessor Funds under investment advisory agreements in effect for the fiscal years ended December 31, 2004, 2003, and 2002, the following advisory fees were paid:

                                            ADVISORY FEES PAID
                                            (AFTER WAIVERS AND
FUND                                          REIMBURSEMENTS)              WAIVERS           REIMBURSEMENTS
----                                          --------------               -------           --------------
FISCAL YEAR ENDED DECEMBER 31, 2004


WPG Core Bond Fund                                $261,393                $441,413                  $0
WPG Large Cap Growth Fund                         $292,685                 $42,989                  $0
WPG Tudor Fund                                    $531,807                      $0                  $0



                                                                              40

                                            ADVISORY FEES PAID
                                            (AFTER WAIVERS AND
FUND                                          REIMBURSEMENTS)              WAIVERS           REIMBURSEMENTS
----                                          --------------               -------           --------------
FISCAL YEAR ENDED DECEMBER 31, 2003


WPG Core Bond Fund                                $239,421                $345,513                  $0
WPG Large Cap Growth Fund                         $352,230                      $0                  $0
WPG Tudor Fund                                    $465,753                      $0                  $0


FISCAL YEAR ENDED DECEMBER 31, 2002


WPG Core Bond Fund                                $290,066                $358,653                  $0
WPG Large Cap Growth Fund                         $449,999                      $0                  $0
WPG Tudor Fund                                    $499,644                      $0                  $0

         Until April 30, 2006, the Adviser has agreed to waive its fees and reimburse expenses to the extent necessary to limit annual operating expenses of the Institutional Class of the Core Bond Fund, Large Cap Growth Fund, and Tudor Fund to 0.43%, 1.40% and 1.70%, respectively, and of the Investor Class of the Core Bond Fund to 0.53%.


         Each class of each Fund bears its own expenses not specifically assumed by WPG. General expenses of the Company not readily identifiable as belonging to a portfolio of the Company are allocated among all investment portfolios by or under the direction of the Company's Board of Directors in such manner as it deems to be fair and equitable. Expenses borne by a portfolio include, but are not limited to, the following (or a portfolio's share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by a portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of a portfolio by WPG; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or a portfolio for violation of any law; (d) any extraordinary expenses; (e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (f) the cost of investment company literature and other publications provided by the Company to its Directors and officers; (g) organizational costs; (h) fees to the investment advisers and PFPC Inc. ("PFPC"); (i) fees and expenses of officers and Directors who are not affiliated with a portfolio's investment adviser or PFPC Distributors; (j) taxes; (k) interest; (l) legal fees; (m) custodian fees;
(n) auditing fees; (o) brokerage fees and commissions; (p) certain of the fees and expenses of registering and qualifying the portfolios and their shares for distribution under federal and state securities laws; (q) expenses of preparing Prospectuses and statements of additional information and distributing annually to existing shareholders that are not attributable to a particular class of shares of the Company; (r) the expense of reports to shareholders, shareholders' meetings and proxy solicitations that are not attributable to a particular class of shares of the Company; (s) fidelity bond and directors' and officers' liability insurance premiums; (t) the expense of using independent pricing services; and (u) other expenses which are not expressly assumed by a portfolio's investment adviser under its advisory agreement with the portfolio. Each class of the Funds pays its own distribution fees, if applicable, and may pay a different share than other classes of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by such class or if it receives different services.

         Under the Advisory Agreements, WPG will not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds or the Company in connection with the performance of the Advisory Agreements, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of WPG in the performance of its respective duties or from reckless disregard of its duties and obligations thereunder.

         The Advisory Agreements were most recently approved on February 24, 2005 for a one year term by a vote of the Company's Board of Directors, including a majority of those Directors who are not parties to the Advisory Agreements or "interested persons" (as defined in the 1940 Act) of such parties. The Advisory Agreements are terminable by vote of the Company's Board of Directors or by the holders of a majority of the outstanding voting securities of each of the Funds, at any time without penalty, on 60 days' written notice to WPG. The Advisory Agreements may also be terminated by WPG on 60 days' written notice to the Company. The Advisory Agreements terminate automatically in the event of assignment thereof.


         In approving the Advisory Agreements with WPG, the Directors (including all of the Independent Directors) primarily considered whether approving the Advisory Agreements would be in the best interest of each of the Funds and their respective shareholders, an evaluation largely based on the nature and quality of services provided under the Advisory Agreements and the overall fairness of the agreements to the Funds. The Board of Directors considered specifically, among other matters: (1) the nature, quality and scope of the advisory services, management and personnel provided to the Funds by the Adviser; (2) the amount of fees and other compensation paid by the Funds to the Adviser as well as fees paid by comparable funds; (3) any compensation received by the Adviser or its affiliates with respect to the Funds; (4) the operating expenses of the Funds, which are in large part under the control of the Adviser, and (5) the policies and practices of the Adviser with respect to portfolio transactions for the Funds. The Board of Directors gave approximately equal weight to the foregoing considerations.


         After discussion, the Board of Directors concluded that WPG had the capabilities, resources and personnel necessary to manage the Funds. The Board of Directors also concluded that based on the services WPG currently provides to the Funds under the Advisory Agreements and the expenses incurred by WPG in the performance of such services, the compensation to be paid to WPG is fair and equitable. Based upon such information as it considered necessary to the exercise of its reasonable business judgment, the Board of Directors concluded unanimously that it was in the best interests of the Company to approve the Advisory Agreements for a one-year period.

PORTFOLIO MANGERS


         DESCRIPTION  OF  COMPENSATION.   Portfolio  managers'  compensation  is
typically comprised of a base salary and a discretionary bonus based on four criteria:

         o INDIVIDUAL CONTRIBUTION: a subjective evaluation of the professional's individual contribution to team investment results as well as the individual's success at meeting goals and objectives established at the beginning of each year;

         o PRODUCT INVESTMENT PERFORMANCE: the performance of the investment product(s) with which the individual is involved versus the pre-designed index, based on the excess return and the level of risk, or tracking error, of the product;

         o INVESTMENT GROUP FINANCIAL PERFORMANCE: the financial results of the Portfolio Manager's investment group; and

         o FIRM-WIDE FINANCIAL PERFORMANCE: the overall financial performance of Robeco USA, L.L.C.

         Notwithstanding the foregoing, a portfolio management team member's compensation may be based on a fixed percentage of certain financial measures relating to the product area where the fund is managed.

         Compensation for portfolio managers who are also members of Robeco USA's senior management team is derived from a base salary and a discretionary bonus. The bonus is largely tied to firm financial performance against established goals and aligned with the primary focus on investment performance results vs. benchmarks.

         OTHER ACCOUNTS. The table below discloses accounts other than the Funds for which the portfolio managers are jointly and primarily responsible for the day-to-day portfolio management, for the Predecessor Funds' most recently completed fiscal year ended December 31, 2004.


                                                                                                  # of Accounts       Total Assets
                                                                         Total                     Managed that      that Advisory
                                                                         # of           Total      Advisory Fee       Fee Based on
Name of Portfolio Manager or                                            Accounts        Assets        Based on        Performance
       Team Member                       Type of Accounts               Managed        (000's)       Performance         (000's)
       -----------                       ----------------               -------        -------      -----------       ------------
CORE BOND FUND
1. Daniel S. Vandivort           Registered Investment Companies:         None           None           None              None
                                 Other Pooled Investment Vehicles:        None           None           None              None
                                 Other Accounts:                          None           None           None              None

2. Sid Baskt                     Registered Investment Companies:         None           None           None              None
                                 Other Pooled Investment Vehicles:          1            $109           None              None
                                 Other Accounts:                           42           $3,638           6                $985



LARGE CAP GROWTH FUND
1. E.K. Easton Ragsdale          Registered Investment Companies:         None           None           None              None
                                 Other Pooled Investment Vehicles:          2            $834           None              None
                                 Other Accounts:                           29            $984           None              None

2. Peter Albanese                Registered Investment Companies:         None           None           None              None
                                 Other Pooled Investment Vehicles:        None           None           None              None
                                 Other Accounts:                           18            $155           None              None

TUDOR FUND
1. Richard A. Shuster and        Registered Investment Companies:         None           None           None              None
   Gregory N. Weiss
                                 Other Pooled Investment Vehicles:          3            $158            3                $158
                                 Other Accounts:                            7             $37           None              None

         The managers of the WPG Tudor Fund, Messers. Shuster and Weiss, also manage a hedge fund with a very similar investment strategy. The higher fee on the hedge fund could produce an incentive to allocate certain investments more heavily into the hedge fund. In order to address this issue, the Adviser has developed procedures to monitor the trading activity in the two accounts.

         SECURITIES OWNERSHIP. The following table sets forth the dollar range of equity securities beneficially owned by each portfolio manager in the Fund as of December 31, 2004.


                                           DOLLAR ($) VALUE OF FUND SHARES
         PORTFOLIO MANAGER                    BENEFICIALLY OWNED BY YOU
         -----------------                    -------------------------

CORE BOND FUND
Daniel S. Vandivort                                  $1 - 10,000
Sid Baskt                                            $1 - 10,000

                                           DOLLAR ($) VALUE OF FUND SHARES
         PORTFOLIO MANAGER                    BENEFICIALLY OWNED BY YOU
         -----------------                    -------------------------

LARGE CAP GROWTH FUND
E.K. Easton Ragsdale                               $10,001 - 50,000
Peter Albanese                                       $1 - 10,000

TUDOR FUND
Richard A. Shuster                                       None
Gregory N. Weiss                                   $10,001 - 50,000


CUSTODIAN AGREEMENT

         The Custodian for the Funds is Mellon Bank N.A. (formerly Boston Safe Deposit and Trust Company) (the "Custodian" or "Mellon"), located at 135 Santilli Highway, Everett, Massachusetts 02149. In its capacity as Custodian, Mellon Bank N.A. holds the assets of the Funds. Pursuant to a Custodian Agreement between Mellon and the Company (the "Custodian Agreement") Mellon (a) maintains a separate account or accounts in the name of each Fund, (b) holds and transfers portfolio securities on account of each Fund, (c) accepts receipts and makes disbursements of money on behalf of each Fund, (d) collects and receives all income and other payments and distributions on account of each Fund's securities and (e) makes periodic reports to the Company's Board of Directors concerning each Fund's operations. Mellon is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Funds, provided that Mellon remains responsible for the performance of all its duties under the Custodian Agreement and holds the Company harmless from the acts and omissions of any sub-custodian. The Custodian may also appoint sub-custodians from time to time to hold certain securities purchased by a fund in foreign countries and to hold cash and currencies for the funds. For its services to the Funds under the Custodian Agreement, Mellon receives a fee at the annual rate of 1.0% of each Fund's average daily net assets.

TRANSFER AGENCY AGREEMENT


      PFPC Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809, an affiliate of PFPC Distributors, serves as the transfer and dividend disbursing agent for the Funds pursuant to a transfer agency agreement dated November 5, 1991, as supplemented (the "Transfer Agency Agreement"), under which PFPC: (a) issues and redeems shares of each Fund; (b) addresses and mails all communications by the Funds to record owners of the shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders; (c) maintains shareholder accounts and, if requested, sub-accounts; and (d) makes periodic reports to the Company's Board of Directors concerning the operations of the Funds. PFPC may, on 30 days' notice to the Company, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services to the Funds under the Transfer Agency Agreement, PFPC receives a fee at the annual rate of $10 per account in the Fund, with a minimum monthly fee of $3,000 per class payable monthly on a pro rata basis, exclusive of out-of-pocket expenses, and also receives reimbursement of its out-of-pocket expenses.

      PFPC also provides services relating to the implementation of the Company's Anti-Money Laundering Program. The Company will pay an annual fee, ranging from $3,000 - $50,000, based on the number of open accounts in each portfolio. In addition, PFPC provides services relating to the implementation of the Funds' Customer Identification Program, including verification of required customer information and the maintenance of records with respect to such verification. The Funds will pay PFPC $2.25 per customer verification and $.02 per month per record result maintained.

ADMINISTRATION AND ACCOUNTING SERVICES AGREEMENT


         PFPC Inc. serves as the Portfolio's administrator and fund accounting agent pursuant to an Administration and Accounting Services Agreement (the "Administration Agreement"). PFPC has agreed to furnish to the Funds statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Funds. In addition, PFPC has agreed to, prepare and file various reports with appropriate regulatory agencies. The Administration Agreement provides that PFPC shall be obligated to exercise care and diligence in the performance of its duties, to act in good faith and to use its best efforts, within reasonable limits, in performing services thereunder. PFPC shall be responsible for failure to perform its duties under the Administration Agreement arising out of its willful misfeasance, bad faith, gross negligence or reckless disregard. The fees paid to PFPC for its services pursuant to the Administration and Accounting Services Agreement are:

         o 0.1125% of each Fund's first $200 million of average daily net assets; and
         o 0.0950% of each Fund's average daily net assets in excess of $200 million.


         For the fiscal years ended December 31, 2004, 2003 and 2002, the Predecessor Funds paid PFPC accounting fees and related out-of-pocket expenses as follows. For the period November 1, 2004 through December 31, 2004, PFPC also provided administrative services.

                                ACCOUNTING AND
            FUND NAME         ADMINISTRATIVE FEES     WAIVERS     REIMBURSEMENTS

FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004

WPG Core Bond Fund                 $117,849           N/A             N/A
WPG Large Cap Growth Fund           $43,315           N/A             N/A
WPG Tudor Fund                      $48,919           N/A             N/A

FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003

WPG Core Bond Fund                  $66,971           N/A             N/A
WPG Large Cap Growth Fund           $21,882           N/A             N/A
WPG Tudor Fund                      $27,475           N/A             N/A

FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002

WPG Core Bond Fund                  $53,044           N/A             N/A
WPG Large Cap Growth Fund           $27,001           N/A             N/A
WPG Tudor Fund                      $26,175           N/A             N/A


         On June 1, 2003, the Company entered into a regulatory administration services agreement with PFPC. Under this agreement, PFPC has agreed to provide regulatory administration services to the Company. These services include the preparation and coordination of the Company's annual post-effective amendment filing and supplements to the Funds' registration statement, the preparation and assembly of board meeting materials, and certain other services necessary to the Company's regulatory administration. PFPC receives an annual fee based on the average daily net assets of the portfolios of the Company. The fees payable under this agreement are based on the Company's average daily net assets and are pro rated among the portfolios of the Company.

         WPG served as the administrator for the Predecessor Funds for the fiscal years ended December 31, 2004, 2003 and 2002. During the fiscal years ended December 31, 2004, 2003 and 2002, the Predecessor Funds paid the following administration fees.

                                ADMINISTRATION
            FUND NAME                FEES           WAIVERS      REIMBURSEMENTS

FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004

WPG Core Bond Fund                       $0           N/A             N/A
WPG Large Cap Growth Fund           $52,525           N/A             N/A
WPG Tudor Fund                      $61,649           N/A             N/A

FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003

WPG Core Bond Fund                       $0           N/A             N/A
WPG Large Cap Growth Fund           $69,486           N/A             N/A
WPG Tudor Fund                      $76,124           N/A             N/A

FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002

WPG Core Bond Fund                       $0           N/A             N/A
WPG Large Cap Growth Fund           $64,847           N/A             N/A
WPG Tudor Fund                      $69,186           N/A             N/A


DISTRIBUTION ARRANGEMENTS

         DISTRIBUTION AND SHAREHOLDER SERVICING. PFPC Distributors, Inc. ("PFPC Distributors") whose principal business address is 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the distributor of the Funds pursuant to the terms of a Distribution Agreement dated January 2, 2001 (the "Distribution Agreement") entered into by PFPC Distributors and the Company. Pursuant to the Distribution Agreement, PFPC Distributors will use appropriate effort to solicit orders for the sale of Fund shares. The offering of each Fund's shares is continuous. No compensation is payable by the Company to PFPC Distributors for distribution services with respect to the Fund.

         PFPC Distributors provides certain administrative services to the Funds that are not provided by PFPC. These services include furnishing corporate secretarial, data processing and clerical services, acting as liaison between the Funds and various service providers and coordinating the preparation of proxy statements and annual, semi-annual and quarterly reports.


         SHAREHOLDER SERVICES AND DISTRIBUTION PLAN. On February 24, 2005, the Board of Directors of the Company, including a majority of those Directors who are not "interested persons" (as defined in the 1940 Act), approved a Shareholder Services and Distribution Plan and related agreements (the "Plan") for the Investor Class of the Core Bond Fund pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Investor Class Shares of the Core Bond Fund pay PFPC Distributors for payments made to securities dealers, financial institutions and other industry professionals that are shareholders or dealers of record or which have a shareholder servicing relationship with the beneficial owners of Shares ("Shareholder Organizations") and for advertising, marketing and distributing the Fund's Shares. Service payments to PFPC Distributors under the Plan are to compensate it for payments made to Service Organizations and distribution payments are to compensate it for distribution assistance and expenses assumed and activities intended to result in the sale of shares of the Investor Class of the Core

Bond Fund. As compensation for its services, PFPC Distributors receives, pursuant to the terms of the Plan, a combined service and distribution fee under the Plan, to be calculated daily and paid monthly by the Investor Class of the Fund, at the annual rate set forth in the Fund's Investor Class Prospectus.


         Services performed by Shareholder Organizations may include: (i) aggregating and processing purchase and redemption requests for shares from shareholders and placing net purchase and redemption orders with the transfer agent; (ii) providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorizing instructions;
(iii) processing dividend payments from the Fund on behalf of shareholders; (iv) providing information periodically to shareholders showing their positions in the Fund's shares; (v) arranging for bank wires; (vi) responding to shareholder inquiries relating to the Shareholder Organization's services; (vii) providing subaccounting with respect to the Fund's shares beneficially owned by shareholders or the information to the Fund necessary for subaccounting; (viii) forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; (ix) responding to shareholder inquires relating to dividends and distributions; (x) responding to shareholder inquires relating to shareholder account statements; (xi) responding to shareholder inquires relating to communications from the Fund to shareholders;
(xii) providing shareholders with information relating to developments affecting their shares; and (xiii) providing such other similar services as the Fund may reasonably request to the extent a Shareholder Organization is permitted to do so under applicable statutes, rules or regulations.

         Among other things, the Plan provide that: (1) PFPC Distributors shall be required to submit quarterly reports to the Directors of the Company regarding all amounts expended under the Plan and the purposes for which such expenditures were made, including commissions, advertising, printing, interest, carrying charges and any allocated overhead expenses; (2) the Plan will continue in effect only so long as they are approved at least annually, and any material amendment thereto is approved, by the Company's Directors, including a majority of those Directors who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan, acting in person at a meeting called for said purpose; (3) the aggregate amount to be spent by the Fund on the distribution of the Fund's shares of the Investor Class under the Plan shall not be materially increased without shareholder approval; and (4) while the Plan remains in effect, the selection and nomination of the Company's Directors who are not "interested persons" of the Company (as defined in the 1940 Act) shall be committed to the discretion of such Directors who are not "interested persons" of the Company.


         Fees payable under the Plan are separate from and in addition to any Service Fee payable to Service Organizations by the Adviser, or any Fund payments described herein, for administration, subaccounting, transfer agency and/or other services, including without limitation the Shareholder Services Fees described in the Fund's Investor Class prospectus.


ADMINISTRATIVE SERVICES AGENT


         PFPC Distributors provides certain administrative services to the Institutional Class and Investor Class (as of January 1, 2002) of each Fund that are not provided by PFPC, pursuant to an Administrative Services Agreement, dated as of January 2, 2001 as supplemented, between the Company and PFPC Distributors. These services include furnishing data processing and clerical services, acting as liaison between the Funds and various service providers and coordinating the preparation of annual, semi-annual and quarterly reports. As compensation for such administrative services, PFPC Distributors is entitled to a monthly fee calculated at the annual rate of 0.15% of the average daily net assets of each Class.


                                FUND TRANSACTIONS

         Subject to policies established by the Board of Directors and applicable rules, the Adviser is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Funds. In executing portfolio transactions, the Adviser seeks to obtain the best price and most favorable execution for the Funds, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While the Adviser generally seeks reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.

         No Fund has any obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The Adviser may, consistent with the interests of the Funds and subject to the approval of the Board of Directors, select brokers on the basis of the research, statistical and pricing services they provide to the Funds and other clients of the Adviser. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under its respective contracts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to a Fund and its other clients and that the total commissions paid by a Fund will be reasonable in relation to the benefits to a Fund over the long-term.


         For the fiscal year ended December 31, 2004, the Predecessor Funds paid the following commissions to brokers on account of research services:

             FUND                                     2004
             WPG Core Bond Fund                        $0
             WPG Large Cap Growth Fund              $63,072
             WPG Tudor Fund                         $28,245


         The following chart shows the aggregate brokerage commissions paid by each Predecessor Fund for the past three fiscal years ended December 31:

FUND                                  2004            2003            2002
WPG Core Bond Fund                     $0              $0              $0
WPG Large Cap Growth Fund           $132,158        $101,003        $253,057
WPG Tudor Fund                      $666,782        $677,701        $321,513




         The Funds are required to identify any securities of the Company's regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Funds as of the end of the most recent fiscal year. As of December 31, 2004, the Predecessor Funds held the following securities:

              BROKER DEALER                             VALUE
              -------------                             -----
              WPG CORE BOND FUND
              Amvescap PLC                             $199,348
              Bank One                                 $895,123
              Citibank                               $5,293,981
              Credit Suisse First Boston             $3,911,868
              Goldman Sachs                            $833,522
              JPMorganChase                          $2,160,727
              MBNA                                   $2,168,423
              OMX Timber Finance                       $646,516
              First USA                                $801,144

              WPG LARGE CAP GROWTH FUND
              Ameritrade Holding Corp.                 $338,436

              WPG TUDOR FUND
              Labranche & Co.                          $309,120


         Investment decisions for each Fund and for other investment accounts managed by the Adviser are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Fund is concerned, in other cases it is believed to be beneficial to a Fund.


                       PURCHASE AND REDEMPTION INFORMATION

PURCHASE AND REDEMPTION OF FUND SHARES

         You may purchase shares through an account maintained by your brokerage firm and you may also purchase shares directly by mail or wire. The Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of a Fund's shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing that Fund's NAV. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. A shareholder will also bear any market risk or tax consequences as a result of a payment in securities. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that each Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund. A shareholder will bear the risk of a decline in market value and any tax consequences associated with a redemption in securities.

         Under the 1940 Act, the Company may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (the "NYSE") is closed (other than customary weekend and holiday closings), or during which the SEC restricts trading on the NYSE or determines an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Company may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

         Shares of the Company are subject to redemption by the Company, at the redemption price of such shares as in effect from time to time, including, without limitation: (1) to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectuses from time to time; (2) if such redemption is, in the opinion of the Company's Board of Directors, desirable in order to prevent the Company or any Fund from being deemed a "personal holding company" within the meaning of the Code; (3) or if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company's responsibilities under the 1940 Act.


INVESTOR SERVICES

         The Funds offer a variety of services, as described in the sections that follow and in Appendix B, designed to meet the needs of their shareholders. The costs of providing such services are borne by the Funds, except as otherwise specified below. Further information on each service is set forth in the Prospectuses under the caption "Shareholder Services."


AUTOMATIC INVESTMENT PLAN

         The Automatic Investment Plan enables investors to make regular (monthly or quarterly) investments of $50 or more in Institutional Class shares or $100 or more in Investor Class shares of any Fund through an automatic withdrawal from your designated bank account by simply completing the Automatic Investment Plan application. Please call 1-800-223-3332 or write to WPG to receive this form. By completing the form, you authorize the Funds' Custodian to periodically draw money from your designated account, and to invest such amounts in account(s) with the fund(s) specified. The transaction will be automatically processed to your mutual fund account on or about the first business day of the month or quarter you designate.

         If you elect the Automatic Investment Plan, please be aware that: (1) the privilege may be revoked without prior notice if any check is not paid upon presentation; (2) the Funds' Custodian is under no obligation to notify you as to the non-payment of any check, and (3) this service may be modified or discontinued by the Funds' Custodian upon thirty (30) days' written notice to you prior to any payment date, or may be discontinued by you by written notice to the Transfer Agent at least ten (10) days before the next payment date.

TELEPHONE TRANSACTION PROCEDURES


         The Company's telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms;
(2) requiring the caller to provide the names of the account owners, the account social security number and name of the Fund, all of which must match the Company's records; (3) requiring the Company's service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) permitting exchanges (if applicable) only if the two account registrations are identical; (5) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (6) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and
(7) maintaining tapes of telephone transactions for six months, if the Company elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than PFPC Distributors), financial institutions,
securities  dealers,   financial  planners  and  other  industry  professionals,
additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by an attorney-in-fact under a power of attorney.

                               VALUATION OF SHARES

         Shares of a class of each Fund are priced at their net asset value ("NAV"). The NAV of a class of each Fund is calculated as follows:

                            Value of Assets Attributable to a Class
              NAV   =     - Value of Liabilities Attributable to the same Class
                            ---------------------------------------------------
                            Number of Outstanding Shares of the Class


         Each Fund's NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Currently, the NYSE is closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day (observed) and on the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday.

         Securities held by the Funds are valued using the closing price or the last sale price on a national securities exchange or on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") market system where they are primarily traded. If there were no sales on that day or the securities are traded on other over-the-counter markets, the mean of the last bid and ask price prior to the market close are used. Short term debt securities having a remaining maturity of 60 days or less are amortized to maturity based on their cost. Debt securities having a remaining maturity of greater than 60 days are valued by a pricing service which utilizes matrix pricing based upon both dealer-supplied valuations and other techniques that take into account various factors, such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. With the approval of the Company's Board of Directors, a Fund may use a pricing service, bank or broker/dealer experienced in providing valuations to value the Fund's securities. If market quotations are unavailable or deemed unreliable, securities will be valued by the Funds' Valuation Committee as determined by procedures adopted by the Board of Directors.


         Subject to the approval of the Company's Board of Directors, the Funds may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments in determining the approximate market value of portfolio investments. This may result in the securities being valued at a price that differs from the price that would have been determined had the matrix or formula method not been used. All cash, receivables, and current payables are carried on a Fund's books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Funds' Valuation Committee under the direction of the Company's Board of Directors.

         Portfolio securities traded on more than one U.S. national securities exchange or on a U.S. exchange and a foreign securities exchange are valued at the last sale price, or in the case of securities traded on Nasdaq, the Nasdaq official close, from the exchange representing the principal market for such securities on the business day when such value is determined. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at currency exchange rates determined by the Fund's accounting agent to be representative of fair levels at times prior to the close of trading on the NYSE. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on the NYSE and may not take place on all business days that the NYSE is open and may take place on days when the NYSE is closed. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in a Fund's calculation of net asset value unless the Adviser determines that the particular event would materially affect net asset value, in which case an adjustment would be made.

         In determining the net asset value of each Fund's securities, options on securities, futures contracts and options thereon which are listed or admitted to trading on a national exchange, are valued at their last sale on such exchange prior to the time of determining net asset value; or if no sales are reported on such exchange on that day, at the mean between the most recent bid and asked price. Securities listed on more than one exchange shall be valued on the exchange on which the security is most extensively traded. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent bid and asked prices. Other securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Funds' Valuation Committee as authorized by the Boards.

         Bonds and other fixed income securities (other than short-term obligations but including listed issues) in a Fund's portfolio are valued at fair market value on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, when such valuations are believed to reflect the fair value of such securities.

         For purposes of determining the net asset value of the Funds' shares, options transactions will be treated as follows: When a Fund sells an option, an amount equal to the premium received by that Fund will be included in that Fund's accounts as an asset and a deferred liability will be created in the amount of the option. The amount of the liability will be marked to the market to reflect the current market value of the option. If the option expires or if that Fund enters into a closing purchase transaction, that Fund will realize a gain (or a loss if the cost of the closing purchase exceeds the premium received), and the related liability will be extinguished. If a call option contract sold by a Fund is exercised, that Fund will realize the gain or loss from the sale of the underlying security and the sale proceeds will be increased by the premium originally received.

                           DIVIDENDS AND DISTRIBUTIONS


         Each Fund contemplates declaring as dividends each year all or substantially of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital gain). In general, the Fund's dividends and distributions will be taxable to you for federal, state and local income tax purposes. Dividends and distributions are taxable whether they are received in cash or reinvested in Fund shares. For federal tax purposes, Fund distributions attributable to short-term capital gains and net investment income are taxable to you as ordinary income. Distributions attributable to any excess of net long-term capital gains of a Fund over net short-term capital losses generally are taxable to you as long-term capital gains. This is true no matter how long you own your shares. You should note that the Funds do not expect to pay dividends that are eligible for the recently enacted reduced tax rate on corporate dividends. This is because the Fund will generally be invested in debt instruments and not in shares of stock on which dividend income will be received.


AUTOMATIC REINVESTMENT PLAN

         For the convenience of a Fund's shareholders and to permit shareholders to increase their shareholdings in a Fund, the Funds' Transfer Agent is, unless otherwise specified, appointed in the subscription form by the investor as an agent to receive all dividends and capital gains distributions and to reinvest them in shares (or fractions thereof) of the applicable Fund, at the net asset value per share next determined after the record date for the dividend or distribution. The investor may, of course, terminate such agency agreement at any time by written notice to the Transfer Agent, and direct the Transfer Agent to have dividends or capital gains distributions, or both, if any, sent to him in cash rather than reinvested in shares of the applicable Fund. The Funds or Transfer Agent may also terminate such agency agreement, and the Funds have the right to appoint a successor Transfer Agent.

                                      TAXES

         The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

         The discussions of the federal tax consequences in the Prospectuses and this SAI are based on the Code and the laws and regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the statements included herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

FEDERAL - GENERAL INFORMATION


         Each Fund intends to qualify as a regulated investment company under Subtitle A, Chapter 1, of Subchapter M of the Code. As a regulated investment company, each Fund generally is exempt from federal income tax on its net investment income and realized capital gains which it distributes to shareholders, provided that it distributes an amount equal to at least the sum of 90% of its tax-exempt income and 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Each Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for corporate income tax. If a Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.


         In addition to satisfaction of the Distribution Requirement, each Fund must derive with respect to a taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investment in such stock, securities, or currencies (the "Income Requirement"). Also, at the close of each quarter of its taxable year, at least 50% of the value of each Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (as to which a Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which a Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Fund's total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which such Fund controls and which are engaged in the same or similar trades or businesses. Each Fund intends to comply with these requirements.

         If for any taxable year any Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, the shareholders would recognize dividend income on distributions to the extent of such Fund's current and accumulated earnings and profits and corporate shareholders may be eligible for the dividends received deduction.

         The Code imposes a non-deductible 4% excise tax on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

         For federal income tax purposes, each portfolio is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year after the loss. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations.


         As of December 31, 2004, the following Funds had capital loss carry forwards approximating the amount (in thousands) indicated for federal tax purposes:

            FUND         AMOUNT       YEAR OF EXPIRATION
         Core Bond       $3,091              2007


STATE AND LOCAL TAXES

         Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its officers are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities.

TAXATION OF CERTAIN FINANCIAL INSTRUMENTS

         The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by a Fund and investments in passive foreign investment companies ("PFICs"), are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

         In additions, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

INVESTMENTS IN FOREIGN SECURITIES

         A Fund, to the extent it invests in foreign securities, may be subject to foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) derived from foreign securities. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty in some cases. Such Funds generally will be entitled to deduct such taxes in computing their income subject to tax (if any).

FOREIGN INVESTORS

         For distributions attributable to a Fund's taxable year beginning before January 1, 2005 or after December 31, 2007, foreign shareholders who are not "U.S. persons" (i.e., are nonresident aliens, foreign corporations, fiduciaries of foreign trusts or estates, foreign partnership or other non-U.S. investors) generally will be subject to U.S. withholding tax at a rate of 30% (or a lower treaty rate, if applicable) on distributions by a Fund of net investment income, other ordinary income, and the excess, if any, of net short-term capital gain over net long-term capital loss for the year, regardless of the extent, if any, to which the income or gain is derived from non-U.S. investments of the Fund unless the distributions are effectively connected with a U.S. trade or business of the shareholder. Under recent changes to the Code, for distributions attributable to a Fund's taxable year beginning after December 31, 2004 and before January 1, 2008, foreign shareholders will generally not be subject to withholding tax on distributions attributable to "portfolio interest" or short-term capital gains unless (1) the distributions are effectively connected with a U.S. trade or business of the shareholder, or (2) with respect to short-term capital gains, the shareholder is a nonresident alien individual who is present in the United States for 183 days or more during the taxable year and certain other conditions are met. A foreign shareholder generally will not be subject to U.S. income or withholding tax in respect of proceeds from or gain on the redemption of shares or in distributions are effectively connected with the shareholder's trade or business in the United Sates or, in the case of a shareholder who is a nonresident alien individual, the shareholders is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of investing in a Fund.

         The foregoing discussion is based on federal tax laws and regulations which are in effect on the date of this SAI. Such laws and regulations may be changed by legislative or administrative action. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are advised to consult their tax advisers with specific reference to their own tax situation, including the applications of state and local taxes.

                ADDITIONAL INFORMATION CONCERNING COMPANY SHARES


         The Company has authorized capital of 30 billion shares of common stock at a par value of $0.001 per share. Currently, 26.327 billion shares have been classified into 101 classes as shown in the table below, however, the Company only has 20 active share classes that have begun investment operations. Under the Company's charter, the Board of Directors has the power to classify and reclassify any unissued shares of common stock from time to time.

                                           NUMBER OF                                                   NUMBER OF
                                       AUTHORIZED SHARES                                           AUTHORIZED SHARES
CLASS OF COMMON STOCK                     (MILLIONS)          CLASS OF COMMON STOCK                   (MILLIONS)
----------------------------------------------------------    --------------------------------------------------------
A (Growth & Income)                           100             BBB                                         100
B                                             100             CCC                                         100
C (Balanced)                                  100             DDD (Robeco Boston Partners
                                                              Institutional Small Cap Value
                                                              Fund II)                                    100
D  (Tax-Free)                                 100             EEE (Robeco Boston Partners
                                                              Investors Small Cap Value Fund II)          100
E (Money)                                     500             FFF                                         100
F (Municipal Money)                           500             GGG                                         100
G (Money)                                     500             HHH                                         100
H (Municipal Money)                           500             III (Robeco Boston Partners
                                                              Long/Short Equity-Institutional
                                                              Class)                                      100
I (Sansom Money)                             1,500            JJJ (Robeco Boston Partners
                                                              Long/Short Equity-Investor Class)           100
J (Sansom Municipal Money)                    500             KKK (Robeco Boston Partners Funds)          100

K (Sansom Government Money)                   500             LLL (Robeco Boston Partners Funds)          100

L (Bedford Money)                            1,500            MMM (n/i numeric Small Cap Value)           100

M (Bedford Municipal Money)                   500             Class NNN (Bogle Investment
                                                              Management Small Cap Growth -
                                                              Institutional Class)                        100
N (Bedford Government Money)                  500             Class OOO (Bogle Investment
                                                              Management Small Cap Growth -
                                                              Investor Class)                             100
O (Bedford N.Y. Money)                        500             Class PPP (Schneider Value Fund)            100
P (RBB Government)                            100             Class QQQ (Institutional
                                                              Liquidity Fund for Credit Unions)          2,500
Q                                             100             Class RRR (Liquidity Fund for
                                                              Credit Unions)                             2,500
R (Municipal Money)                           500             SSS (Robeco WPG Core Bond Fund -
S (Government Money)                          500             Investor Class)                             100
T                                             500             TTT (Robeco WPG Core Bond Fund -
U                                             500             Institutional Class)                         50
V                                             500             UUU (Robeco WPG Tudor Fund -
W                                                             Institutional Class)                         50
                                              100             VVV (Robeco WPG Large Cap Growth Fund -
X                                                             Institutional Class)                         50
                                               50             Select (Money)                              700
                                                              Beta 2 (Municipal Money)                     1
                                                              Beta 3 (Government Money)                    1
                                                              Beta 4 (N.Y. Money)                          1
                                                              Principal Class (Money)                     700
                                                              Gamma 2 (Municipal Money)                    1

                                                              Gamma 3 (Government Money)                   1


                                                                              56

                                           NUMBER OF                                                   NUMBER OF
                                       AUTHORIZED SHARES                                           AUTHORIZED SHARES
CLASS OF COMMON STOCK                     (MILLIONS)          CLASS OF COMMON STOCK                   (MILLIONS)
----------------------------------------------------------    --------------------------------------------------------
Y                                                             Gamma 4 (N.Y. Money)                         1
                                              50
Z                                                             Bear Stearns Money                         2,500
                                              50
AA                                            50              Bear Stearns Municipal Money               1,500
BB                                            50              Bear Stearns Government Money              1,000
CC                                            50              Delta 4 (N.Y. Money)                         1
DD                                            100             Epsilon 1 (Money)                            1
EE                                            100             Epsilon 2 (Municipal Money)                  1
FF (n/i numeric Emerging Growth)              50              Epsilon 3 (Government Money)                 1
GG (n/i numeric Growth)                       50              Epsilon 4 (N.Y. Money)                       1
HH (n/i numeric Mid Cap)                      50              Zeta 1 (Money)                               1
II (Baker 500 Growth Fund)                    100             Zeta 2 (Municipal Money)                     1
JJ (Baker 500 Growth Fund)                    100             Zeta 3 (Government Money)                    1
KK                                            100             Zeta 4 (N.Y. Money)                          1
LL                                            100             Eta 1 (Money)                                1
MM                                            100             Eta 2 (Municipal Money)                      1
NN                                            100             Eta 3 (Government Money)                     1
OO                                            100             Eta 4 (N.Y. Money)                           1
PP                                            100             Theta 1 (Money)                              1
QQ (Robeco Boston Partners                                    Theta 2 (Municipal Money)                    1
Institutional Large Cap)                      100
RR (Robeco Boston Partners                                    Theta 3 (Government Money)                   1
Investors Large Cap)                          100
SS (Robeco Boston Partners Advisor                            Theta 4 (N.Y. Money)                         1
Large Cap)                                    100
TT (Robeco Boston Partners
Investors Mid Cap)                            100
UU (Robeco Boston Partners
Institutional Mid Cap)                        100
VV (Robeco Boston Partners
Institutional All Cap Value)                  100
WW (Robeco Boston Partners
Investors All Cap Value)                      100
YY (Schneider Capital Small Cap
Value)                                        100
ZZ                                            100
AAA                                           100

         The classes of common stock have been grouped into separate "families." There are six families that currently have operating portfolios, including: the Sansom Street Family, the Bedford Family, the Schneider Capital Management Family, the n/i numeric investors family of funds, the Robeco Investment Funds Family, and the Bogle Investment Management Family. The Bedford Family and the Sansom Street Family represent interests in the Money Market Portfolio; the n/i numeric investors family of funds represents interests in four non-money market portfolios; the Robeco Investment Funds Family represents interests in eight non-money market portfolios; the Bogle Investment Management Family represents interests in one non-money market portfolio; and the Schneider Capital Management Family represents interests in two non-money market portfolios.


         Each share that represents an interest in the Fund has an equal proportionate interest in the assets belonging to such Fund with each other share that represents an interest in such Fund, even where a share has a different class designation than another share representing an interest in that Fund. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in the Prospectuses, shares of the Company will be fully paid and non-assessable.

         The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company's amended By-Laws provide that shareholders collectively owning at least 10% of the outstanding shares of all classes of common stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.


         Holders of shares of each class of the Company will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities, as defined in the 1940 Act, of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement, distribution agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities (as defined by the 1940 Act) of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants, the approval of principal underwriting contracts and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to a portfolio. Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of common stock of the Company may elect all of the Directors.


         Not withstanding any provision of Maryland law requiring a greater vote of shares of the Company's common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law or by the Company's Articles of Incorporation and By-Laws, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of common stock entitled to vote on the matter voting without regard to class (or portfolio).


         With respect to Institutional Shares of the Robeco WPG Core Bond Fund, Robeco WPG Large Cap Growth Fund, Robeco WPG Tudor Fund and Investor Shares of the Robeco WPG Core Bond Fund (each a "Class"), the Company's Articles Supplementary authorize the Board of Directors, without shareholder approval (unless otherwise required by applicable law), to (a) sell and convey a Class to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such Class to be redeemed at a price equal to their net asset value which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert the assets of a Class into money and, in connection therewith, to cause all outstanding shares of such Class to be redeemed at their net asset value; (c) combine the assets of a Class with the assets belonging to one or more other classes of the Company if the Board of Directors reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination and, in connection therewith, to cause all outstanding shares of any such Class to be redeemed or converted into shares of another class at their net asset value; and
(d) redeem shares of any of the Classes for any other reason if the Board of Directors has determined that it is in the best interest of the Company to do so, provided that such redemption is at the net asset value of such Class. The exercise of such authority may be subject to certain restrictions under the 1940 Act.


         SHAREHOLDER APPROVALS. As used in this SAI and in the Prospectuses, "shareholder approval" and a "majority of the outstanding shares" of a class, series or Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the particular class, series or Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such class, series or Portfolio.

                                  MISCELLANEOUS

COUNSEL

         The law firm of Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, serves as independent counsel to the Company and the Disinterested Directors.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

            KPMG LLP ("KPMG"), 757 Third Avenue, New York 10017, serves as the Predecessor Funds' independent registered public accounting firm, and in that capacity audited each Predecessor Fund's annual financial statements.

            PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103, and Deloitte & Touche LP, 1700 Market Street, 25th Floor, Philadelphia, Pennsylvania 19103 serve as the Company's independent registered public accounting firms.


                              FINANCIAL STATEMENTS

         On or about April 29, 2005, subject to shareholder approval, each Fund will acquire all the assets and assume all of the liabilities of the Predecessor Funds, open-end investment companies with substantially identical investment policies. Prior to the date of this SAI, the Funds had no assets or investment operations.


         The  audited  financial  statements  and  notes  thereto,  and  related documents are incorporated by reference herein and are included in the Predecessor Fund's Annual Report to shareholders for the fiscal year ended December 31, 2004. No other parts of the Annual Report are incorporated by reference herein. The financial statements included in the Annual Report have been audited by the Predecessor Funds' independent registered public accounting firm, KPMG LLP, whose report thereon also appears in the Annual Report and is incorporated by reference herein. Such financial statements have been incorporated herein in reliance upon such report given upon their authority as experts in accounting and auditing. Copies of the Annual Report may be obtained at no charge by telephoning PFPC at the telephone number appearing on the front page of this SAI.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS


SHORT-TERM CREDIT RATINGS
-------------------------

         A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

         "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         "B" - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

         "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

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

         Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. These obligations have an original maturity not exceeding thirteen months, unless explicitly noted. The following summarizes the rating categories used by Moody's for short-term obligations:

         "P-1" - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

         "P-2" - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

         "P-3" - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

         "NP" - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

         Fitch Ratings, Inc. ("Fitch") short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

         "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

         "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

         "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

         "D" - Securities are in actual or imminent payment default.

         The following summarizes the ratings used by Dominion Bond Rating Service Limited ("DBRS") for commercial paper and short-term debt:

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

         "R-1 (high)" - Short-term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an "R-1 (high)", few entities are strong enough to achieve this rating.

         "R-1 (middle)" - Short-term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1
(high)" credits by only a small degree. Given the extremely tough definition which DBRS has established for the "R-1 (high)" category, entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for timely repayment of short-term liabilities.

         "R-1 (low)" - Short-term debt rated "R-1 (low)" is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

         "R-2 (high)" - Short-term debt rated R-2 (high) is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios is not as strong as credits rated in the R-1 (low) category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

         "R-2 (middle) - Short-term debt rated R-2 (middle) is considered to be of adequate credit quality. Relative to the R-2 (high) category, entities rated R-2 (middle) typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or hold a weaker industry position. Ratings in this category would also be more vulnerable to adverse changes in financial and economic conditions.

         "R-2 (low)" - Short-term debt rated R-2 (low) is considered to be of only just adequate credit quality, one step up from being speculative. While not yet defined as speculative, the R-2 (low) category signifies that although, repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside of the issuer's control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

         "R-3 (high)", "R-3 (middle)", "R-3 (low)" - Short-term debt rated "R-3" is speculative, and within the three subset grades, the capacity for timely payment ranges from mildly speculative to doubtful. "R-3" credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

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

         "D" - Short-term debt rated "D" is in arrears. A security rated D implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.


LONG-TERM CREDIT RATINGS
------------------------

         The following summarizes the ratings used by Standard & Poor's for long-term issues:

         "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated "BB," "B," "CCC," "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

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

         "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

         "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         The following summarizes the ratings used by Moody's for long-term debt:

         "Aaa" - Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

         "Aa" - Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

         "A" - Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

         "Baa" - Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

         "Ba" - Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

         "B" - Obligations rated "B" are considered speculative and are subject to high credit risk.

         "Caa" - Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

         "Ca" - Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

         "C" - Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

         "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

         "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         "B" - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

         "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor.

         Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

         PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

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

         The following summarizes the ratings used by DBRS for long-term debt:

         "AAA" - Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.

         "AA" - Bonds rated "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely restrictive definition which DBRS has for the AAA category, entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

         "A" - Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While "A" is a respectable rating, entities in the "A" category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated securities.

         "BBB" - Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

         "BB" - Bonds rated "BB" are defined to be speculative and non investment-grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, deficiencies in critical mass, diversification and competitive strength are additional negative considerations.

         "B" - Bonds rated "B" are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

         "CCC" / "CC" / "C" - Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term bonds rated "B". Long-term bonds rated below "B" often have characteristics which, if not remedied, may lead to default. In practice, there is little difference between the "CCC" to "C" categories, with "CC" and "C" normally used for lower ranking debt of companies where the senior debt is rated in the "CCC" to "B" range.

         "D" - Long-term debt rated "D" is in arrears. A security rated D implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued or reinstated by DBRS.

         ("high", "low") - Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The "AAA" and "D" categories do not utilize "high", "middle", and "low" as differential grades.


NOTES TO SHORT-TERM AND LONG-TERM CREDIT RATINGS
------------------------------------------------

STANDARD & POOR'S

       CREDITWATCH: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

       RATING OUTLOOK: A Standard & Poor's Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

             o  Positive means that a rating may be raised.
             o  Negative means that a rating may be lowered.
             o  Stable means that a rating is not likely to change.
             o  Developing means a rating may be raised or lowered.
             o  N.M. means not meaningful.

MOODY'S

        WATCHLIST: Moody's uses the Watchlist to indicate that a rating is under review for possible change in the short-term. A rating can be placed on review for possible upgrade (UPG), on review for possible downgrade (DNG), or more rarely with direction uncertain (UNC). A credit is removed from the Watchlist when the rating is upgraded, downgraded or confirmed.

        RATING OUTLOOKS: A Moody's rating outlook is an opinion regarding the likely direction of a rating over the medium term. Where assigned, rating outlooks fall into the following four categories: Positive (POS), Negative
(NEG), Stable (STA) and Developing (DEV -- contingent upon an event). In the few instances where an issuer has multiple outlooks of differing directions, an "(m)" modifier (indicating multiple, differing outlooks) will be displayed, and Moody's written research will describe any differences and provide the rationale for these differences. A RUR (Rating(s) Under Review)

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

designation indicates that the issuer has one or more ratings under review for possible change, and thus overrides the outlook designation. When an outlook has not been assigned to an eligible entity, NOO (No Outlook) may be displayed.

FITCH

       WITHDRAWN: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

       RATING WATCH: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

       RATING OUTLOOK: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as "evolving".

DBRS

RATING TRENDS

         Each DBRS rating category is appended with one of three rating trends - "Positive", "Stable", or "Negative". The rating trend helps to give the investor an understanding of DBRS's opinion regarding the outlook for the rating in question. However, the investor must not assume that a positive or negative trend necessarily indicates that a rating change is imminent.

RATING ACTIONS

         In addition to confirming or changing ratings, other DBRS rating actions include:

         SUSPENDED RATINGS: Rating opinions are forward looking. Although rating opinions will consider the historical performance of an issuer, a rating is an assessment of the issuer's future ability and willingness to meet outstanding obligations. As such, for a complete credit quality assessment, DBRS normally requires the cooperation of the issuer so that management strategies and projections may be evaluated and qualified. Since the availability of such information is critical to the rating assessment, any reluctance in management's willingness to supply such information (either perceived or actual) may cause a rating to be changed or even suspended. The eventual action will depend upon DBRS's assessment of the degree of accuracy of a rating, possibly without the cooperation of management. Suspended ratings indicate that an issuer still has outstanding debt, but DBRS no longer provides a current rating opinion on the credit quality of that outstanding debt.

         DISCONTINUED RATINGS: When an entity retires all, or virtually all, of its outstanding debt within a particular category and has no plans to re-issue in the near future, DBRS may discontinue its rating.

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

Other less common circumstances where DBRS may also discontinue ratings include situations where the rated debt is no longer in the public market, where a defeasance structure removes the credit risk of the issuer as a consideration or where the debt comes to be held by a few large institutions that do not require ongoing DBRS ratings.

         RATINGS "UNDER REVIEW": In practice, DBRS maintains continuous surveillance of the entities it rates and therefore, all ratings are always under review. Accordingly, when a significant event occurs that may directly impact the credit quality of a particular entity or group of entities, DBRS will attempt to provide an immediate rating opinion. If there is high uncertainty regarding the outcome of the event and DBRS is unable to provide an objective, forward-looking opinion in a timely manner, then the rating(s) of the issuer(s) will be placed "Under Review" since they may no longer be appropriate and can no longer be relied upon.

         Ratings which are "Under Review" are qualified with one of the following three provisional statements: "negative implications", "positive implications", or "developing implications", indicating DBRS' preliminary evaluation of the impact on the credit quality of the issuer/security. Although the three provisional statements may provide some guidance to subscribers, situations and potential rating implications may vary widely and DBRS's final rating conclusion may depart from its preliminary assessment. For each of these three provisional statements, further due diligence has to be completed in order to determine the applicable rating. In this respect, and while the previous rating may no longer be appropriate and can no longer be relied upon to gauge credit quality, the three provisional statements are an attempt to provide initial guidance as to possible rating outcomes after the due diligence process has been completed and DBRS has finalized its view.


MUNICIPAL NOTE RATINGS
----------------------

         A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

         "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

         Moody's uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels - MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarized the ratings by Moody's for these short-term obligations:

         "MIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

         "MIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

         "MIG-3" - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

         "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

         In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

         When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

         VMIG rating expirations are a function of each issue's specific structural or credit features.

         "VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

         "VMIG-2" - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

         "VMIG-3" - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

         "SG" - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

         Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

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

ABOUT CREDIT RATINGS
--------------------

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

Moody's credit ratings must be construed solely as statements of opinion and not as recommendations to purchase, sell or hold any securities.

Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of repayment in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.







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


                                   APPENDIX B


                           PROTOTYPE RETIREMENT PLANS

The Funds may make available a variety of prototype retirement plans, including employer-sponsored profit sharing plans and Individual Retirement Accounts ("IRAs") including Roth IRAs and simplified employee pension ("SEP") IRAs.

         RETIREMENT PLANS FOR EMPLOYERS. Retirement plans ("Employer Retirement Plans") are available for those entities or self-employed individuals who wish to purchase shares in a fund in connection with a money purchase plan or a profit sharing plan maintained by their employer. The Employer Retirement Plans were designed to conform to the requirements of the Code and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The Employer Retirement Plans received opinion letters from the Internal Revenue Service (the "IRS") on August 7, 2001 that the form of the Employer Retirement Plans is acceptable under Section 401 of the Code.

         Mellon Bank N.A. (formerly Boston Safe Deposit and Trust Company) serves as the Employer Retirement Plan's Custodian under a Custodial Agreement. Custodian fees which are payable by the employer to the Retirement Plan's
Custodian under such Custodial Agreement are a $10 application fee for processing the Retirement Plan application, an annual maintenance fee of $15 per participant, and a distribution fee of $10 for each distribution from a participant's account. Such fees may be altered from time to time by agreement of the employer and the Retirement Plan's Custodian. There are limitations on contributions to and conditions on withdrawals from such Employer Retirement Plans. For further details see the terms and eligibility conditions of the Employer Retirement Plans which are available from the Funds.

         Employers who contemplate adoption of an Employer Retirement Plan should consult their own attorney and financial advisers regarding all aspects of the Plan as a retirement plan vehicle (including fiduciary obligations under ERISA).

         IRAS (INCLUDING ROTH IRAS AND SEP_IRAS). Mellon Bank N.A. serves as custodian for IRAs using any of a fund's shares as the underlying investment. Mellon Bank N.A. will charge an acceptance fee of $10 for each new IRA and an annual maintenance fee of $15 for each year that an IRA is in existence. There is a $10 fee for processing a premature distribution. These fees will be deducted from the IRA account and may be changed by the Custodian upon 30 days' prior notice.

         To establish an IRA for investment in a fund's shares, an investor (or an employer and employee in the case of a SEP-IRA) must complete an application and a custodial agreement that includes the applicable IRS Forms (which have been supplemented to provide certain additional custodial provisions) and must make an initial cash contribution to the IRA, subject to applicable limitations on contributions.

         Detailed information on traditional IRAs, Roth IRAs and SEP-IRAs, together with the necessary form of application and custodial agreement, is available from the Trust and should be studied carefully by persons interested in utilizing a Fund for traditional or Roth IRA investments. Such persons should also consult their own attorney and financial advisers regarding all aspects of the funds as an appropriate IRA investment vehicle, including limitations on contributions and restrictions on withdrawals.



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


                                   APPENDIX C

                              WEISS PECK AND GREER
                                  PROXY POLICY

                                 SEPTEMBER, 2004

1)       THE BOARD OF DIRECTORS

         a)       Voting on Director Nominees in Uncontested Elections

Votes on director nominees are made on a case-by-case basis, examining the following factors:

o        long-term corporate performance record relative to a market index;
o        composition of board and key board committees;
o        corporate governance provisions and takeover activity;
o        nominee's attendance at meetings;
o        nominee's investment in the company;
o        whether a retired CEO sits on the board;
o        whether the chairman is also serving as CEO; and
o whether the nominee is an inside director and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees.

In the following situations, votes on director nominees will be withheld:

o nominee attends less than 75 percent of the board and committee meetings without a valid excuse;
o nominee implements or renews a dead-hand or modified dead-hand poison pill;
o nominee ignores a shareholder proposal that is approved by a majority of shares outstanding;
o nominee ignores a shareholder proposal that is approved by a majority of the votes cast (1 yr. Look-back)
o nominee has failed to act on takeover offers where the majority of the shareholders have tendered their shares;
o nominee is an inside director or affiliated outsider and sits on the audit, compensation, or nominating committees;
o nominee is an inside director or affiliated outsider and the majority of the board is not independent;
o nominee is an audit committee member when a company's non-audit fees are greater than 50% of all fees paid; and,
o nominee has enacted egregious corporate governance policies or failed to replace management as appropriate.

b)       Chairman and CEO are the Same Person

We vote for non-binding shareholder proposals that would require the positions of chairman and CEO to be held by different persons. We vote against binding proposals to separate chairman and CEO.

c)       Majority of Independent Directors


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


We vote for shareholder proposals that request that the board be composed of a majority of independent directors.

We  vote  for   shareholder   proposals  that  request  that  the  board  audit,
compensation and/or nominating committees be composed exclusively of independent directors.

d)       Stock Ownership Requirements

We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

We vote for management and shareholder proposals requiring directors be partially or fully paid in stock.

e)       Term of Office

We vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

f)       Age Limits

We vote against shareholder proposals to impose a mandatory retirement age for outside directors.

g)       Director and Officer Indemnification and Liability Protection

Proposals   concerning  director  and  officer   indemnification  and  liability
protection are evaluated on a case-by-case basis.

We vote against proposals to limit or eliminate director and officer liability for monetary damages for violating the duty of care.

We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

We vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

h)       Charitable Contributions

We vote against shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.

2)       Proxy Contests

a)       Voting for Director Nominees in Contested Elections


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


Votes in a contested election of directors are evaluated on a case-by-case basis, considering the following factors:

o long-term financial performance of the target company relative to its industry;
o        management's track record;
o        background to the proxy contest;
o        qualifications of director nominees (both slates);
o evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and
o        stock ownership positions.

b)       Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest are voted against.

3)       Auditors

a)       Ratifying Auditors

Proposals to ratify auditors are made on a case-by-case basis.

We vote against the ratification of auditors when the company's non-audit fees (ex. Consulting) are greater than 25% of total fees paid to the auditor.

We withhold votes from audit-committee members when the company's non-audit fees (ex. Consulting) are greater than 50% of total fees paid to the auditor.

Audit Fees = statutory audit fees + audit related fees + permissible tax services (this excludes tax strategy)
Non-Audit Fees = other fees (ex. Consulting)

4)       Proxy Contest Defenses

a)       Board Structure: Staggered vs. Annual Elections

We vote against proposals to classify the board.

We vote for proposals to repeal classified boards and to elect all directors annually.

b)       Shareholder Ability to Remove Directors

We vote against proposals that provide that directors may be removed only for cause.

We vote for proposals to restore shareholder ability to remove directors with or without cause.

We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

We vote for proposals that permit shareholders to elect directors to fill board vacancies.
c)       Cumulative Voting

We vote against proposals to eliminate cumulative voting.

We generally vote for proposals to restore or permit cumulative voting.

d)       Shareholder Ability to Call Special Meetings

We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

We vote for proposals that remove restrictions on the right of shareholders to act independently of management.

e)       Shareholder Ability to Act by Written Consent

We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

We vote for proposals to allow or make easier shareholder action by written consent.

f)       Shareholder Ability to Alter the Size of the Board

We vote for proposals that seek to fix the size of the board.

We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

5)       Tender Offer Defenses

a)       Poison Pills

We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

We vote for  shareholder  proposals to redeem a company's  poison pill.

We vote against management proposals to ratify a poison pill.

b)       Fair Price Provisions

We vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

c)       Greenmail


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


We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

We review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

d)       Pale Greenmail

We review on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

e)       Unequal Voting Rights

We vote against dual class exchange offers.

We vote against dual class recapitalizations.

f)       Supermajority Shareholder Vote Requirement to Amend the Charter or
Bylaws

We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

g)       Supermajority Shareholder Vote Requirement to Approve Mergers

We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

h)       White Squire Placements

We vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

6)       Miscellaneous Governance Provisions

a)       Confidential Voting

We vote for shareholder proposals that request corporations to adopt confidential voting, to use independent tabulators, and to use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.


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


We vote for management proposals to adopt confidential voting.

b)       Equal Access

We vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

c)       Bundled Proposals

We review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

d)       Shareholder Advisory Committees

We vote against proposals to establish a shareholder advisory committee.

7)       Capital Structure

a)       Common Stock Authorization

We review on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

We vote against proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

We vote against proposals which request increases in the number of authorized shares over a level 50 percent above currently authorized shares, after taking into account any stock split or financing activity.

b)       Capital Issuance Requests

General issuance requests under both authorized and conditional capital systems allow companies to issue shares to raise funds for general financing purposes. Issuances can be carried out with or without preemptive rights. Corporate law in many countries recognizes preemptive rights and requires shareholder approval for the disapplication of such rights.

We vote for general issuance requests with preemptive rights for up to 50 percent of a company's outstanding capital.

We vote for general issuance requests without preemptive rights for up to 10 percent of a company's outstanding capital.

Specific issuance requests will be judged on their individual merits.

c)       Stock Distributions: Splits and Dividends

We vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance in terms of shareholder returns.

d)       Reverse Stock Splits

We vote for management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.

We vote case-by-case on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue.

e)       Preferred Stock

We vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

We vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.

We vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

We vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

f)       Adjustments to Par Value of Common Stock

We vote for management proposals to reduce the par value of common stock.

g)       Preemptive Rights

We vote for proposals to create preemptive rights.

We vote against proposals to eliminate preemptive rights.

h)       Debt Restructurings

We review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

o Dilution -- How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
o Change in Control -- Will the transaction result in a change in control of the company?


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


o Bankruptcy -- Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

i)       Share Repurchase Programs

We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

j)       Tracking Stock

We vote on the creation of tracking stock on a case-by-case basis, weighing the strategic value of the transaction against such factors as:

o        adverse governance charges
o        excessive increases in authorized capital stock
o        unfair method of distribution
o        diminution of voting rights
o        adverse conversion features
o        negative impact on stock option plans
o        other alternatives such as spinoff

8)       Executive and Director Compensation

Votes with respect to compensation plans are determined on a case-by-case basis.

We vote against plans that contain:

o        Voting  power  dilution  greater  than  12%?
o        Plans  that  provide  too much discretion to directors.
o        Plans that reflect  exercise  price of less than 100% of market value.
(Note: For broad-based plans employee plans, we will accept 15% discount.)
o Plans that allow the repricing of underwater stock options without shareholder approval.

a)       Management Proposals Seeking Approval to Reprice Options

We vote on management proposals seeking approval to reprice options on a case-by-case basis.

b)       Director Compensation

We vote on stock based plans for directors on a case-by-case basis.

c)       Employee Stock Purchase Plans

We vote on employee stock purchase plans on a case-by-case basis.

d)       OBRA-Related Compensation Proposals:

o        Amendments that Place a Cap on Annual Grants or Amend Administrative
Features


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


We vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

o        Amendments to Added Performance -Based Goals

We vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

o        Amendments to Increase Shares and Retain Tax Deductions Under OBRA

We evaluate votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of
Section 162(m) on a case-by-case basis.

o        Approval of Cash or Cash-and-Stock Bonus Plans

We vote on cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA on a case-by-case basis.

We generally vote against plans with excessive awards (2 million cap).

e)       Shareholder Proposals to Limit Executive and Director Pay

We generally vote for shareholder proposals that seek additional disclosure of executive and director pay information.

We vote against all other shareholder proposals that seek to limit executive and director pay.

f)       Golden and Tin Parachutes

We vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

We vote against golden parachutes.

g)       Employee Stock Ownership Plans (ESOPs)

We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

h)       401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

i)       Pension Plan Income and Performance-Based Compensation


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


Generally we vote for proposals to exclude earnings on assets of company sponsored pension plans in determining executive and director compensation. Our position generally does not view the following factors as relevant: (1) the amount of pension plan earnings, and (2) the percentage, if any, such pension plan earnings contribute to the company's pre-tax earnings.

9)       State of Incorporation

a)       Voting on State Takeover Statutes

We review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti- greenmail provisions, and disgorgement provisions).

b)       Voting on Reincorporation Proposals

Proposals to change a company's state of incorporation are examined on a case-by-case basis.

10)      Mergers and Corporate Restructurings

a)       Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account at least the following:

o        anticipated financial and operating benefits;
o        offer price (cost vs. premium);
o        prospects of the combined companies;
o        how the deal was negotiated; and
o        changes in corporate governance and their impact on shareholder rights.

b)       Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a case-by-case basis.

c)       Spin-offs

Votes on spin-offs are considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

d)       Asset Sales

Votes on asset sales are made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

e)       Liquidations


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


Votes on liquidations are made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

f)       Appraisal Rights

We vote for proposals to restore, or provide shareholders with, rights of appraisal.

g)       Changing Corporate Name

We vote for changing the corporate name.

11)      Corporate Governance and Conduct

In general, we support shareholder proposals that promote good corporate citizenship while enhancing long-term shareholder value. Proposals that present an egregious economic impact will not be supported.

o We support the adoption of labor standards and codes of conduct for foreign and
o        domestic suppliers as ways to protect brands and manage risk.
o We support reporting on countries with human rights abuses as ways to protect and
o        manage risk.
o        We support CERES Principles, environmental reporting and MacBride
Principles.
o        We support high-performance workplace standards.
o We support fair lending uidelines and disclosure at financial companies.
o        We support reporting on equal opportunity and diversity.
o We oppose resolutions that would fundamentally affect company performance and
o        competitive increase of shareholder value.



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                              WEISS PECK AND GREER
                                PROXY PROCEDURES

1)       Introduction

WPG generally is responsible for voting proxies with respect to securities held in client accounts, including clients that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Our authority to vote proxies is established by our advisory contracts or other comparable documents, and our policies and procedures have been developed in accordance with these contractual obligations. This document sets forth our procedures with respect to proxy voting as well as the steps we have taken to comply with SEC Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act"). Specifically, Rule 206(4)-6 requires that we:

o Adopt and implement written policies and procedures reasonably designed to ensure that we vote client securities in the best interest of clients;
o Describe our proxy voting policies and procedures to clients and furnish them with a copy on request; and
o Disclose to clients how they may obtain information from us about how we voted proxies for their securities.

a)       Objective

When given responsibility for voting proxies, WPG takes reasonable steps under the circumstances to ensure that proxies are voted in the best interest of our clients. This generally means voting proxies with a view toward enhancing the economic value of stock held in clients' accounts. In the case of social and political responsibility issues that, in our opinion, do not primarily involve financial considerations, it is our objective to support shareholder proposals that we believe promote good corporate citizenship while enhancing long-term shareholder value.

b)       Arrangements with Institutional Shareholder Services ("ISS")

To assist us in carrying out our responsibilities with respect to proxy activities, we subscribe to ISS, a third party corporate governance research service that provides an in-depth proxy research, ballot voting, recordkeeping, and vote-reporting service. A dedicated team of research analysts at ISS reviews all proxy proposals for securities held in client accounts and votes the proposals in accordance with WPG's Proxy Voting Policies (the "Guidelines"), described below. Ballots are then cast by ISS on behalf of WPG's clients. ISS maintains all necessary proxy voting records and will prepare reports concerning how votes were cast for particular clients on request. Although we may consider ISS' recommendations on proxy issues, WPG bears ultimate responsibility for proxy voting decisions.

c)       WPG's Proxy Voting Guidelines

When making proxy-voting decisions, we generally adhere to our Guidelines, as revised from time to time by our Proxy Voting Committee (the "Committee").

Our Guidelines were developed in conjunction with ISS and predominantly follow a combination of ISS' standard and Taft-Hartley guidelines. We have identified for ISS certain routine issues that enable


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them to vote in a consistent manner with regard to these proposals. In addition, we have outlined certain criteria for addressing non-routine issues. ISS performs in-depth research and analysis and, where required by the Guidelines, performs a case-by-case evaluation prior to casting a ballot on our behalf. Although WPG has instructed ISS to vote in accordance with the Guidelines, WPG retains the right to deviate from those Guidelines if, in its estimation, doing so would be in the best interest of clients. In addition, there may be situations in which the Guidelines do not address particular proxy voting proposals.

The Guidelines are described generally in our Form ADV, Part II and are made available to clients on request.

d)       Role of WPG's Proxy Policy Committee

WPG's Proxy Policy Committee is comprised of portfolio managers covering the market capitalization spectrum, as well as a representative from the compliance and client service departments. The Committee establishes the Guidelines and updates the Guidelines as necessary, but no less frequently than annually. In addition, the Committee, in its sole discretion, may delegate certain functions to internal departments and/or engage third-party vendors to assist in the proxy voting process. Finally, selected members of the Committee will be responsible for evaluating and resolving conflicts of interest relating to WPG's proxy voting process.

e)       Role of WPG's Operations Department

WPG's Operations Department is primarily responsible for ensuring ISS receives, processes, and voting proxies in accordance with our Guidelines for securities held in client accounts. Once a client account is established, the Operations Department will arrange for the client's custodian to forward proxy materials to ISS. In addition, WPG provides ISS with a nightly electronic holdings file so ISS can ensure timely receipt of proxy materials from custodians on an ongoing basis. Finally, the Operations Department, with the assistance of the Proxy Committee Chairman, conducts comprehensive proxy audits twice annually as detailed in the Operations Department Proxy Procedures. These proxy audits are designed to ensure that proxy materials for client accounts are sent to ISS and that proxy proposals are voted in accordance with the Guidelines.

f)       Accounts for Which WPG Has Proxy Voting Responsibility

WPG generally is responsible for voting proxies with respect to accounts over which we exercise discretion. Our investment advisory agreements provide that we are responsible for proxy voting unless the client has directed us to the contrary in writing.

g)       Adherence to Client Proxy Voting Policies

From time to time our clients will provide WPG with their own proxy voting policy. We have found that client policies generally are comparable to WPG's Policies. Any material differences are addressed directly with the client on a case-by-case basis.

h)       Non-Voting of Proxies


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WPG will make every attempt to vote proxies in accounts over which we exercise proxy voting discretion, but there may be instances when we are unable or unwilling to do so because of legal or operational difficulties or because we believe the administrative burden and/or associated cost exceeds the expected benefit to a client. Such instances may include, but are not limited to, the voting of:

o Securities out on loan pursuant to a securities lending arrangement that the client has entered into with their custodian;
o        Securities of foreign issuers;
o Securities held on record date but sold prior to the company's meeting date;
o Legacy securities that we intend to sell in order to reposition an account at the inception of a
o        new investment advisory relationship; or
o Proxy solicitations that occur during transitions in investment advisers or changes in custodians.

It is not WPG's practice to invest assets in advised accounts into mutual funds or other pooled investment vehicles affiliated with WPG (e.g., for which WPG serves as investment adviser) ("Affiliated Funds"). However, if we do invest client assets in Affiliated Funds, we may be required to refrain from voting proxies solicited by such Affiliated Funds. Alternatively, we may (unless in the particular situation voting in such a manner would be imprudent or otherwise inconsistent with applicable law) vote shares for each proxy proposal in proportion to the respective client's interest in the Affiliated Fund.

i)       Shareholder Activism

WPG generally does not actively engage in soliciting proxies or supporting or opposing matters before shareholders. However, we may engage in a dialogue with management or take other actions with regard to a particular proxy proposal if we believe the benefit to shareholders exceeds the cost of such activity.

j)       Disclosures of Proxy Voting Intentions

From time-to-time WPG may be contacted by proxy solicitors, security issuers, or clients regarding a particular proxy proposal. While we do not intend to restrict communications in the ordinary course of business with clients for whom we vote proxies, it is generally WPG's position not to discuss the specifics of particular proxy proposals or how we intend to vote proposals with any third parties. However there may be occasions when it is advantageous for members of our research or portfolio management team to review a proposal with an issuer to ensure we have a valid understanding of the proposal's economic impact.

k)       Conflicts

ISS is a third-party service provider engaged to make recommendations and to vote proxies in accordance with WPG's predetermined Guidelines. Because we vote proxies based on predetermined Guidelines, we believe clients are sufficiently insulated from any actual or perceived conflicts WPG may encounter between our interests and those of our clients. However, we may deviate from the Guidelines where, in our estimation, doing so would be in the best financial interest of our clients. In addition, there may be situations in which WPG cannot rely on its predetermined Guidelines because, for example, the Guidelines do not address a particular proxy voting proposal. If a member of our


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research or portfolio management team recommends that we vote a particular proxy proposal in a manner inconsistent with the Guidelines, our Guidelines do not address a particular proxy voting proposal or ISS cannot assist us in evaluating a particular proxy voting proposal, we will adhere to certain procedures designed to ensure that the decision to vote the proposal at issue is based on the best interest of WPG's clients. These procedures are as follows:

Step 1: The individual requesting a deviation from the Guidelines or otherwise recommending how WPG should vote in a particular case (e.g., if the Guidelines do not address the type of proposal or ISS cannot provide assistance) will complete and certify WPG's Proxy Conflicts Questionnaire (the "Questionnaire"). The Questionnaire seeks to identify whether the Adviser, its affiliates or its or their respective officers, directors, employees may have a business or personal relationship with any participant in a proxy contest, the issuer itself or the issuer's pension plan, corporate directors or candidates for directorship that may not be readily apparent.

Step 2: In the case of a proposed deviation from the Guidelines, the individual requesting the deviation will submit written documentation of the economic rationale and other factors supporting his or her request to the Chairman of the Committee. The Chairman must approve this rationale prior to any further consideration of the deviation from the Guidelines. If the Guidelines do not address a particular proxy voting proposal or ISS cannot provide assistance in evaluating a proposal, the individual recommending how WPG should vote in the particular case will submit written documentation of the economic rationale and other factors supporting his or her recommendation to the Chairman of the Committee. The Chairman, along with such other members of the Committee or internal research or portfolio management personnel as the Chairman believes are appropriate, will review the recommendation and determine how WPG will vote.

Step 3: Based on the responses to the Questionnaire, the Committee (or a subset of the Committee) will determine if there is any actual or perceived conflict of interest between WPG's interests and those of its clients. If there is a conflict of interest, the Committee (or a subset of the Committee) will determine whether the conflict is "material" based on the nature of the business or personal relationship, tie specific proxy proposal and such other factors or criteria as the Committee representatives determine are relevant. In the event of any uncertainty relating to the presence of a conflict of interest or whether a conflict is material, the Director of Compliance may consult internal research or portfolio management personnel as well as outside counsel, as appropriate.

Step 4: If a material conflict of interest is found to exist, WPG will vote the proxy proposal in any of the following manners:

o Refer Proposal to the Client - WPG may refer the proposal to the client and obtain instructions from the client on how to vote the proxy relating to that proposal.
o Obtain Client Consent to WPG's Recommendation - If WPG is in a position to disclose the conflict to the client (i.e., such information is not confidential), WPG may determine how it proposes to vote the proposal on which it has a conflict, fully disclose the nature of the conflict to the client, and obtain the client's consent to how WPG will vote on the proposal (or otherwise obtain instructions from the client on how the proxy on the proposal should be voted).
o Use an Independent Third Party - Subject to any client imposed proxy voting policies, WPG may use an independent third party to recommend how to vote particular proposals that involve a conflict of interest. Such recommendation may be based on the third party's predetermined proxy voting policies


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(so long as the subject matter of the proposal is specifically addressed in the guidelines) or independent research conducted by the third party.
o WPG also may resolve any material conflict in such other manner as WPG believes is appropriate, including by making its own determination that the particular vote is, notwithstanding the conflict, in the best interest of clients.

Step 5: The Committee will document the decisions set forth above and the basis for each such decision.

In the absence of the Chairman of the Committee, his or her responsibilities under this Section K will be performed by one or more of the portfolio managers responsible for the accounts in which the applicable security position is held, in consultation with the Director of Research.

l)       Reports

A copy of WPG's Proxy Voting Procedures, as updated from time-to-time, as well as information regarding the voting of securities for each client account is available on request from the client service manager assigned to the account. If requested, WPG will provide clients with periodic reports on proxy voting decisions for securities in their accounts, in such forms or intervals as reasonably requested.

m)       Recordkeeping

WPG, in conjunction with ISS, will maintain records in accordance with the requirements of Rule 204-2 of the Advisers Act.




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                              WEISS PECK AND GREER
                 PROXY VOTING CONFLICT OF INTEREST QUESTIONNAIRE

Issuer:

Proxy Proposal:

1)       How did this particular proposal come to your attention?



2)       Is the issuer known to be:

a)       One of WPG's current clients?
b)       A current client of a WPG affiliate?
c) A prospect one of the above either WPG or any affiliate is actively pursuing for investment advisory or other services?
d)       One of WPG's vendors or service providers?
e)       A pension consultant or other person who directs business to WPG?

If the answer is "yes" to any of the above, please provide a detailed explanation of the relationship:




3) Are you aware of any business or personal relationship that WPG or its affiliates may have with:

a)       an executive at the issuer
b)       a director of the issuer
c) a person who is a candidate to be a director of the issuer d) a participant in the proxy contest
d)       a proponent of the proxy proposal

If the answer is "yes" to any of the above, please provide a detailed explanation of the relationship:




4) Please describe any business or personal relationship that you or anyone in your immediate family or your household may have with:

a)       an executive at the issuer
b)       a director of the issuer
c) a person who is a candidate to be a director of the issuer d) a participant in the proxy contest
d)       a proponent of the proxy proposal


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5)       Have you been contacted by internal or external parties seeking to influence WPG's vote with respect to the proxy proposal? If "yes," please provide a detailed explanation.





6) Are you aware of any other conflict between the interests of WPG and those of its clients that may arise in connection with this proxy proposal? If "yes," please provide a detailed explanation.






                                      * * *

I certify I have answered the above questions accurately to the best of my knowledge after reasonable inquiry.


Signed:
Printed Name:
Date:


REVIEWED BY:

Signed:
Printed Name:
Date:


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